UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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II-VI INCORPORATED

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II-VI Incorporated 375 Saxonburg Boulevard Saxonburg, PA 16056

Notice of Annual Meeting of Shareholders

to be held on November 9, 2020

September 29, 2020

Dear Shareholder:

I invite you to attend the 2020 Annual Meeting of Shareholders of II-VI Incorporated on Monday, November 9, 2020, at 3:00 p.m. Eastern U.S. time. This year, our Annual Meeting will be held by webcast, to provide a consistent experience to all shareholders regardless of location, and to reduce the environmental and public health impact of our meeting.

We expect the formal business of the Annual Meeting to consist of the election of directors, a non-binding advisory vote on executive compensation, approval of the amendment and restatement of the 2018 Omnibus Incentive Plan to add shares, ratification of the Audit Committee’s selection of our independent registered public accounting firm, and any other business that validly arises at the Annual Meeting.

To ensure that your shares are represented and voted, please vote your shares as soon as possible, even if you plan to attend the virtual meeting.

On behalf of the Board of Directors and management, thank you for your investment and interest in II-VI Incorporated.

Sincerely,

VINCENT D. MATTERA, JR., PH.D.

Chief Executive Officer

Notice of Annual Meeting of Shareholders

DATE:	Monday, November 9, 2020
TIME:	3:00 p.m. Eastern U.S. time
PLACE:	Via Webcast at www.virtualshareholdermeeting.com/IIVI2020

VOTING

Shareholders are asked to vote on the following items at the Annual Meeting:

1.	Election of three Class Three directors, each for a three-year term to expire in 2023.
2.	A non-binding advisory vote to approve compensation paid to our named executive officers in fiscal year 2020, as disclosed in this proxy statement.
3.	Approval of the amendment and restatement of the 2018 Omnibus Incentive Plan to add shares.
4.	Ratification of the Audit Committee’s selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2021.
5.	Any other matters that properly come before the Annual Meeting.

RECORD DATE

Shareholders of record at the close of business on September 15, 2020, are entitled to notice of, and to vote at, the Annual Meeting, and any adjournment or postponement of the meeting.

AVAILABILITY OF MATERIALS

Shareholders of record will automatically receive a printed set of proxy materials, including a proxy card. For shareholders who hold shares through a broker, bank or other nominee (commonly referred to as held in “street name”), we furnish proxy materials via the internet. If you received a Notice of Internet Availability of Proxy Materials (the “Notice”) by mail from your broker, bank or other nominee, you will not receive a printed copy of the proxy materials unless you request one. The Notice instructs you how to access and review all of the important information contained in the proxy materials over the Internet. The Notice also provides instructions for submitting your proxy over the Internet. If you received a Notice and would like to receive a printed copy of our proxy materials, please follow the instructions for requesting materials included in the Notice.

This proxy statement and the proxy card will first be made available to shareholders on or about September 29, 2020.

By Order of the Board

JO ANNE SCHWENDINGER, Secretary

September 29, 2020

YOUR VOTE IS IMPORTANT. WE URGE YOU TO CAST YOUR VOTE AS INSTRUCTED IN THE NOTICE OR PROXY CARD AS PROMPTLY AS POSSIBLE. IF YOU DID NOT RECEIVE A PAPER PROXY CARD, YOU MAY REQUEST ONE BY CONTACTING THE COMPANY’S SECRETARY AT II-VI INCORPORATED, 375 SAXONBURG BOULEVARD, SAXONBURG, PENNSYLVANIA 16056.

TABLE OF CONTENTS

Preceding	Notice of Annual Meeting of Shareholders

1	Proxy Statement for the Annual Meeting of Shareholders

5	MATTERS OF BUSINESS, VOTES NEEDED AND RECOMMENDATIONS OF THE BOARD

6	ELECTION OF DIRECTORS (PROPOSAL 1)

7	CLASS THREE DIRECTORS STANDING FOR ELECTION

8	CONTINUING DIRECTORS

11	MEETINGS AND STANDING COMMITTEES OF THE BOARD OF DIRECTORS

12	DIRECTOR INDEPENDENCE AND CORPORATE GOVERNANCE POLICIES

15	DIRECTOR COMPENSATION IN FISCAL YEAR 2020

18	SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

20	NAMED EXECUTIVE OFFICERS

21	EXECUTIVE COMPENSATION

23	ELEMENTS OF TOTAL DIRECT COMPENSATION

30	PROCESS FOR SETTING COMPENSATION FOR FISCAL YEAR 2020

32	COMPENSATION AND RISK

33	ADDITIONAL INFORMATION

36	COMPENSATION COMMITTEE REPORT

37	SUMMARY COMPENSATION TABLE

38	GRANTS OF PLAN-BASED AWARDS FISCAL YEAR 2020

39	OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

40	OPTIONS EXERCISED AND STOCK VESTED IN FISCAL YEAR 2020

41	NONQUALIFIED DEFERRED COMPENSATION FISCAL YEAR 2020

41	POTENTIAL PAYMENTS UPON CHANGE IN CONTROL AND EMPLOYMENT TERMINATION

42	EMPLOYMENT AGREEMENTS

45	EXECUTIVE SEVERANCE PLAN

46	CEO PAY RATIO

48	NON-BINDING ADVISORY VOTE TO APPROVE THE COMPANY’S 2020 NAMED EXECUTIVE OFFICER COMPENSATION, AS DISCLOSED IN THIS PROXY STATEMENT (PROPOSAL 2)

50	APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE 2018 OMNIBUS INCENTIVE PLAN TO ADD SHARES (PROPOSAL 3)

50	KEY FEATURES OF THE AMENDED AND RESTATED 2018 PLAN

57	NEW PLAN BENEFITS

58	REPORT OF THE AUDIT COMMITTEE

59	RATIFICATION OF THE AUDIT COMMITTEE’S SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (PROPOSAL 4)

59	OTHER INFORMATION

59	SHAREHOLDER PROPOSALS

60	HOUSEHOLDING

60	RELATED PARTY TRANSACTIONS

60	OTHER MATTERS

60	ANNUAL REPORT ON FORM 10-K TO THE SECURITIES AND EXCHANGE COMMISSION

A-1	APPENDIX A—NON-GAAP RECONCILIATION TABLES

B-1	APPENDIX B—II-VI INCORPORATED AMENDED AND RESTATED 2018 OMNIBUS INCENTIVE PLAN

II-VI Incorporated 375 Saxonburg Boulevard Saxonburg, PA 16056

Proxy Statement for the

Annual Meeting of Shareholders

TO BE HELD ON NOVEMBER 9, 2020

GENERAL

The enclosed proxy is solicited on behalf of the Board of Directors (the “Board”) of II-VI Incorporated, a Pennsylvania corporation (the “Company” or “II-VI”), for use at the annual meeting of Shareholders (“the Annual Meeting”) to be held on Monday, November 9, 2020, at 3:00 p.m. Eastern U.S. time, or any rescheduled date. These proxy materials were first made available on or about September 29, 2020, to shareholders of record on September 15, 2020 (the “Record Date”).

The Annual Meeting will occur as a virtual meeting conducted exclusively via a live audio webcast at www.virtualshareholdermeeting.com/IIVI2020. You will need your control number, included on your proxy card or Notice, to access the webcast. Please see the Company’s website at www.ii-vi.com/investor-relations for further information about the Annual Meeting.

WHAT IS THE PURPOSE OF THE ANNUAL MEETING?

Shareholders will act on the matters outlined on the cover page of this proxy statement. We are not aware of any matters to be presented at the meeting. If any other matter is properly presented at the Annual Meeting, your proxy holder will vote your shares in his or her discretion.

WHO MAY VOTE AT THE ANNUAL MEETING?

You are entitled to vote at the Annual Meeting if our records show that you held your shares as of the close of business on the Record Date. As of the Record Date, 103,849,231 shares of Company common stock, no par value (“Common Stock”), were issued and outstanding.

WHAT ARE THE VOTING RIGHTS OF HOLDERS OF II-VI COMMON STOCK?

Each share of Common Stock is entitled to one vote on all matters submitted to a vote of the shareholders, including the election of directors. Shareholders do not have cumulative voting rights.

WHO MAY PARTICIPATE IN THE ANNUAL MEETING?

You are entitled to participate in the Annual Meeting if you were a shareholder as of the close of business on September 15, 2020, or hold a valid proxy for the meeting. To participate in the virtual Annual Meeting, including to vote, ask questions and to view the list of registered shareholders as of the Record Date during the meeting, you must access the meeting website at www.virtualshareholdermeeting/IIVI2020. To vote or submit a question, you will need the control number included on your proxy card or Notice, and to follow the instructions posted at www.virtualshareholdermeeting/IIVI2020. Broadridge Financial Solutions, Inc., is

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hosting the webcast and, as of 3:00 p.m. Eastern U.S. time on the Annual Meeting date, will be available via telephone at 1-855-449-0991 (toll free within the U.S. and Canada), or at +1-720-378-5962 for calls from outside the U.S. or Canada, to answer your questions regarding how to attend and participate in the Annual Meeting via the Internet.

We will endeavor to answer as many shareholder-submitted questions as time permits that comply with the meeting rules of conduct. We reserve the right to group questions on the same topic, to edit profanity or other inappropriate language, and to exclude questions regarding topics that are not pertinent to meeting matters or Company business.

WHAT CONSTITUTES A QUORUM?

Our bylaws provide that shareholders holding a majority of the shares of common stock issued, outstanding and entitled to vote on the Record Date constitute a quorum at the Annual Meeting. The virtual presence via the webcast or by proxy of holders representing at least 51,924,616 shares of Common Stock will be required to establish a quorum. Proxies received but marked as abstentions and broker non-votes (explained below) will be included as shares present when determining whether there is a quorum. If there is no quorum, the holders of a majority of shares present at the meeting may adjourn the Annual Meeting to another date.

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HOW DO I VOTE?

Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. If entitled to vote, you may vote:

✓

Through your Broker: If your shares are held through a broker, bank or other nominee (commonly referred to as held in “street name”), you will receive instructions from them that you must follow to have your shares voted. If you do not provide voting instructions to your broker, bank or other nominee, your shares will not be voted on any matter that your broker, bank or other nominee does not have discretionary authority to vote on.

✓

Returning a Proxy Card: If you receive a proxy card, sign and date it, then return it promptly in the envelope provided. If your signed proxy card is received before the Annual Meeting, the designated proxies will vote your shares as you direct. If you return a signed proxy card that does not direct how to vote on a proposal, the designated proxies will vote in their discretion on that proposal.

✓

Using the Telephone: Dial toll-free at 1-800-690-6903 (toll free within the U.S. and Canada), or +1-720-378-5962 for calls made from outside the U.S. or Canada, and follow the recorded instructions. You will be asked to provide the control number from your proxy card or Notice.

✓	Through the Internet: Go to www.proxyvote.com and follow the instructions provided. You will be asked for the control number located on the proxy card or Notice.

✓

Virtually During the Annual Meeting: Please follow the instructions for attending and voting virtually posted at www.virtualshareholdermeeting.com/IIVI2020. All votes must be received before the polls close during the Annual Meeting.

HOW DO I REQUEST PAPER COPIES OF THE PROXY MATERIALS?

Please refer to the Notice for the ways you may request a paper copy of the proxy statement and proxy card.

CAN I CHANGE OR REVOKE MY VOTE AFTER I VOTE ONLINE OR RETURN MY PROXY CARD?

Yes. Even after you have submitted your proxy, you may change or revoke your vote at any time before the proxy is exercised. You may (i) deliver a notice of revocation or deliver a later-dated proxy to the Company’s Secretary at II-VI Incorporated, 375 Saxonburg Boulevard, Saxonburg, Pennsylvania 16056; (ii) submit another vote over the Internet or by telephone; or (iii) vote during the Annual Meeting. Your participation in the Annual Meeting will not automatically revoke a previously submitted proxy. A shareholder’s last vote is the vote that will be counted.

WHAT ARE THE RECOMMENDATIONS OF THE BOARD?

Unless you give other instructions when you vote, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board. These recommendations are set forth in the description of each proposal in this proxy statement. In summary, the Board recommends a vote:

-	FOR election of the nominated slate of Class Three Directors for terms expiring in 2023 (see Proposal 1);

-	FOR approval, on a non-binding advisory basis, of the compensation of our named executive officers as disclosed in this proxy statement (see Proposal 2);

-	FOR approval of the amendment and restatement of the 2018 Omnibus Incentive Plan to add shares (see Proposal 3); and

-	FOR ratification of the Audit Committee’s selection of Ernst & Young LLP (“EY”) as our independent registered public accounting firm for the fiscal year ending June 30, 2021 (see Proposal 4).

With respect to any other matter that properly comes before the Annual Meeting, the proxy holders will vote as recommended by the Board or, if no recommendation is given, in their own discretion.

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WHAT IS THE EFFECT OF ABSTENTIONS AND BROKER NON-VOTES?

For each of the matters to be voted on at the Annual Meeting, abstentions and broker non-votes will be counted for purposes of establishing a quorum but will not be counted in determining the number of votes necessary for approval. A “broker non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular matter because it did not receive instructions from the beneficial owner. A nominee may have discretionary authority to vote on Proposal 4 but will not be permitted to vote a beneficial owner’s shares on Proposals 1, 2 or 3 absent having instructions from the beneficial owner. Abstentions and broker non-votes will not be taken into account in determining the outcome of the election of directors, since they are not considered to be “votes cast”. Abstentions have the effect of a vote “AGAINST” with respect to Proposals 2, 3 and 4 while broker non-votes have no effect.

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MATTERS OF BUSINESS, VOTES NEEDED AND

RECOMMENDATIONS OF THE BOARD

	For More Information	Board Recommended
Proposal 1 – Election of Directors	Page 6	✓For Each Nominee

Each outstanding share of our Common Stock is entitled to one vote for as many separate nominees as there are directors to be elected. There are three directors nominated for election to Class Three of our Board at the Annual Meeting: Joseph J. Corasanti, Patricia Hatter and Marc Y.E. Pelaez. A nominee will be elected to the Board if the number of votes cast for the nominee exceeds the number of votes cast against the nominee’s election, subject to the Company’s policy described under “Proposal 1 – Election of Directors – Director Conditional Resignation Policy.” Abstentions and broker non-votes have no effect on this matter. The Board recommends that you vote FOR the election of each of the Board’s nominees for director.

Proposal 2 – Non-binding advisory vote to approve compensation paid to named executive officers in fiscal year 2020, as disclosed in this proxy statement	Page 48	✓For

The affirmative vote of at least a majority of the votes that all shareholders present at the Annual Meeting, in person or by proxy, are entitled to cast is required to approve on a non-binding advisory basis the compensation of our named executive officers for fiscal year 2020, as disclosed in this proxy statement. Abstentions have the effect of an “AGAINST” vote, and broker non-votes have no effect. Because this is an advisory vote, it will not be binding on the Company or the Board. However, the Compensation Committee will consider the voting results, among other factors, when making future decisions on executive compensation. The Board recommends that you vote FOR the resolution approving the Company’s fiscal year 2020 named executive officer compensation.

Proposal 3 – Approval of the Amendment and Restatement of the 2018 Omnibus Incentive Plan to Add Shares	Page 50	✓For

The affirmative vote of at least a majority of the votes that all shareholders present at the Annual Meeting, in person or by proxy, are entitled to cast is required to approve the Amendment and Restatement of the 2018 Omnibus Incentive Plan to add shares. Abstentions have the effect of an “AGAINST” vote, and broker non-votes have no effect. The Board recommends that you vote FOR the Amendment and Restatement of the 2018 Omnibus Incentive Plan to add shares.

Proposal 4 – Ratification of the Audit Committee’s selection of EY as the Company’s independent registered public accounting firm (“Independent Accountants”) for the fiscal year ending June 30, 2021	Page 59	✓For

The affirmative vote of at least a majority of the votes that all shareholders present at the Annual Meeting, in person or by proxy, are entitled to cast is required to ratify the appointment of EY as the Company’s Independent Accountants for the fiscal year ending June 30, 2021. Abstentions have the effect of an “AGAINST” vote, and broker non-votes have no effect. The Audit Committee is responsible for appointing the Company’s Independent Accountants. The Audit Committee is not bound by the outcome of this vote, but, if the appointment of EY is not ratified by shareholders, the Audit Committee will reconsider the appointment. The Board recommends that you vote FOR the ratification of the Audit Committee’s selection of EY as the Company’s Independent Accountants for the fiscal year ending June 30, 2021.

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ELECTION OF DIRECTORS (PROPOSAL 1)

The Board is divided into three classes, each consisting of as nearly an equal number of directors as practicable. At present, the Board consists of nine members, with three directors each in Classes One, Two and Three.

On May 29, 2020, Jerry S. Rawls resigned from the Board pursuant to the requirement in the Company’s Corporate Governance Guidelines that a director tender his or her resignation upon conclusion of the last regularly scheduled Board meeting prior to the director completing his or her 75th year. As a result of Mr. Rawls’s resignation, Mr. Pelaez was reassigned by the Board from his prior position as a Class One director to a position as a Class Three director, effective May 29, 2020.

The current term of our Class Three Directors expires at the Annual Meeting. Accordingly, three directors have been nominated for election to Class Three positions, for a term of three years or until such time as their respective successors are elected and qualified, or until death, resignation or removal. Any Board vacancy may be filled by the remaining directors then in office, and any director so elected will serve for the predecessor’s remaining term, or until his or her death, resignation or removal.

The persons named as proxies for this Annual Meeting were selected by the Board and have advised the Board that, unless authority is withheld, they intend to vote the shares represented by validly submitted proxies as follows:

-	FOR the election of Joseph J. Corasanti, who has served as a director since 2002;
-	FOR the election of Patricia Hatter, who has served as a director since 2019; and
-	FOR the election of Marc Y.E. Pelaez, who has served as a director since 2002.

Each of the nominees has consented to serve if elected. However, if any of them is unable or unwilling to serve as a director, the Board may designate a substitute nominee, in which case the persons named as proxies will vote for any substitute nominee proposed by the Board.

DIRECTOR CONDITIONAL RESIGNATION POLICY

Each incumbent director nominee has submitted an irrevocable conditional resignation, which is effective if the nominee receives a greater number of votes “AGAINST” than votes “FOR” that person’s election. If this occurs, the Corporate Governance and Nominating Committee will recommend to the Board whether to accept or reject the resignation, or if other action should be taken. The Board will act on the resignation, taking into account the Committee’s recommendation, and publicly disclose its decision and the underlying rationale, within 90 days after the date the election results are certified. The incumbent director will remain as a member of the Board during this process.

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INFORMATION REGARDING THE COMPANY’S BOARD

The professional and personal experience, qualifications, attributes and skills of each director nominee and the Company’s other current directors are described below and reflect the qualities that the Company seeks in its Board members. In addition to the specific examples, the Board and the Company believe that the broad-based business knowledge, commitment to ethical and moral values, personal and professional integrity, sound business judgment, and commitment to corporate citizenship demonstrated by the nominees make them exceptional candidates for these positions.

Name	Class	Term	Age	Director Since	Position With II-VI	Audit Committee	Compensation Committee	Corporate Governance and Nominating Committee	Subsidiary Committee
NON-EMPLOYEE DIRECTORS:
Joseph J. Corasanti	Three	2020	56	2002	Director	Chair	Member		Member
Patricia Hatter	Three	2020	58	2019	Director			Member
Marc Y.E. Pelaez	Three	2020	74	2002	Lead Independent Director		Member	Chair	Member
Howard H. Xia	One	2021	59	2011	Director	Member		Member	Chair
Michael L. Dreyer	One	2021	56	2019	Director			Member	Member
Enrico Digirolamo	Two	2022	65	2018	Director	Member		Member	Member
Francis J. Kramer	Two	2022	71	1989	Chairman of the Board				Member
Shaker Sadasivam	Two	2022	60	2016	Director	Member	Chair
EMPLOYEE DIRECTOR:
Vincent D. Mattera, Jr.	One	2021	64	2012	Chief Executive Officer, Director

CLASS THREE DIRECTORS STANDING FOR ELECTION

Joseph J. Corasanti. Mr. Corasanti presently serves as vice chair of the Board of Directors of SRC, Inc., a non-profit research and development company. Previously, Mr. Corasanti held a number of management roles at CONMED Corporation, a medical technology company, serving as President and Chief Executive Officer from 2006 to July 2014; President and Chief Operating Officer from 1999 to 2006; Executive Vice President/General Manager from 1998 to 1999; and General Counsel and Vice President-Legal Affairs from 1993 to 1998. He also served as a director of CONMED from 1994 to 2014. From 1990 to 1993, he was an Associate Attorney with the Los Angeles office of the law firm of Morgan, Wenzel & McNicholas. Mr. Corasanti holds a B.A. degree in Political Science from Hobart College and a J.D. degree from Whittier College School of Law. Mr. Corasanti’s past executive positions and his prior public company board experience have provided him with leadership skills and experience in a variety of matters that he contributes to our Board. His experience and skill set, including his legal background and acquisition experience, are valuable to our Board.

Patricia Hatter. Ms. Hatter has served as the Senior Vice President – Global Customer Services at Palo Alto Networks, Inc., a multinational cybersecurity company, since August 2019. From July 2017 to August 2019, Ms. Hatter worked as a strategic advisor to various private companies. Ms. Hatter previously served as the General Manager and Senior Vice President – Services and Interim Chief Information Officer of McAfee, LLC, a global computer security software company, from January 2017 to July 2017, and was the Chief Information Officer and Senior Vice President – Operations, at McAfee, LLC, from 2010 to June 2015. Ms. Hatter additionally served as the Chief Information Officer – Intel Security and General Manager – Security & Software at Intel Corporation, a leader in the semiconductor industry, from June 2015 to January 2016. Ms. Hatter also held various leadership roles at Cisco Systems, Inc., and AT&T Corporation. Ms. Hatter previously served on the board of directors of Barrick Gold Corporation, an international mining

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company, from April 2018 until January 2019, and the board of directors of Qualys, Inc., a leading provider of cloud-based security and compliance solutions, from October 2018 until August 2019. Ms. Hatter holds B.S. and M.S. degrees in Mechanical Engineering from Carnegie Mellon University. Among the attributes that qualify Ms. Hatter to serve as a member of our Board are her experience in executive roles at various cybersecurity and technology companies and her prior experience on boards of directors of public companies.

Marc Y.E. Pelaez. Mr. Pelaez is a Rear Admiral, United States Navy (retired). Rear Admiral Pelaez is currently a private consultant to defense and commercial companies. He was Vice President of Engineering, and later Vice President of Business and Technology Development, for Newport News Shipbuilding, from 1996 until 2001, when it was acquired by Northrop Grumman Corporation. From 1993 to 1996, Rear Admiral Pelaez served as Chief of Naval Research. He served as the Executive Assistant to the Assistant Secretary of the Navy (Research, Development, and Acquisition) from 1990 to 1993. From 1968 to 1990, he held numerous positions, including command assignments, in the United States Navy. He is a graduate of the United States Naval Academy. Rear Admiral Pelaez has a broad background and understanding of technology and technology development, a seasoned knowledge of military procurement practices, and management leadership and consulting skills developed throughout his military and civilian careers.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR EACH OF THE NOMINEES NAMED ABOVE FOR ELECTION AS A CLASS THREE DIRECTOR.

CONTINUING DIRECTORS

EXISTING CLASS ONE DIRECTORS WHOSE TERMS EXPIRE IN 2021

Vincent D. Mattera, Jr. Dr. Mattera initially served as a member of the II-VI Board from 2000 until 2002. Dr. Mattera joined the Company as Vice President in 2004 and served as Executive Vice President from January 2010 to November 2013, when he became Chief Operating Officer. He was re-appointed to the Board in 2012. In November 2014, Dr. Mattera became the President and Chief Operating Officer. In September 2016, Dr. Mattera became the Company’s third President and Chief Executive Officer in 45 years and served as the Company’s President through June 2019, when the roles of President and Chief Executive Officer were separated. During his career at II-VI he has assumed successively broader management roles, including as a lead architect of the Company’s diversification strategy. He has provided vision, energy and dispatch to the Company’s growth initiatives, including overseeing the acquisition-related integration activities in the United States, Europe, and Asia – especially in China – thereby establishing additional platforms. These have contributed to a new positioning of the Company into large and transformative global growth markets while increasing considerably the global reach of the Company, deepening the technology and IP portfolio, broadening the product roadmap and customer base, and increasing the potential of the Company.

Prior to joining II-VI as an executive, Dr. Mattera had a continuous 20-year career in the Optoelectronic Device Division of AT&T Bell Laboratories, Lucent Technologies and Agere Systems, during which he led the development and manufacturing of semiconductor laser-based materials and devices for optical and data communications networks. Dr. Mattera has 36 years of leadership experience in the compound semiconductor materials and device technology, operations and markets that are core to II-VI’s business and strategy. Dr. Mattera holds a B.S. degree in chemistry from the University of Rhode Island (1979), and a Ph.D. in chemistry from Brown University (1984). He completed the Stanford University Executive Program in (1996). His 17-year tenure at II-VI underpins a valuable historical knowledge about the Company’s operational and strategic issues. We believe that Dr. Mattera’s expertise and experience qualify him to provide the Board with continuity and a unique perspective about the Company.

Michael L. Dreyer. Mr. Dreyer served as the Chief Operations Officer of Silicon Valley Bank from September 2015 to April 2019. Before joining Silicon Valley Bank, Mr. Dreyer was President and Chief Operating Officer of Monitise Americas, LLC, a subsidiary of Monitise plc, a company providing mobile banking and payment services, from 2014 to September 2015. Mr. Dreyer also was the global head of

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technology and Chief Information Officer at VISA Inc. from 2005 to 2014. Previously, Mr. Dreyer was Chief Information Officer of Inovant, LLC, a company providing electronic payment processing services. He has also held executive positions at VISA USA as Senior Vice President of Processing and Emerging Products, and Senior Vice President of Commercial Solutions. Additionally, Mr. Dreyer held senior positions at American Express Co, Prime Financial, Inc., Federal Deposit Insurance Corporation (FDIC), Downey Savings, Bank of America, and the Fairmont Hotel Management Company. Mr. Dreyer served as a member of the board of directors of Finisar Corporation (“Finisar”) from December 2015 through September 24, 2019 (the effective date of the Company’s acquisition of Finisar), and is currently a director of F5 Networks, Inc., a developer and provider of software defined application services. Mr. Dreyer received an M.B.A., and a B.A. in psychology, from Washington State University. Mr. Dreyer brings to the Board extensive executive and leadership experience, as well as expertise in various aspects of the financial and banking industries.

Howard H. Xia. Dr. Xia currently serves as a consultant to the telecommunications industry. Dr. Xia served as General Manager of Vodafone China Limited, a wholly-owned subsidiary of Vodafone Group Plc, a telecommunications company, from 2001 to 2014. From 1994 to 2001, he served as a Director, Technology Strategy for Vodafone AirTouch Plc and AirTouch Communications, Inc. He served as a Senior Staff Engineer at Telesis Technology Laboratory from 1992 to 1994, and was a Senior Engineer at PacTel Cellular from 1990 to 1992. Dr. Xia holds a B.S. degree in Physics from South China Normal University, and an M.S. in Physics and Electrical Engineering and a Ph.D. in Electrophysics, from Polytechnic School of Engineering of New York University. Dr. Xia’s extensive knowledge of, and experience in, the telecommunications industry, his knowledge of international business, including with China, and strong leadership skills make him a valuable member of our Board. In particular, his experience and knowledge of telecommunications in Asia contribute to the Board’s breadth of knowledge in this area.

EXISTING CLASS TWO DIRECTORS WHOSE TERMS EXPIRE IN 2022

Enrico Digirolamo. Mr. Digirolamo is currently a senior advisor to technology companies and manufacturing firms. From 2013 to 2017, Mr. Digirolamo served as Chief Financial Officer and Senior Vice President of Covisint Corporation, a leading cloud computing company for the internet of Things and Identity platforms. Mr. Digirolamo was with Allstate Insurance from 2010 to 2013, where he served as Senior Vice President, Sales and Marketing and Finance. From 2008 to 2010, Mr. Digirolamo served as Vice President and Chief Financial Officer for General Motors in Europe. During a 31-year career with General Motors, Mr. Digirolamo held a variety of senior executive positions throughout the corporation, including 12 years outside the United States. Mr. Digirolamo served on the board of directors of Metromedia International Group from 2010 to 2017; Premier Trailer Leasing, Inc., from 2012-2013; and Identifix from 2013-2014. Mr. Digirolamo holds a B.S. degree from Central Michigan University, and an M.B.A. from Eastern Michigan University, and completed the Senior Executive Program at the International Institute for Management Development in Lausanne, Switzerland. He is a member of the Dean’s Leadership Roundtable at Central Michigan University, and a member of the Detroit Opera House board of directors and board of trustees. Mr. Digirolamo has extensive experience leading complex global businesses and has a broad financial, general management, and board oversight background.

Francis J. Kramer. Mr. Kramer joined the Company in 1983, served as its President from 1985 to 2007, its President and Chief Executive Officer from 2007 to November 2014, and its Chairman and Chief Executive Officer from November 2014 to September 2016. He now serves as the Company’s Chairman of the Board. Mr. Kramer holds a B.S. degree in Industrial Engineering from the University of Pittsburgh and an M.S. degree in Industrial Administration from Purdue University. Mr. Kramer served as a director of Barnes Group Inc., an aerospace and industrial manufacturing company, from 2012 to September 2016. Mr. Kramer provides our Board and the Company with guidance on growth strategy, in particular on the profitable execution of the strategy to achieve sustainable competitive advantage. He contributes considerable business development experience, and has significant operations experience that is relevant to the Company’s strategy.

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Shaker Sadasivam. Dr. Sadasivam is the Co-Founder, President and Chief Executive Officer of Auragent Bioscience, LLC. He also serves on the boards of four private companies, FTC Solar, Inc., Sfara, Dclimate Inc., and Sea Pharma, LLC, and is a member of the Board of Trustees of the Chesterfield Montessori School in Chesterfield, MO. In 2016, Dr. Sadasivam retired as President and Chief Executive Officer of SunEdison Semiconductor Limited, a leading manufacturer of advanced semiconductors for electronics, a position he held from 2013. From 2009 to 2013, he served as Executive Vice President and President, Semiconductor Materials Business Unit of SunEdison, Inc. (a predecessor to SunEdison Semiconductor Limited, formerly known as MEMC Electronic Materials, Inc.). From 2002 to 2009, Dr. Sadasivam served as Senior Vice President Research and Development of SunEdison, Inc. Dr. Sadasivam holds B.S. and M.S. degrees in Chemical Engineering from the University of Madras and Indian Institute of Technology, an M.B.A. from Olin School of Business, Washington University, and a Ph.D. in Chemical Engineering from Clarkson University. Dr. Sadasivam brings to the Board his extensive experience related to the semiconductor industry, and insight into areas including operations, product development and engineering management.

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MEETINGS AND STANDING COMMITTEES OF THE BOARD OF DIRECTORS

The Company’s Board held four regularly scheduled meetings, and eleven special meetings during fiscal year 2020. Each quarterly meeting took place over a two-day period. In fiscal year 2020, each director attended at least 75% of the aggregate of (a) the total number of meetings of the Board and (b) the total number of meetings for the committees of which he or she was a member.

The Board has four standing committees: Audit; Compensation; Corporate Governance and Nominating; and Subsidiary. All Committees have written charters that may be found on the Company’s website at www.ii-vi.com/corporate-governance-documents.

Committee and Members	Primary Committee Functions	Number of Meetings in Fiscal Year 2020

Audit

Joseph J. Corasanti (Chair)* Enrico Digirolamo* Shaker Sadasivam* Howard H. Xia *Qualifies as an audit committee “financial expert,” as defined by the Securities and Exchange Commission (“SEC”)

–  Oversees the Company’s discharge of its financial reporting obligations

–  Monitors the Company’s relationship with its Independent Accountants

–  Monitors performance of the Company’s business plan

–  Reviews the internal accounting methods and procedures

–  Reviews certain financial strategies

–  Establishes procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding accounting or auditing matters

–  Periodically reviews the Company’s risk assessment approach and activities undertaken by management

		5

Compensation

Shaker Sadasivam (Chair) Joseph J. Corasanti Marc Y.E. Pelaez	– Recommends and oversees compensation of the Company’s directors and executive officers – Administers and interprets the Company’s equity and incentive plans – Establishes terms and conditions of equity awards – Further information regarding the functions of the Compensation Committee is provided in the Compensation Discussion and Analysis section beginning on page 21	10

Corporate Governance and Nominating:

Marc Y.E. Pelaez (Chair) Enrico Digirolamo Michael L. Dreyer Patricia Hatter Howard H. Xia	– Develops and implements corporate governance policies and processes – Assesses Board membership needs and makes recommendations regarding potential director candidates to the Board – Reviews succession plans for CEO and other senior executives of the Company – Oversees the Company’s efforts to identify, manage and mitigate risks related to cyber security	6

Subsidiary:

Howard H. Xia (Chair) Joseph J. Corasanti Michael L. Dreyer Francis J. Kramer Marc Y.E. Pelaez Enrico Digirolamo	– Oversees the activities of the Company’s operating subsidiaries, as directed from time to time by the Board – Attends selected meetings of the Company’s operating subsidiaries and reports to the Board on material developments and risks – Focuses on risks related to operations, markets, customers and technology	7

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DIRECTOR INDEPENDENCE AND CORPORATE GOVERNANCE POLICIES

The Rules of the Nasdaq Stock Market require that a majority of the Company’s Board be Independent Directors (as defined in the Nasdaq Rules). Our Corporate Governance Guidelines further provide that a substantial majority of the members of the Company’s Board must qualify as independent. The Board has determined that all of the continuing directors or nominees for election as director are independent within the meaning of the Nasdaq Rules, other than Mr. Kramer and Dr. Mattera. In its annual review of director independence, the Board considers all commercial, banking, consulting, legal, accounting or other business relationships any director may have with the Company to determine whether any director has a material relationship with the Company. The Board considers a “material relationship” to be one that impairs or inhibits, or has the potential to impair or inhibit, a director’s exercise of critical and disinterested judgment on behalf of the Company. When assessing the “materiality” of a director’s relationship with the Company, the Board considers all relevant facts and circumstances, from both the standpoint of the director in his or her individual capacity, and from the standpoint of the director’s family and other affiliations.

NOMINATION OF CANDIDATES FOR DIRECTOR

The Company considers director candidates from several sources, including existing directors, members of the Company’s management team, shareholders, and third-party search firms. The Company’s current bylaws describe the procedures by which shareholders may recommend candidates for election to the Board. In general, such nominations must be made by a shareholder in good standing, be in writing and be received by our Chairman of the Board no later than the close of business on the 120th day, and no earlier than the close of business on the 150th day, before the anniversary date of the mailing date of the Company’s proxy statement in connection with the previous year’s annual meeting. In addition, nominations must include information regarding both the nominating shareholder and the director nominee, including their relationship to each other; any understanding between them regarding the nomination; the shares owned by the nominating shareholder; and other information concerning the proposing shareholder and/or nominee that is required for inclusion in a proxy statement filed with the SEC. Further, to be eligible for election as a director of the Company, the nominee must deliver within the timeframe noted above a written questionnaire detailing his or her background and qualifications, and a written representation and agreement as set forth in the Company’s bylaws. The form for this representation and agreement will be provided by the Secretary of the Company upon written request.

The Corporate Governance and Nominating Committee considers a variety of factors when determining whether to recommend a nominee for election to the Board, including those factors set forth in the Company’s Corporate Governance and Nominating Committee Charter. In general, candidates nominated for election to the Board should possess the following qualifications:

-	High personal and professional integrity, practical wisdom and mature judgment;
-	Broad training and experience in policy-making decisions in business;
-

Expertise that is useful to the Company in relevant disciplines, particularly financial, commercial, governmental, international, technical or scientific, and that is complementary to the experience of our other directors;

-	Willingness to devote the time necessary to carry out the duties and responsibilities of a director;
-	Commitment to serve on the Board over several terms to develop critical Company knowledge; and
-	Willingness to represent the best interests of all shareholders and objectively appraise Company performance.

Potential candidates are initially screened and interviewed by the Corporate Governance and Nominating Committee and/or a third-party search firm.

Although the Board does not have a formal diversity policy, the Corporate Governance and Nominating Committee’s practice is to review the skills and attributes of individual Board members and candidates given the current make-up of the full Board, to ensure that the Board includes individuals who will serve the Company’s governance and strategic needs. We consider all dimensions of diversity, including age, gender,

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national origin, career path, industry background, and education, in determining what mix of individuals will provide the Board a diverse portfolio of experience, knowledge, talents and perspectives. Candidates are also evaluated as to their broad-based business knowledge and contacts, prominence, commitment to ethical and moral values, personal and professional integrity, sound reputation in their respective fields, as well as a global business perspective and commitment to corporate citizenship. All members of the Board may interview the final candidates. The same evaluation procedures apply to all candidates for nomination, including candidates submitted by shareholders.

SIZE OF THE BOARD

As provided in the Company’s bylaws, the Board is composed of no less than five and no more than eleven members, with the exact number determined by the Board based on its current composition and requirements. At present, the Board consists of nine members.

In accordance with the terms of our outstanding 6.00% Series A Mandatory Convertible Preferred Stock, no par value per share (“Mandatory Convertible Preferred Stock”), whenever any dividends on any shares of the Mandatory Convertible Preferred Stock have not been declared or paid for the equivalent of six or more dividend periods, whether or not for consecutive periods (a “nonpayment”), the authorized number of directors will, at the next annual or special meeting of the Company’s shareholders, automatically be increased by two. At such time, the holders of record of such shares of Mandatory Convertible Preferred Stock, voting together as a single class with holders of record of any and all other series of voting preferred stock then outstanding, will be entitled, at the next annual or special meeting of shareholders, to vote for the election of a total of two additional members of the Board (collectively, the “Preferred Stock Directors”); provided that the election of any Preferred Stock Directors will not cause the Company to violate the corporate governance requirements of The Nasdaq Global Select Market (or any other exchange or automated quotation system on which its securities may be listed or quoted) that requires listed or quoted companies to have a majority of independent directors. As of the date of this proxy statement, the Company has declared and paid the applicable dividend on all shares of the Mandatory Convertible Preferred Stock for each completed dividend period.

BOARD STRUCTURE AND LEAD INDEPENDENT DIRECTOR

As part of the Board’s ongoing succession planning and leadership transition processes, the Board separated the roles of Chairman and CEO in 2016, so as to enhance the stability of leadership and provide continued decisive leadership and seamless operation of the Company. Accordingly, Francis J. Kramer currently serves as Chairman, and Dr. Vincent D. Mattera, Jr. serves as CEO.

Regardless of whether, in the future, the roles of Chairman and CEO are combined or remain separated, the Company intends to retain the position of Lead Independent Director, which is currently held by Rear Admiral Pelaez. The primary responsibilities of the Lead Independent Director include:

-	Chairing executive sessions of the independent directors;
-	Supporting the Chairman in setting Board agendas, based on director input;
-	Chairing meetings of the Board in the Chairman’s absence; and
-	Carrying out other duties as requested by the Corporate Governance and Nominating Committee and the Board.

BOARD’S ROLE IN THE OVERSIGHT OF RISK MANAGEMENT

The Audit Committee has been designated to take the lead in overseeing the Company’s risk management at the Board level. The Audit Committee schedules time for periodic review of risk assessment and activities being undertaken by management throughout the year as part of its duties. The Audit Committee receives reports from Company management, internal audit, and other advisors, and strives to provide serious and thoughtful attention to the Company’s risk management processes and system, the nature of the material

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risks the Company faces, and the adequacy of the Company’s policies and procedures that respond to and mitigate these risks. Although the Audit Committee leads these efforts, risk management is periodically reviewed with the full Board, and feedback is sought from each director as to the most significant risks that the Company faces. Risk management is also reviewed and assessed by the Subsidiary Committee, and cyber security risk is reviewed and assessed by the Corporate Governance and Nominating Committee. Risks that are identified are brought to the attention of the full Board.

The Board encourages management to promote a corporate culture that understands the importance of risk management and to incorporate it into the corporate strategy and day-to-day operations of the Company. The Company’s risk management approach also includes an ongoing effort to assess and analyze the most likely areas of future risk for the Company and to address them in its long-term planning process.

COMMUNICATION WITH DIRECTORS

Shareholders wishing to communicate with the Board may send written communications addressed to the Lead Independent Director, or to any member of the Board individually, in care of II-VI Incorporated, Attn: Secretary, 375 Saxonburg Boulevard, Saxonburg, Pennsylvania 16056. Any communication addressed to a director that is received by the Company at this address will be delivered or forwarded to the individual director as soon as practicable, except for advertisements, solicitations or other matters unrelated to the Company. The Company will forward communications received from shareholders that are addressed to the Board, to the chair of the Board committee whose function is most closely related to the subject matter of the communication.

DIRECTOR MANDATORY SERVICE CONCLUSION AND SUCCESSION PLANNING

The Board has instituted a policy for directors, as set forth in the Company’s Corporate Governance Guidelines. Under this policy, directors must tender to the Corporate Governance and Nominating Committee their resignation from the Board, to be effective at the end of the last regularly scheduled Board meeting prior to the director reaching the age of 76. The Corporate Governance and Nominating Committee considers each case and recommends to the Board the action to be taken. The Board in its discretion chooses to accept or reject the resignation. If rejected, the director’s resignation will be deemed to be re-submitted to the Corporate Governance and Nominating Committee annually thereafter, until such time as it is accepted by the Board. The Board has undertaken a succession planning process to proactively address future openings on the Board.

DIRECTOR OWNERSHIP REQUIREMENTS

The minimum beneficial share ownership amount for members of the Board is a number of shares having a value of $150,000. A new Board member will have three years from the date of joining the Board to comply with this ownership requirement. In the event of non-compliance, the Board will consider measures appropriate to the circumstances.

STANDING BOARD LIMITS

Board members are limited to serving on a maximum of four public company boards, including the Board.

CHANGE IN DIRECTOR OCCUPATION

Under the Company’s Corporate Governance Guidelines, when a director’s principal occupation or business association changes substantially during his/her tenure, the director must tender a resignation for consideration by the Corporate Governance and Nominating Committee. The Committee then will recommend to the Board any action needed regarding the proposed resignation. Each director is limited to one employee director role.

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EXECUTIVE SESSIONS OF NON-EMPLOYEE DIRECTORS

Executive sessions of non-employee directors are held regularly, with the Lead Independent Director presiding.

DIRECTOR ATTENDANCE AT ANNUAL MEETING OF SHAREHOLDERS

Directors are expected to attend the Annual Meeting. All directors attended last year’s Annual Meeting. It is expected that all directors will attend the Company’s annual meetings absent good reason.

CODE OF BUSINESS CONDUCT AND ETHICS

The Board has approved and adopted a Code of Business Conduct and Ethics (the “Code of Conduct”) applicable to all directors, officers and employees of the Company and its subsidiaries. In addition, the Company has adopted a Code of Ethics for Senior Leaders. Designated senior leaders are required to sign the Code of Business Conduct and Ethics every year. These documents are available on the Company’s website at www.ii-vi.com/corporate-governance-documents. The Company will promptly disclose on its website any substantive amendments or waivers with respect to any provision of the Code of Conduct or the Code of Ethics for Senior Leaders.

Employees are required and encouraged to report suspected violations of our Code of Conduct. Reports are forwarded for review by the Audit Committee.

COMPANY POLICY REGARDING EMPLOYEE, OFFICER, AND DIRECTOR HEDGING

The Company’s insider trading policy prohibits the Company’s directors and executive officers, as well as any other employee of the Company who possesses material, non-public information about the Company, from engaging in any hedging transactions. The policy does not specifically define hedging transactions, but they are intended to include the purchase of financial instruments (including prepaid variable forward contracts, equity swaps, collars, and exchange funds), or other transactions that are intended to hedge or offset any decrease in the market value of Company securities held by the individual, whether such Company securities were acquired through equity compensation awards or otherwise.

REVIEW AND APPROVAL OF RELATED PARTY TRANSACTIONS

The Company’s policies and procedures regarding related party transactions are included in the Code of Conduct. The Code of Conduct specifically requires that all Company directors, officers and employees refrain from activities that might involve a conflict of interest. Additionally, the Code of Conduct requires each Company director, officer and employee to openly and honestly handle any actual, apparent or potential conflict between that individual’s personal and business relationships and the Company’s interests. Before making any investment, accepting any position or benefit, participating in any transaction or business arrangement, or otherwise acting in a manner that creates or appears to create a conflict of interest, such person must make a full disclosure of all relevant facts and circumstances to, and obtain the prior written approval of, the Company. Waivers under the Code of Conduct for any of the Company’s executive officers or directors are granted only by the Board or a properly designated committee of the Board. It is expected that only those matters that are in the best interest of the Company would be approved or waived under our Code of Conduct.

DIRECTOR COMPENSATION IN FISCAL YEAR 2020

The Company uses a combination of cash and equity compensation to attract and retain qualified candidates to serve on the Company’s Board. In setting director compensation, the Company consults with its independent compensation advisor, Radford, an Aon Hewitt company (“Radford”), and considers the significant amount of time and skill required for directors to fulfill their overall responsibilities. Director compensation is only paid to non-employee directors. For purposes of this section, all references to “directors” means non-employee directors.

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Our director compensation program is periodically reviewed by our Compensation Committee, with the help of the Company’s independent compensation advisor, to ensure the program remains competitive. As part of this review, the types and levels of compensation offered to our directors are compared to those offered by a select group of comparable companies. The comparable companies used are the same as those used for the Company’s named executive officers (the “Comparator Group”) and are listed in the “Compensation Discussion and Analysis” section of this proxy statement.

The components of our director compensation program for fiscal year 2020 are disclosed below. The Board is compensated based on a role-based compensation program, not on the number of meetings attended, with the exception of activities of the Subsidiary Committee. Attendance at Subsidiary Committee meetings is compensated on a per-meeting basis due to the fact that there is not a set number of meetings for which attendance is required. The Compensation Committee strives to set director compensation at levels that are competitive with our Comparator Group. Typically, the overall compensation level of the Company’s directors ranges between the upper end of the second quartile and the lower end of the third quartile of compensation provided by the Comparator Group.

DIRECTOR COMPENSATION STRUCTURE FOR FISCAL YEAR 2020

DIRECTOR CASH COMPENSATION

	Annual Retainer
Compensation Item	Member	Chair(1)	Meeting Fee

Full Board Membership	$65,000	$125,000	$—

Lead Independent Director	20,000	—	—

Audit Committee	12,500	25,000	—

Compensation Committee	10,000	20,000	—

Corporate Governance & Nominating Committee	7,500	15,000	—

Subsidiary Committee	—	10,000	2,000	(2)
(1)	Retainers paid to Chairs are in lieu of, and not in addition to, retainers otherwise paid to members.
(2)	Per-day meeting fee.

DIRECTOR EQUITY PROGRAM

In addition to the cash compensation outlined above, directors receive annual equity awards, typically in August of each fiscal year. The Board sets the total dollar value of the annual equity awards and the mix of award types, taking into account the cash compensation structure, any applicable limits in the Company’s equity compensation plan, the recommendations of the Compensation Committee and its independent compensation advisor, and Comparator Group practices. The Company’s general practice has been to provide half of the equity award value in stock options and half in an award of restricted stock units. For fiscal year 2021 the directors’ annual equity award will only be restricted stock units (“RSUs”).

For fiscal year 2020, the Board set the overall equity award value for directors at $170,000. For Mr. Dreyer and Mr. Rawls, who joined the Board after the start of the fiscal year (upon the closing of the Finisar transaction), their overall equity award value was prorated. For each director, half of the award value was granted as RSUs, with the number of RSUs determined by dividing the applicable dollar value by the closing price of our stock on the grant date. The other half of the award value was granted as stock options, with the number of options determined by dividing the applicable dollar value by an estimated accounting value. Note that in the table below, the stock option values are higher because the values in the table are based on the accounting grant date fair value rather than the estimated accounting value used to determine the number of stock options.

RSU awards granted to directors generally have the same terms as those granted to our employees, including annual vesting of one-third of the award over three years, but do not automatically vest upon a

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director’s departure from the Board. Similarly, stock options granted to directors generally have the same terms as those granted to our employees, including vesting occurring in four equal annual installments, and a term of ten years, but do not automatically vest upon a director’s departure from the Board. The Compensation Committee may recommend, and the Board may approve, in its sole judgment, that a stock option or RSU award will vest upon departure from the Board, and for stock options with an exercise period not to exceed five years.

DIRECTOR COMPENSATION TABLE FOR FISCAL YEAR 2020

Non-Employee Director	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Option Awards ($)(3)	Total ($)

Joseph J. Corasanti	$100,000	$85,002	$95,872	$280,874

Enrico Digirolamo	87,000	85,002	95,872	267,874

Michael L. Dreyer	75,500	78,024	87,211	240,735

Patricia Hatter	72,500	85,002	95,872	253,374

Francis J. Kramer	161,500	85,002	95,872	342,374

Marc Y.E. Pelaez	149,000	85,002	95,872	329,874

Jerry S. Rawls(4)	37,917	78,024	87,211	203,152

Shaker Sadasivam	101,500	85,002	95,872	282,374

Robert N. Stephens(5)	14,583	—	—	14,583

Howard H. Xia	119,500	85,002	95,872	300,374
(1)	Amounts reflect fees actually paid during fiscal year 2020. Director fees are usually paid in January of the applicable fiscal year.
(2)

Represents the aggregate grant date fair value of RSUs issued to the non-employee directors under the 2018 Omnibus Incentive Plan on August 28, 2019, computed in accordance with Financial Accounting Standards Board (“FASB”) ASC Topic 718 (excluding the effect of forfeitures). The grant date fair value of RSUs was computed based upon the closing price of the Company’s Common Stock on the date of grant, which was August 28, 2019. The grant date fair value for Mr. Dreyer and Mr. Rawls for the RSUs was computed based upon the closing price of the Company’s Common Stock on the grant date, which was October 7, 2019, to coincide with them joining the Board.

(3)

Represents the aggregate grant date fair value of option awards issued by the Company to the non-employee directors under the 2018 Omnibus Incentive Plan on August 28, 2019, computed in accordance with FASB ASC Topic 718. The grant date fair value of stock option awards is based on the Black-Scholes option pricing model. The actual value, if any, that a director may realize upon exercise of stock options will depend on the excess of the stock option price over the strike value on the date of exercise. As such, there is no assurance that the value realized by a director will be at or near the value estimated by the Black-Scholes model. Refer to Note 13 to the Consolidated Financial Statements in the Company’s Annual Report on Form 10-K for fiscal year 2020 filed with the SEC on August 26, 2020, for relevant assumptions used to determine the valuation of option awards, except that any estimate of forfeitures for service-based conditions have been disregarded. The grant date fair value for Mr. Dreyer and Mr. Rawls for the option awards was computed in accordance with FASB ASC Topic 718.

(4)	Mr. Rawls resigned from the Board effective May 29, 2020.
(5)	Mr. Stephens resigned from the Board effective December 31, 2019.

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DIRECTOR EQUITY AWARDS OUTSTANDING

The following table sets forth the aggregate number of RSUs, and the number of shares underlying exercisable stock options, that were held by the current directors as of June 30, 2020, including options exercisable within 60 days after June 30, 2020.

Non-Employee Director	Restricted Stock and Units (#)	Total Option Awards Held (#)	Exercisable Option Awards (#)

Joseph J. Corasanti	4,157	62,072	54,278

Enrico Digirolamo	3,397	9,832	3,463

Michael L. Dreyer	2,400	6,000	—

Patricia Hatter	2,325	5,812	1,453

Francis J. Kramer	4,157	404,202	396,408

Marc Y.E. Pelaez	4,157	71,372	63,578

Shaker Sadasivam	4,157	24,772	16,978

Howard H. Xia	4,157	62,072	54,278

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

STOCK BENEFICIALLY OWNED BY PRINCIPAL SHAREHOLDERS

The following table sets forth certain information regarding the ownership by any person, including any “group” as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), known to us to be the beneficial owner of more than 5% of the issued and outstanding shares of Common Stock as of August 31, 2020. Unless otherwise indicated, each of the shareholders named in the table has sole voting and investment power with respect to the shares beneficially owned. Ownership information is as reported by the shareholder in their respective filings with the SEC.

Name and Address	Common Stock	Percent of Common Stock(1)

BlackRock, Inc.(2)	10,733,468	10.34%
55 East 42nd Street
New York, NY 10055

FMR, LLC(3)	10,096,892	9.73%
245 Summer Street
Boston, MA 02210

Wellington Management Group LLP(4)	9,349,651	9.01%
280 Congress Street
Boston, MA 02210

The Vanguard Group(5)	8,276,477	7.98%
100 Vanguard Boulevard
Malvern, PA 19355

The Hartford Mutual Funds, Inc. on behalf of Hartford Midcap Fund	6,044,320	5.82%
690 Lee Road
Wayne, PA 19087
(1)	There were 103,767,688 shares of our Common Stock outstanding as of August 31, 2020.
(2)

Based solely on a Schedule 13G/A filed with the SEC on February 10, 2020. BlackRock, Inc., reported sole voting power over 10,547,695 shares of Common Stock and sole dispositive power over 10,733,468 shares of Common Stock. As reported in the Schedule 13G/A, certain shares reported by BlackRock, Inc., are owned by various subsidiaries of BlackRock, Inc.

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(3)

Based solely on a Schedule 13G filed with the SEC on April 10, 2020. FMR LLC reported sole voting power over 2,437,969 shares of Common Stock and sole dispositive power over 10,096,892 shares of Common Stock. Abigail P. Johnson reported sole dispositive power over 10,096,892 shares of Common Stock. Through their ownership of voting common shares and the execution of a shareholders’ voting agreement, members of the Johnson family, including Abigail P. Johnson, may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR LLC.

(4)

Based solely on a Schedule 13G/A filed with the SEC on January 27, 2020. Wellington Management Group LLP, Wellington Group Holdings LLP, Wellington Investment Advisors Holdings LLP, and Wellington Management Company LLP reported shared voting power over 8,303,572 shares of Common Stock and shared dispositive power over 9,349,651 shares of Common Stock. As reported in the Schedule 13G/A, the shares of Common Stock are owned of record by clients of one or more investment advisers directly or indirectly owned by Wellington Management Group LLP. The Schedule 13G/A reports that no such client is known to have the right to receive, or the power to direct the receipt of, dividends from, or the proceeds from the sale of, shares of Common Stock other than The Hartford MidCap Fund.

(5)

Based solely on a Schedule 13G/A filed with the SEC on February 12, 2020. The Vanguard Group, Inc., reported sole voting power over 150,197 shares, shared voting power over 16,297 shares of Common Stock, sole dispositive power over 8,120,926 shares, and shared dispositive power over 155,551 shares of Common Stock.

(6)

Based solely on a Schedule 13G/A filed with the SEC on February 14, 2020. The Hartford Mutual Funds, Inc., on behalf of Hartford Midcap Fund, reported shared voting and shared dispositive power over 6,044,320 shares of Common Stock.

STOCK BENEFICIALLY OWNED BY DIRECTORS AND OFFICERS

The following table shows the number of shares of II-VI Common Stock beneficially owned by all directors, our named executive officers (as reflected in the “Summary Compensation Table”), and all of our directors and executive officers as a group, as of August 31, 2020. The beneficial ownership reflected in this table includes shares that could have been acquired within 60 days of that date through the exercise of stock options. The number of shares “beneficially owned” is defined by Rule 13d-3 under the Exchange Act. Unless otherwise indicated, each individual and member of the group has sole voting power and sole investment power with respect to shares owned. None of the shares reflected in the table below have been pledged as security.

	Beneficial Ownership of Common Stock(9)

	Shares	Percent(10)

Joseph J. Corasanti(1)(2)	115,275		*

Enrico Digirolamo(1)(2)	11,234		*

Michael L. Dreyer(1)(2)	21,977		*

Patricia Hatter(1)(2)	7,616		*

Francis J. Kramer(1)(2)(3)(4)(5)	986,704		*

Vincent D. Mattera, Jr.(1)(2)(4)	934,200		*

Marc Y.E. Pelaez(1)(2)	131,921		*

Shaker Sadasivam(1)(2)	44,975		*

Howard H. Xia(1)(2)	86,880		*

Giovanni Barbarossa(1)(2)	243,425		*

Walter R. Bashaw II(1)(6)	88,556		*

Mary Jane Raymond(1)(2)	182,102		*

Jo Anne Schwendinger (1)(2)(7)	67,878		*

All Executive Officers and Directors as a Group (14 persons)(8)	2,960,198	2.8%
*	Less than 1%
(1)

Includes the following stock options that are exercisable within 60 days of August 31, 2020: 54,278 options exercisable by Mr. Corasanti, 3,463 options exercisable by Mr. Digirolamo, 1,500 options exercisable by Mr. Dreyer, 1,453 options exercisable by Ms. Hatter, 396,408 options exercisable by Mr. Kramer, 402,150 options exercisable by Dr. Mattera, 63,578 options exercisable by Rear Admiral Pelaez, 16,978 options exercisable by Dr. Sadasivam, 54,278 options exercisable by Dr. Xia, 133,250 options exercisable by Dr. Barbarossa, 46,545 options exercisable by Mr. Bashaw, 84,247 options exercisable by Ms. Raymond, and 23,849 options exercisable by Ms. Schwendinger.

(2)

Includes 5,924 RSUs held by each of Mr. Corasanti, Mr. Digirolamo, Mr. Kramer, Rear Admiral Pelaez, Dr. Sadasivam, and Dr. Xia, 6,238 RSUs held by Mr. Dreyer, 5,388 RSUs held by Ms. Hatter, 118,142 RSUs held by Dr. Mattera, 32,216 RSUs held by Dr. Barbarossa, and 33,742 RSUs held by Mr. Bashaw, 33,857 RSUs held by Ms. Raymond, and 21,835 RSUs held by Ms. Schwendinger.

(3)	Includes 285,401 shares held in a Spousal Limited Access Trust, as to which Mr. Kramer disclaims beneficial ownership.
(4)	Includes 21,134 shares held on behalf of Dr. Mattera and 5,337 shares held on behalf of Mr. Kramer in the II-VI Incorporated Nonqualified Deferred Compensation Plan.

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(5)	Includes 42,500 shares held in grantor retained annuity trusts, as to which Mr. Kramer disclaims beneficial ownership.
(6)	Includes 1,984 shares held by Mr. Bashaw’s spouse and children, as to which Mr. Bashaw disclaims beneficial ownership.
(7)	Includes 2,000 shares held by Ms. Schwendinger’s spouse, as to which Ms. Schwendinger disclaims beneficial ownership.
(8)

Includes a total of 1,292,549 shares subject to stock options exercisable within 60 days of August 31, 2020, 301,065 RSUs and 232 shares of restricted stock held by all executive officers and directors as a group.

(9)

There were 103,767,688 shares of our Common Stock outstanding as of August 31, 2020. In accordance with the rules and regulations of the SEC, in computing the percentage ownership for each person listed, any shares which the listed person had the right to acquire within 60 days and shares underlying RSUs are deemed outstanding; however, shares which any other person had the right to acquire within 60 days and RSUs held by other persons are disregarded in the calculation. Therefore, the denominator used in calculating beneficial ownership among the persons listed may differ for each person.

(10)	There were 103,767,688 shares of our Common Stock outstanding as of August 31, 2020.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires the Company’s directors, executive officers and persons who beneficially own more than 10% of a class of the Company’s registered equity securities to file with the SEC and deliver to the Company initial reports of ownership and reports of changes in ownership of such registered equity securities. Based solely on our review of such Section 16(a) reports and written representations that our directors and executive officers have furnished to us, we believe that all reporting persons complied with all applicable Section 16(a) filing requirements during our fiscal year 2020, except with respect to one Form 4 on behalf of Vincent D. Mattera, Jr. and one Form 4 on behalf of Marc Y.E. Pelaez. In both cases the Form 4 was to report their acquisition in a transaction exempt from Section 16(b) of 13 shares and 423 shares respectively of our common stock as merger consideration in exchange for the shares of the common stock of Finisar Corporation held by Dr. Mattera and Rear Admiral Pelaez at the time of the consummation of the Company’s acquisition of Finisar Corporation.

NAMED EXECUTIVE OFFICERS

Set forth below is information concerning our Named Executive Officers (“NEOs”) as of June 30, 2020.

Name	Age	Position

Vincent D. Mattera, Jr.	64	Chief Executive Officer; Director

Walter R. Bashaw	55	President

Mary Jane Raymond	60	Chief Financial Officer, Treasurer and Assistant Secretary

Giovanni Barbarossa	58	Chief Strategy Officer and President, Compound Semiconductors

Jo Anne Schwendinger	64	Chief Legal and Compliance Officer and Secretary

Biographical information for VINCENT D. MATTERA, JR. may be found in the “DIRECTORS” section of this proxy statement.

WALTER R. BASHAW II has served as the Company’s President since July 2019. Mr. Bashaw served as the Company’s Senior Vice President, Corporate Strategy and Development, Administration from October 2018 to July 2019. Previously, Mr. Bashaw served as the Company’s Interim General Counsel and Secretary from December 2015 until March 2017. Mr. Bashaw also previously was a Managing Shareholder and a Director of the law firm of Sherrard, German & Kelly, P.C. (“SGK”) in Pittsburgh, Pennsylvania until October 2018, and Of Counsel at SGK from October 2018 until June 2019. Mr. Bashaw graduated from The Pennsylvania State University with a B.S. degree in Logistics, and also holds a J.D. degree from the University of Pittsburgh School of Law.

MARY JANE RAYMOND has been Chief Financial Officer and Treasurer of the Company since March 2014. Previously, Ms. Raymond was Executive Vice President and Chief Financial Officer of Hudson Global, Inc., from 2005 to 2013. Ms. Raymond was the Chief Risk Officer and Vice President and Corporate Controller at Dun and Bradstreet, Inc., from 2002 to 2005. In addition, she was the Vice President, Merger Integration, at Lucent Technologies, Inc., from 1997 to 2002, and held several management positions at

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Cummins Engine Company from 1988 to 1997. In 2019 Ms. Raymond was named to the Board of Directors and Audit Committee of Veeco, Inc. Ms. Raymond holds a B.A. degree in Public Management from St. Joseph’s University, and an M.B.A. from Stanford University.

GIOVANNI BARBAROSSA joined II-VI in October 2012 and has been the Chief Strategy Officer of the Company and the President of the Compound Semiconductors Segment since July 2019. Previously, he was the Chief Technology Officer of the Company and the President of the Laser Solutions Segment. Dr. Barbarossa was employed at Avanex Corporation from 2000 through 2009, serving in various executive positions in product development and general management, ultimately serving as President and Chief Executive Officer. When Avanex merged with Bookham Technology, forming Oclaro, Dr. Barbarossa became a member of the board of directors of Oclaro, and served as such from 2009 to 2011. Previously, he held senior management roles in the Optical Networking Division of Agilent Technologies and in the Network Products Group of Lucent Technologies. He was previously a Member of Technical Staff, then Technical Manager at AT&T Bell Labs, and a Research Associate at British Telecom Labs. Dr. Barbarossa graduated from the University of Bari, Italy, with a B.S. degree in Electrical Engineering, and holds a Ph.D. in Photonics from the University of Glasgow, U.K.

JO ANNE SCHWENDINGER was appointed to the position of General Counsel and Secretary of II-VI Incorporated in March 2017 and assumed the role of Chief Legal and Compliance Office and Secretary in November 2017. Prior to joining II-VI, from August 2016 to March 2017, Ms. Schwendinger was in the private practice of law at Blank Rome LLP, where she was a member of the firm’s Corporate Mergers & Acquisitions and Securities group. Before joining Blank Rome, Ms. Schwendinger held various positions, from 2000 to August 2016, at Deere & Company, including Regional General Counsel for Asia-Pacific and Sub-Saharan Africa. Ms. Schwendinger currently serves as the Vice-Chair of the global board of directors of the Association of Corporate Counsel. Ms. Schwendinger holds a Bachelor’s degree from the Université d’Avignon et des Pays de Vaucluse, and a Master’s degree from the Université de Strasbourg. Her J.D. degree is from the University of Pittsburgh School of Law.

EXECUTIVE COMPENSATION

FISCAL YEAR 2020 COMPENSATION DISCUSSION AND ANALYSIS INTRODUCTION

Our Compensation Discussion and Analysis explains the key features of our executive compensation program for fiscal year 2020 and the Compensation Committee’s approach in deciding fiscal year 2020 compensation for our NEOs. We have divided this discussion into six parts:

1.	Compensation Philosophy and Objectives
2.	Elements of Total Direct Compensation
3.	Fiscal Year 2020 Total Direct Compensation Decisions and Results
4.	Process for Setting Compensation for Fiscal Year 2020
5.	Compensation and Risk
6.	Additional Information

COMPENSATION PHILOSOPHY AND OBJECTIVES

Overview

The Company believes in setting challenging objectives and requires talented and committed people to achieve them. The Company’s executive compensation program is designed to align our executives’ compensation with the market and the interests of our shareholders, and to attract, motivate and retain high-quality executive talent.

The Company’s executive compensation philosophy is based on the principle of pay-for-performance, with a substantial portion of total direct compensation (“TDC”) being at risk and tied to performance. TDC refers to the sum of base salary, annual cash incentives and annual equity-based awards, which collectively form the

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core of our executive compensation program. We target TDC at the median level of pay of our Comparator Group for performance at target. Actual compensation received by the NEOs may be higher or lower than the competitive median depending on the NEO’s and our performance results.

Fiscal Year 2020 was a unique year given the uncertainty of the timing of the closing of the Finisar acquisition when the fiscal year began and its impact on our financial results. To respond to the uncertainty and provide management with the appropriate incentives, we elected to split the performance year into two separate six month periods.

The primary objectives of our fiscal year 2020 executive compensation program were:

-

Continuous Improvements in Performance: Ensure that a significant portion of TDC was at risk, based on Company performance, measured by revenue, bonus operating profit, net income, and free cash flow. These were the measures used for determining cash incentives.

-

Shareholder Returns Above Median: Maximize Company performance, including integration and synergy attainment following the Finisar acquisition, to enhance relative total shareholder return (“rTSR”), the fiscal year 2020 metric for Performance Share Units (“PSUs”).

-

Stable Leadership: Attract and retain a high caliber of executive talent by taking into account competitive market practices in our Comparator Group and providing equity awards with multi-year vesting conditions to encourage retention and performance.

-

Sustainable Achievement of Results: Encourage a long-term focus by our NEOs, while recognizing the importance of short-term performance, with goals that are challenging yet attainable, and discourage excessive risk taking, all through a balanced mix of annual and longer-term incentives tied to our business goals and various best-practice policies, such as our compensation clawback policy.

-	Commitment: Align executive and shareholder interests by requiring our NEOs to meet share ownership and holdings guidelines and prohibit them from hedging or pledging Company stock.

Compensation Decisions Aligned to Our Performance

Recap of the Company’s Performance in Fiscal Year 2020. Fiscal Year 2020 was a transformative year for the Company. The Company achieved record results across multiple performance metrics. Our vertically integrated business model allowed us to make significant progress on strategic business initiatives, including our component strategy. Key milestones include:

-	Record revenue of $2,380 million driven by the Finisar acquisition and revenue growth in both the Photonics Solutions and the Compound Semiconductor segments;
-	Record adjusted net income of $258.6 million;
-	Record cash flow from operations of $297 million;
-	Record free cash flow of $160.4 million; and
-	Three-year shareholder return more than 40% above Russell 2000 50th percentile.

Reconciliations for the adjusted net income and free cash flow amounts referenced above are set forth in Appendix A to this proxy statement.

Recap of fiscal year 2020 incentive compensation payout. The performance achievements above resulted in the following incentive compensation payouts for our NEOs, demonstrating the strong link between NEO compensation and Company performance:

-	Bonus Incentive Program (“BIP”) – As a result of above target operating income, the BIP paid out at 150% of target;
-	Goals Results Incentive Program (“GRIP”) – As a result of above target revenue, net income and free cash flow, the GRIP paid out at 193% of target; and
-	Performance Shares – As a result of above-target cash flow from operations and strong total shareholder return over the three-year measurement period the PSU’s paid out at 200%.

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ELEMENTS OF TOTAL DIRECT COMPENSATION

TDC combines both fixed and variable elements, with variable elements based on Company performance. The Company pays incentive compensation only after the Compensation Committee has certified the Company’s operating results and approves the awards. In certifying the results, the Committee ensures that it has received a report of the audit of our financial performance by the Company’s Independent Accountants, along with the report of the Audit Committee, with respect to the Company’s audited financial statements.

To achieve our compensation objective of driving continuous improvements in performance, we set TDC so that:

-	A substantial portion of TDC is variable (for fiscal year 2020, approximately 75% for all NEOs); and
-	The variable portion is a mix of equity and cash.

The graphics below show that variable compensation makes up approximately 83% and 65% of the fiscal year 2020 target TDC of our CEO and NEOs, respectively.

CEO Compensation Mix	NEO Compensation Mix

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The following chart summarizes the key elements of TDC for our NEOs for fiscal year 2020.

Element	Description	Fiscal Year 2020 Pay Action	Primary Metrics
Base Salary	Market-competitive fixed pay reflective of an NEO’s role, responsibilities, and individual performance.

Increased CEO’s salary to approximate the 50th percentile versus Comparator Group to reflect the Finisar transaction. Increased certain other NEO salaries based on individual performance, and evaluation against our Comparator Group. Increases ranged from 10% to 34%.

Comparator Group benchmarking
Bonus Incentive Program— Short-Term Cash Incentive

Payable to employees, including NEOs with at least six months of service, based on achieving a targeted level of “bonus operating profit,” which is operating income, excluding the effect of cash and stock based variable compensation.

		During fiscal year 2020, performance was 141% of target BOP, leading to a payout at 150% of target.	Bonus Operating Profit
Goals Results Incentive Program—Short-Term Cash Incentive	Payable to eligible employees, including NEOs, based on achieving a targeted level of revenue and net income, and was subject to a free cash flow modifier that could increase or decrease the payout.	During fiscal year 2020, performance for all three metrics was above target, leading to a payout at 193% of target.	Revenue and net income modified by free cash flow.
Equity-Based Awards —Long-Term Incentive

Time-based and performance-based equity awards that provide incentive to focus on long-term growth and financial success, to balance short- and long-term performance, and to align executive and shareholder interests.

		NEO target equity compensation for 2020 consisted of 30% Stock Options, 30% RSUs, and 40% PSUs with a three-year performance period.	Russell 2000 for rTSR PSUs.

FISCAL YEAR 2020 TOTAL DIRECT COMPENSATION DECISIONS AND RESULTS

Base Salary

The Compensation Committee annually reviews NEO base salaries. Dr. Mattera entered into a new employment agreement with the Company in January 2020 that adjusted his TDC opportunity to reflect the size and complexity of the Company following the closing of the Finisar transaction. In accordance with our market-competitive compensation objectives, his fiscal year 2020 base salary was increased to approximately the 50th percentile of the Comparator Group. For other NEOs, the Compensation Committee approved annual merit increases in base salary in August 2019, based on its assessment of current market data for similar positions in the Comparator Group and individual performance. The Compensation Committee’s approval was then reviewed and ratified by the Board. The increases in NEO base salaries for fiscal year 2020 that appear in the chart below reflect these adjustments.

NEO	Fiscal Year 2020 Base Salary	Fiscal Year 2019 Base Salary	Percentage Increase

Vincent D. Mattera, Jr.	$920,200	$686,200	34%

Walter R. Bashaw II	446,000

Mary Jane Raymond	439,000	399,300	10%

Giovanni Barbarossa	500,000	450,000	11%

Jo Anne Schwendinger	420,000	333,000	26%

Short-Term Incentives

We provided our NEOs with annual cash incentive award opportunities for fiscal year 2020 under two programs: (1) Bonus Incentive Program, and (2) Goal Results Incentive Program. Actual payouts under these programs for fiscal year 2020 are included under the “Non-Equity Incentive Plan Compensation” column in the Summary Compensation Table.

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Bonus Incentive Program

The BIP is a Company-wide bonus program that has been successfully used by the Company throughout most of its history to tie the interests of our employees, regardless of position, to the operating earnings of the Company. The BIP encourages a Company-wide focus on operating income, which we believe is a major driver of shareholder value. The performance metric for BIP is bonus operating profit (“BOP”). BOP is operating income, without the impact of cash and equity based variable compensation. The Company-wide target BOP is set by the Compensation Committee. Due to the uncertainty of the timing of the closing of the Finisar acquisition, the Compensation Committee elected to split fiscal year 2020 in half for purposes of measuring performance. Target BOP for the first half of the fiscal year excluded Finisar’s results. Target BOP for the second half of the fiscal year was established by the Compensation Committee in November 2019 and included combined results of the Company and Finisar. BIP performance for the first half of the fiscal year was calculated separately from the second half of the year.

The BOP target and adjusted results for first half fiscal year 2020 were:

First Half BIP (in millions)	Target BOP	Actual Performance	Approved Adjustments	Adjusted BOP

Bonus Operating Profit	$101.5	$86.1	$41.0	$127.1

For purposes of calculating BOP for the first half of fiscal year 2020, the Compensation Committee excluded certain incremental and one-time costs incurred through December 31, 2019, that were associated with the acquisition of Finisar.

The BOP target and adjusted results for second half fiscal year 2020 were:

Second Half BIP (in millions)	Target BOP	Actual Performance	Approved Adjustments	Adjusted BOP

Bonus Operating Profit	$80.1	$244.2	$—	$244.2

The Compensation Committee did not to make any adjustments to BOP for the second half of fiscal year 2020.

Based on these results, the NEO BIP payouts for fiscal year 2020 (as compared to fiscal year 2019) were:

NEO	Fiscal Year 2020 BIP	Fiscal Year 2019 BIP

Vincent D. Mattera, Jr.	$216,400	$103,616

Walter R. Bashaw II	102,950	—

Mary Jane Raymond	101,334	60,294

Giovanni Barbarossa	115,415	67,951

Jo Anne Schwendinger	97,041	50,283

Goals Results Incentive Program

The GRIP is designed to link the achievement of Company performance measures to our broader business strategy that we believe will help drive creation of long-term shareholder value. For fiscal year 2020, the GRIP performance measures were based on the achievement of revenue, net income, and free cash flow targets set by the Compensation Committee and approved by the Board.

As in prior fiscal year years, revenue and net income goals were set such that, if both goals were achieved below their threshold levels, no payout would be earned, and if both goals were achieved above their maximum levels, a maximum payout would be earned.

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As with the BIP, the Compensation Committee elected to split the fiscal year in half for purposes of measuring performance. Separate GRIP matrices were established for each half of the fiscal year. The first half GRIP matrix excluded Finisar results. The second half GRIP matrix was established by the Compensation Committee in November 2019 and included combined results of the Company and Finisar. The first half and second half GRIP payouts were calculated separately.

For fiscal year 2020 a free cash flow modifier was introduced to emphasize the importance of generating free cash flow following the completion of the Finisar acquisition. Results under the free cash flow modifier could increase or decrease the payout determined under the applicable revenue/net income matrix. We believe free cash flow is an appropriate metric because it relates directly to the Company’s operating performance, including the management of working capital and overall leverage. Free cash flow is defined as cash flow from operations minus capital expenditures. The fiscal year 2020 free cash flow modifier was determined based on second half fiscal year 2020 free cash flow performance. The modifier was then applied to the first half and second half GRIP matrix results. The resulting calculation was the total GRIP payout.

The targets and performance for revenue and net income for the first half GRIP for fiscal year 2020 were:

First Half GRIP (in millions)

Metric	Entry	Target	Maximum	Performance	Approved Adjustments	Adjusted Performance
Revenue	$600.0	$662.7	$762.1	$678.0	$—	$678.0
Net Income	$36.0	$42.5	$48.9	$(17.7)	$74.8	$57.1

As with BIP, for purposes of calculating the net income for the first half of the fiscal year the Compensation Committee used adjusted net income, which excluded certain incremental and one-time costs incurred through December 31, 2019, that were associated with the Finisar acquisition.

The targets and performance for revenue and net income for the second half of fiscal year 2020 were:

Second Half GRIP (in millions)

Metric	Entry	Target	Maximum	Actual Performance	Approved Adjustments	Adjusted Performance
Revenue	$1,149.8	$1,277.5	$1,469.1	$1,373.3	$—	$1373.3
Net Income	$(36.0)	$(31.3)	$(26.0)	$57.2	$—	$57.2

As with BIP, the Compensation Committee did not make any adjustments to net income for the second half of fiscal year 2020.

The targets and performance for free cash flow for fiscal year 2020 were based on a six-month measurement period from January 1, 2020 through June 30, 2020:

Free Cash Flow (in millions)

Metric	Entry	Target	Maximum	Actual Performance	Approved Adjustments	Adjusted Performance
Free Cash Flow	$63.8	$75.0	$200.0	$180.7	$(85.7)	$95.00

The Compensation Committee deducted variable compensation (including BIP and GRIP) from free cash flow for the second half of fiscal year 2020, to arrive at total free cash flow.

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After application of the free cash flow modifier, GRIP paid at 193% of target. The chart below shows the calculation of fiscal year 2020 GRIP.

Calculation of full year GRIP

First half GRIP (attainment as a % of target)	158%

Second half GRIP (attainment as a % of target)	175%

Full year GRIP without application of the free cash flow modifier (1st half attainment + 2nd half attainment / 2)	167%

Free cash flow modifier (attainment as a % of target)	116%

Full year GRIP with free cash flow modifier (full year GRIP attainment x modifier)	193%

Total GRIP payouts to our NEOs for fiscal year 2020 (as compared to fiscal year 2019) were:

NEO	Fiscal Year 2020 GRIP	Fiscal Year 2019 GRIP

Vincent D. Mattera, Jr.	$3,197,578	$1,121,575

Walter R. Bashaw II	614,027	—

Mary Jane Raymond	797,450	417,658

Giovanni Barbarossa	572,660	397,341

Jo Anne Schwendinger	339,691	206,052

Long-Term Incentives

Equity Grants Made in Fiscal Year 2020. The equity compensation for our NEOs for fiscal year 2020, consistent with recent practice, was made up of a balanced mix of (a) stock options (30%), (b) RSUs (30%), and (c) PSUs (40%). Equity awards were targeted based on the Compensation Committee’s assessment of market data and individual performance. Equity grants for the CEO represented approximately 65% of his TDC, and for the other NEOs approximately 60% of their TDC. The CEO’s awards were granted in January 2020 in connection with finalizing his new employment agreement after the Finisar transaction closing. The awards for all other NEOs of were made in August 2019, near the beginning of the 2020 fiscal year. We refer to these awards as the “2020 awards.”

The “Stock Awards” and “Option Awards” columns in the Summary Compensation Table and the Grants of Plan-Based Awards table later in this proxy statement include the grant date fair value and other details for the 2020 awards.

RSUs. We use RSUs to align management incentives with long-term shareholder value while also providing for long-term retention of management talent. RSUs are increasingly common in the marketplace and are becoming a more important component of our competitive compensation opportunity.

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The fiscal year 2020 RSUs for the CEO were granted on January 28, 2020 (shortly after his new employment agreement was signed) with a fair market value of $36.08 per share, the closing price of the Company’s stock on that date. The fiscal year 2020 RSUs were granted to our NEOs other than the CEO on August 28, 2019, with a fair market value of $36.56 per share, the closing price of the Company’s stock on that date. The RSUs vest at the rate of one-third per year over a three-year period. RSUs granted to the NEOs for fiscal year 2020 were as follows:

NEO	RSUs Granted	Grant Date Fair Value(1)

Vincent D. Mattera, Jr.	39,168	$1,413,181	[1]

Walter R. Bashaw II	10,320	377,299

Mary Jane Raymond	11,388	416,345

Giovanni Barbarossa	10,833	396,054

Jo Anne Schwendinger	8,205	299,975
(1)

Grant date fair value is calculated by the number of RSUs granted multiplied by the stock price on the date of grant of $36.08 per share for the CEO, and $36.56 per share for the NEOs other than the CEO.

PSUs. We believe that long-term awards tied directly to key elements of long-term shareholder value are a critical element of NEO compensation. Our PSUs are designed to reward the NEOs for driving long-term value tied to the execution of our strategy. Different from fiscal year 2019, for fiscal year 2020, rTSR was the only performance metric for PSUs. This was due to the uncertainty of the timing of the closing of the Finisar acquisition.

PSUs were granted on January 28, 2020 for the CEO (shortly after he entered into his new employment agreement) and on August 28, 2019 for the NEOs other than the CEO. PSUs have a three-year performance period. The number of PSUs actually earned is determined shortly after the end of the performance period based on the applicable performance results.

The fiscal year 2020 PSUs will be earned based on achieving cumulative rTSR for the thirty-six month period ending June 30, 2022, compared to returns on the Russell 2000 index, as follows:

Cumulative rTSR	Payout vs. Target

Below the Russell 2000 50th percentile by more than 40%	0%

Between 0 and 40% below the Russell 2000 50th percentile, and an absolute positive cumulative rTSR	50.00% to 99.99%

Equal to the Russell 2000 50th percentile	100%

Between 0 and 40% above the Russell 2000 50th percentile	100.01% to 199.99%(1)

More than 40% above the Russell 2000 50th percentile	200%(1)
(1)	If there is a negative cumulative rTSR for the performance period, and cumulative rTSR is above Market 50th Percentile, the percentage of the Target Award earned will be capped at 100.00%

Target award amounts for PSUs for fiscal year 2020 granted on January 28, 2020, for the CEO and August 28, 2019, for the NEOs are as follows:

NEO	Target Performance Based Awards		Aggregate Fair Value at Target Payout	Aggregate Fair Value at Maximum Payout
Vincent D. Mattera, Jr.	52,224 shares	[1]	$2,769,439	$5,538,877
Walter R. Bashaw II	13,759 shares		792,381	1,584,762
Mary Jane Raymond	15,184 shares		874,447	1,748,893
Giovanni Barbarossa	14,442 shares		831,715	1,663,430
Jo Anne Schwendinger	10,941 shares		630,092	1,260,184
(1)	The performance period for all PSUs awarded in fiscal year 2020 was three years. Dr. Mattera’s award date was delayed until his new employment agreement was finalized.

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Nonqualified Stock Options (“Stock Options”)

We use Stock Options to align management’s incentives with long-term shareholder value. We believe Stock Options encourage management to focus on strategic actions and initiatives intended to lead to long term stock price growth. The options do not have any tangible value if the stock price does not increase.

The fiscal year 2020 Stock Options for the CEO were granted on January 28, 2020 (shortly after his new employment agreement was signed), with a strike price of $36.08 per share (the closing price on the grant date). The fiscal year 2020 Stock Options were granted to the NEOs (other than the CEO) with a strike price of $36.56 per share, the closing price (and fair market value) of the Company’s stock on August 28, 2019. The stock options have a 10-year term and vest in four equal annual installments. Stock options granted to the NEOs for fiscal year 2020 were as follows:

NEO	Granted	Grant Date Fair Value(1)

Vincent D. Mattera, Jr.	97,936	$1,759,748

Walter R. Bashaw II	25,800	386,714

Mary Jane Raymond	28,468	426,705

Giovanni Barbarossa	27,080	405,900

Jo Anne Schwendinger	20,516	307,513
(1)	The Company uses the Black-Scholes option pricing model to determine fair value.

rTSR PSUs Earned in Fiscal Year 2020

The NEOs were previously awarded PSUs in August 2017 under the II-VI Incorporated Second Amended and Restated 2012 Omnibus Incentive Plan (the “2012 Plan”) that were earned based on the Company’s rTSR for the 36-month performance period ended on June 30, 2020 (the “2017 rTSR Awards”). The Company’s stock outperformed the Russell 2000 50th percentile by more than 40 percentage points for the performance period (the maximum goal for the award), and as a result the 2017 rTSR PSUs were earned at 200% of target.

NEO	TSR Based Awards Target	Payout % Based on Russell 2000 Performance	TSR Based Awards Earned

Vincent D. Mattera, Jr.	16,032 shares	200%	32,064 shares

Walter R. Bashaw II(1)	—	200%	—

Mary Jane Raymond	4,764 shares	200%	9,528 shares

Giovanni Barbarossa	3,900 shares	200%	7,800 shares

Jo Anne Schwendinger	3204 shares	200%	6,408 shares
(1)	Mr. Bashaw joined the Company in September 2018, as such he did not receive an award of 2017 PSUs.

Cash Flow from Operations PSUs Earned in Fiscal Year 2020

The NEOs were also previously awarded PSUs in August 2017 under the 2012 Plan that were earned based on the Company’s Cash Flow from Operations for the 36-month performance period ended on June 30, 2020 (the “2017 Cash Flow Awards”). The 2017 Cash Flow from Operations PSUs were earned at 200% of target:

(in millions)

Metric	Threshold (75% of Target)	Target	Maximum (140% of target)	Actual Performance	Payout %

FY18 – FY20 Cash Flow from Operations*	$355.2	$444.0	$621.6	$695.1	200%
*	“Cash Flow from Operations” means the consolidated “net cash flow provided by operating activities” of II-VI for the performance period, determined in accordance with U.S. GAAP.

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NEO	Threshold (75% of Target)	Payout% Based on Cash Flow Performance	Cash Flow Awards Earned

Vincent D. Mattera, Jr.	16,032 shares	200%	32,064 shares

Walter R. Bashaw II(1)	—	200%	—

Mary Jane Raymond	4,764 shares	200%	9,528 shares

Giovanni Barbarossa	3,900 shares	200%	7,800 shares

Jo Anne Schwendinger	3,204 shares	200%	6,408 shares
(1)	Mr. Bashaw joined the Company in September 2018, as such he did not receive an award of 2017 PSUs.

PROCESS FOR SETTING COMPENSATION FOR FISCAL YEAR 2020

Compensation Committee Matters and Scope of Authority

The Compensation Committee recommends, and the Board approves, the compensation of executive officers of the Company, and provides oversight of the Company’s compensation philosophy. In determining fiscal year 2020 NEO compensation, the Compensation Committee was advised by Radford, its independent compensation advisor. Radford was retained by, and reported directly to, the Compensation Committee. Radford performed no other work for the Company, or for the members of the Board, other than its advisory services related to compensation. Radford had no prior relationship with our Chief Executive Officer or with any other executive officer or director.

Development of the Comparator Group

Our Comparator Group was constructed by the Compensation Committee with assistance from Radford, and includes companies we compete with for investor capital, talent and market share. Because the Company provides a wide range of products serving multiple end markets, the Compensation Committee believes that it is important to consider peers with Global Industry Classification Standard (“GICS”) codes that align with the Company’s multiple segments. The Comparator Group for fiscal year 2020 consisted of 20 manufacturing companies with GICS codes that reflect the Company’s lines of business:

-	GICS code 452030 – Eight companies classified as Information Technology – Technology
-	GICS code 452010 – Five companies classified as Communications Equipment Hardware and Equipment – Electronic Equipment, Instruments and Components
-	GICS code 453010 – Five companies classified as Information Technology – Semiconductors and Semiconductor Equipment
-	GICS code 201010 – One company classified as Industrial – Capital Goods – Aerospace and Defense
-	GICS code 201040 – One company classified as Electrical Components and Equipment

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Companies in the Comparator Group had revenues ranging from $1.1 billion to $5.0 billion, with median revenues of $2.1 billion. In structuring the Comparator Group, the Compensation Committee focused on (a) industry, (b) total revenue and profitability, (c) annual revenue growth, and (d) global footprint. The Comparator Group also had executive officer functions that are generally comparable to ours in terms of complexity and scope of responsibilities. For fiscal year 2020 compensation decisions, the Comparator Group consisted of:

Fiscal Year 2020 Comparator Group

AMETEK, Inc.	Diodes Incorporated	MKS Instruments, Inc.
Arista Networks, Inc.	Entegris, Inc.	Skyworks Solutions, Inc.
Belden Inc.	FLIR Systems, Inc.	Teledyne Technologies Incorporated
Ciena Corporation	IPG Photonics	Trimble Inc.
Coherent, Inc.	Keysight Technologies, Inc.	Viavi Solutions, Inc.
CommScope	Littelfuse, Inc.	Vishay Intertechnology, Inc.
Cree, Inc.	Lumentum Holdings, Inc.

The Compensation Committee’s Processes

The Compensation Committee utilizes a number of processes to assist it in ensuring that the Company’s executive compensation program achieves its objectives. Among those are:

•	Meetings. The Compensation Committee meets at least quarterly, and more often if needed. For fiscal year 2020, the Committee met ten times.
•

Independent Compensation Advisor. The Compensation Committee engages an independent compensation advisor to assist the Compensation Committee in setting executive compensation and selects an advisor only after evaluating all factors relevant to that advisor’s qualifications and independence from Company management. The Compensation Committee’s independent advisor for fiscal year 2020 was Radford.

•

Assessment of Company Performance. The Compensation Committee uses objective measures of Company performance in establishing total compensation targets. These include rTSR, earnings growth, revenue growth, operating profit, cash flow from operations, and free cash flow.

•

Assessment of Shareholder Feedback. The Compensation Committee, and in particular the Chair of the Committee, directs the collection of shareholder feedback. Conversations are focused on listening to feedback in general and asking specific questions about the elements of the Company’s compensation program, and the key criteria the investor uses to evaluate pay and performance alignment.

•

Assessment of Individual Performance. Individual performance has a strong impact on the compensation of all employees, including our NEOs. During the course of the year, the Compensation Committee meets with the CEO and the Chief Human Resources Officer, to review recommendations on changes, if any, in the compensation of each NEO other than the CEO, based on individual performance. With respect to the CEO, the Compensation Committee meets with the Chief Human Resources Officer, to review Comparator Group market data and CEO performance so that the Compensation Committee can recommend TDC targets to the full Board.

•

Target Pay Philosophy. The Compensation Committee considers relevant market pay practices when setting executive compensation. Its goal is to balance market alignment with the Company’s performance and ability to recruit, motivate and retain high caliber talent. Based on the Compensation Committee’s judgment, current market practices, compensation data from the Comparator Group, compensation data from the independent compensation advisor, and each NEO’s contributions to the Company, the Compensation Committee makes a recommendation to the full Board regarding targeted TDC and actual payouts at year-end.

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Application of Judgment

The Compensation Committee believes that the application of its collective experience, and business judgment, and the objective market data provided by its independent compensation advisor, significantly contribute to the overall compensation administration process. While market data provides an important tool for analysis and decision-making, the Compensation Committee realizes that these data do not necessarily provide a complete picture of an executive’s competencies, track record, experience, performance contributions and value to the Company. Consequently, the Compensation Committee also gives serious consideration to an individual’s personal contribution to the Company, including his or her individual skill set, qualifications, experience and demonstrated performance. The Company values and seeks to reward performance that develops talent within the Company, embraces the sense of urgency that distinguishes the Company, and demonstrates the qualities of imagination, determination, and drive to resolve important new issues or longer-term challenges. These competencies are not easily correlated to typical compensation benchmarking data but deserve and receive consideration in reaching compensation decisions. The market data provided by our independent compensation advisor provide the Compensation Committee and senior management with the foundation for making compensation decisions. In addition, in fiscal year 2020 the Compensation Committee considered the unique requirements for the successful integration of Finisar following the acquisition.

COMPENSATION AND RISK

The Company’s compensation programs are designed to motivate and reward our employees and executive officers for their performance as well as Company performance, and for prudent risk-taking during the fiscal year and over the long term. The Compensation Committee periodically reviews our compensation policies and practices to ensure that they do not encourage our executives or other employees to take excessive risks or emphasize short-term results at the expense of long-term shareholder value. Based on these reviews, and a review of the Company’s internal controls, the Compensation Committee and management have concluded that our policies and practices are sound.

Compensation programs for our executives and other employees include the following risk mitigation features:

•	Balanced Pay Mix: Our compensation program balances the mix of (i) cash and equity-based compensation and (ii) short-term and long-term award horizons.

•

Mix of Performance Metrics: We do not rely on a single performance metric to determine payouts for performance-based awards. Instead, performance targets are tied to a variety of financial metrics, including earnings growth, revenue growth, cash flow from operations, free cash flow, and operating profits.

•	Calculation and Verification of Performance: Controls are in place to ensure accuracy of calculations as to actual performance against the pre-established performance targets for each award.

•	Caps on Incentive Compensation Arrangements: Long-term (PSUs) and short-term incentive awards (BIP and GRIP) each have a maximum payout percentage of 200%.

•

Multi-Year Vesting on Long-Term Equity-Based Compensation Awards: Our long-term equity-based awards are subject to multi-year vesting, which requires a long-term commitment on the part of our employees.

•

Share Ownership Requirements: This policy requires our CEO to own Company common stock and RSUs having an aggregate value of at least three times his annual base salary, and our other executive officers to own Company common stock and RSUs having an aggregate value at least equal to their annual base salary. The guidelines have a phase-in period to allow newly hired or promoted executives to acquire the requisite share levels over a period of three years. All NEOs are currently in compliance with this policy.

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•	Holding Requirements: In addition to satisfying share ownership requirements, executives must hold shares received from RSUs and PSUs (net of tax) for at least one year after vesting.

•

Clawback Policy: If the Company must restate its financial statements due to material non-compliance with any financial reporting requirements (a “Restatement”), any current or former executive officer or other employee of the Company (i) who received incentive compensation based on financial information that is subject to restatement, and (ii) whose gross negligence, fraud or misconduct caused or contributed to the non-compliance resulting in the Restatement, would be required to reimburse the Company for any incentive compensation received in excess of what they would have received under the Restatement. In addition, if the Board in its sole judgment determines that the gross negligence, fraud or misconduct by a current or former executive officer or other employee caused or contributed to the need for the Restatement, then such person would be required to repay the net profits realized from any sales of shares of the Company’s Common Stock that were received as incentive compensation based on the restated financial statements.

•

Prohibition on Pledging and Anti-Hedging Policy: To further demonstrate the Company’s commitment to align the interests of our officers and directors with those of our shareholders, the Board formalized a policy which prohibits hedging or pledging of Company stock by members of our Board and executive officers. Throughout the fiscal year, there were no such arrangements.

ADDITIONAL INFORMATION

Deferred Compensation

The II-VI Incorporated Nonqualified Deferred Compensation Plan (the “Deferred Compensation Plan”) is designed to allow executive officers and certain employees of the Company to defer receipt of compensation into a trust fund for retirement or other qualified purposes. In connection with his promotion to Chief Executive Officer in 2016, Dr. Mattera received an annual $100,000 employer contribution credited to the Deferred Compensation Plan beginning on September 1, 2019. In addition, as a further retention incentive for Dr. Mattera, the new employment agreement entered into in January 2020 provides for increasing annual contributions to the Deferred Compensation Plan from June 2020 to June 2023 in the following amounts on each of the following dates, subject to Dr. Mattera’s continued service with the Company through those dates:

Date	Amount of Credit

June 30, 2020	$150,000

June 30, 2021	$450,000

June 30, 2022	$700,000

June 30, 2023	$1,000,000

For a description of the Deferred Compensation Plan and more information regarding the amounts deferred under the Deferred Compensation Plan, see the “Nonqualified Deferred Compensation Table” and accompanying description, and the Summary Compensation Table.

Retirement Savings

The Company maintains a 401(k) Retirement Savings Plan for all eligible employees, including the NEOs. The Company matches employee contributions at a rate of $.50 per $1.00 of contributions, up to 8% of eligible compensation. Additionally, the Company may make discretionary profit-sharing contributions if the Company achieves specified levels of profitability. Company contributions to NEO accounts are set forth in the “All Other Compensation” column of the Summary Compensation Table.

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Change in Control

Existing equity awards vest on an accelerated basis in the event of death, disability or retirement. Performance-based awards generally vest pro rata based on the months employed during the relevant performance period. In case of a change in control of the Company, if an award is assumed by the new company, and if the participant’s employment is involuntarily terminated, without cause or with good reason, within two years of the change in control, then the award will vest in full, with performance-based awards vesting at the greater of target or actual performance up to the change in control date. These acceleration provisions reflect market practices that appropriately value the employees’ contributions to the Company prior to the event triggering the accelerated vesting, and following a change in control, and help NEOs focus on delivering shareholder value without distractions.

The Company does not provide tax gross-ups on any excise taxes that may be triggered by change in control payments.

For additional information on payments on termination of employment or change in control, please refer to the “Potential Payments Upon Change in Control and Employment Termination” section of this proxy statement.

Perquisites and Other Benefits

The Company generally does not provide perquisites or personal benefits to its NEOs. As Chief Executive Officer, Dr. Mattera is eligible for supplemental disability benefits, and all NEO’s are eligible for an annual physical examination.

Employment Agreements

Dr. Mattera and Dr. Barbarossa each have an employment agreement with the Company. A summary description of each employment agreement is included beginning on page 42 of this proxy statement.

Executive Severance Plan

The other NEO’s participate in the Executive Severance Plan, which replaced their individual employment agreements. A summary description of the Executive Severance Plan is included beginning on page 45 of this proxy statement.

Tax Considerations

The Compensation Committee considers the impact that applicable tax laws may have with respect to executive compensation. In certain circumstances, applicable tax laws impose penalties on compensation, or may result in a loss of deduction to the Company for such compensation. Participation in, and compensation paid under, our plans, contracts and compensation arrangements may result in the deferral of compensation that is subject to the requirements of Section 409A (“Section 409A”) of the Internal Revenue Code of 1986 (the “Code”). While the Company intends for its plans, contracts and compensation arrangements to be structured and administered in a manner that complies with the requirements of Section 409A, to the extent that they fail to meet Section 409A, compensation earned under those arrangements may be subject to immediate taxation and tax penalties.

Section 162(m) of the Code limits the deductibility of compensation in excess of $1 million paid to any one NEO in any calendar year. Under the tax rules in effect before 2018, compensation that qualified as “performance-based” under Section 162(m) was deductible without regard to this $1 million limit. In 2017 and prior years, the Compensation Committee designed awards, including stock options and performance share awards, that were intended to qualify for this performance-based compensation exception. However, the Tax Cuts and Jobs Act, which was signed into law December 22, 2017, eliminated this performance-based

34

compensation exception effective January 1, 2018, subject to a special rule that “grandfathers” certain awards and arrangements that were in effect on or before November 2, 2017. As a result, compensation that the Compensation Committee structured in 2017 and prior years with the intent of qualifying as performance-based compensation under Section 162(m) that is paid on or after January 1, 2018, may not be fully deductible, depending on the application of the special grandfather rules. Moreover, from and after January 1, 2018, compensation awarded in excess of $1 million to our NEOs generally will not be deductible. While the Tax Cuts and Jobs Act will limit the deductibility of compensation paid to the NEOs, the Compensation Committee will, consistent with its past practice, design compensation programs that are intended to be in the best long-term interests of the Company and our shareholders, with deductibility of compensation being one of a variety of considerations taken into account.

2019 Say-on-Pay Vote and Shareholder Outreach

At the Company’s 2019 Annual Meeting of Shareholders, a non-binding, advisory proposal to approve the Company’s executive compensation paid to NEOs in the Company’s fiscal year 2019 received the affirmative vote of approximately 85% of the votes cast on the proposal.

The Company’s interaction with investors remained high in fiscal year 2020. The Company interacted with investors in person or virtually on 60 days, and spoke with shareholders who hold approximately 60% of our outstanding shares. Shareholders’ questions were focused on the close and management of the Finisar acquisition, our approach to managing increased leverage as a result of the acquisition, heightening issues in the area of trade, especially between the United States and China, and our ability to manage through COVID-19. On the pandemic, investors were particularly interested in our continuing ability to ship product, the adequacy of our supply chain, and our approach to ensuring employee safety. Other matters of interest to investors during the fiscal year included diversity on the board and in management, and how our products support the world’s increasing focus on sustainability. The recovery of the Company’s stock price during the year, and the maintenance of two of three of our credit ratings, indicate the success of our intensive outreach.

Fiscal Year 2021

The Compensation Committee carefully reviewed the incentive compensation approach for fiscal year 2021, in light of the completion of the Finisar acquisition during fiscal year 2020, and in light of ongoing global economic uncertainty caused by events, including COVID-19. Following is a summary of the features of the fiscal year 2021 short-term (cash) and long-term (equity incentive awards) compensation elements, which were approved by the Compensation Committee and the Board.

•

BIP. The Committee again returned to a single, full-year target based on bonus operating profit (net income excluding the impact of variable compensation and equity awards). Payouts are capped at 200% of target.

•

GRIP. The Committee again returned to a single, full-year performance grid based on a combination of revenue and after-tax profit. Payouts are capped at 200% of target. The cash flow modifier was eliminated for fiscal year 2021.

•

Equity Award Mix. The Committee simplified the equity award mix, maintaining PSUs at 40% of the total target award and increasing the RSU portion from 30% to 60% of the total target award. Stock options, which previously represented 30% of the total target award, were not granted.

•

PSU Awards. The fiscal year 2020 PSUs used a single metric – rTSR – for measuring performance. In prior fiscal years, the Company awarded PSUs based on a combination of rTSR and cash flow performance. With the Finisar acquisition complete, the Compensation Committee returned to its prior approach, with 50% to be earned based on three-year rTSR and 50% based on three-year cash flow from operations. The benchmarking group for rTSR was changed to the S&P Composite 1500—Electronic Equipment, Instruments & Components (Industry).

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COMPENSATION COMMITTEE REPORT

The Compensation Committee has:

(1)	reviewed and discussed the Compensation Discussion and Analysis included in this proxy statement with management; and
(2)

based on the review and discussions referred to in paragraph (1) above, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement.

The foregoing report of the Compensation Committee shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference in such filing.

Compensation Committee

Shaker Sadasivam, Chair

Joseph J. Corasanti

Marc Y.E. Pelaez

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SUMMARY COMPENSATION TABLE

The following table summarizes the compensation of the NEOs for the fiscal years 2020, 2019 and 2018, discussed in this proxy document. All footnote references and explanatory statements relate to fiscal year 2020 unless otherwise noted.

Name and Principal Position	Year	Salary	Stock Awards ($)(1)(2)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	All Other Compensation ($)(5)(6)	Total ($)
Vincent D. Mattera, Jr.,	2020	$920,200	$4,182,620	$1,759,748	$3,413,978	$235,890	$10,512,436
Chief Executive Officer	2019	686,200	7,292,861	1,307,965	1,225,191	182,264	10,694,481
	2018	686,200	1,977,948	1,146,250	1,395,813	146,686	5,352,897
Walter R. Bashaw, II	2020	$446,000	$1,169,680	$386,714	$716,977	$45,069	$2,764,440
President
Mary Jane Raymond,	2020	$439,000	$1,290,792	$426,705	$898,784	$40,423	$3,095,704
Chief Financial Officer and Treasurer	2019	399,300	915,751	389,673	477,952	48,948	2,231,624
	2018	399,300	587,970	234,748	732,919	39,612	1,994,549
Giovanni Barbarossa,	2020	$500,000	$1,227,769	$405,900	$688,075	$39,844	$2,861,588
Chief Strategy Officer and President, Compound Semiconductor	2019	450,000	948,791	403,297	465,292	53,812	2,321,192
	2018	412,000	481,374	192,209	443,371	39,612	1,568,566

Jo Anne Schwendinger,	2020	$420,000	$930,067	$307,513	$436,732	$47,740	$2,142,052
Chief Legal and Compliance Officer and Secretary	2019	333,000	616,611	261,598	256,335	41,842	1,509,386
	2018	302,500	395,082	—	437,035	6,413	1,141,030
(1)

Represents the aggregate grant date fair value of restricted stock, RSUs, and PSUs awarded by the Company during the fiscal years presented, computed in accordance with FASB ASC Topic 718 (excluding the effect of estimated forfeitures). The assumptions used by the Company in calculating these amounts are incorporated herein by reference to Note 13 to the Company’s Consolidated Financial Statements included in its Annual Report on Form 10-K for the fiscal year ended June 30, 2020. For restricted stock and RSUs, the grant date fair value was computed based on the closing price of the Company’s Common Stock on the date of grant, multiplied by the number of shares awarded.

(2)

The grant date fair value of the PSU awards included in this column was calculated based on the estimate of aggregate compensation expense to be recognized over the service period. For fiscal year 2020 PSUs that are earned based on rTSR performance, this was calculated based on a Monte Carlo simulation fair value as of the grant date of $57.59 per share for the award granted to the CEO on January 28, 2020, and of $53.03 per share for the award granted to the other NEOs on August 28, 2019.

(3)

Represents the aggregate grant date fair value of stock option awards issued by the Company during the fiscal years presented, computed in accordance with FASB ASC Topic 718. Refer to Note 13 to the Company’s Consolidated Financial Statements included in the Annual Report on Form 10-K for the fiscal year ended June 30, 2020, for the relevant weighted-average assumptions underlying the valuation of the option awards, except that any estimate of forfeitures for service-based conditions have been disregarded. The grant date fair value of stock option awards is based on the Black-Scholes option pricing model. The actual value an NEO may realize upon exercise of stock options, if any, will depend on the excess of the price of the underlying stock on the date of exercise over the grant date fair market value. As such, there is no assurance that the value realized by an NEO will be at or near the value estimated by the Black-Scholes model.

(4)

Amounts reflect the cash awards earned by our NEOs under the BIP and the GRIP, which are discussed in further detail in the “Compensation Discussion and Analysis” section of this proxy statement. The cash awards earned by Dr. Mattera, Mr. Bashaw, Ms. Raymond, Dr. Barbarossa and Ms. Schwendinger under the BIP for fiscal year 2020 were $216,400, $102,950, $101,334, $115,451, and $97,041, respectively. The cash awards earned by Dr. Mattera, Mr. Bashaw, Ms. Raymond, Dr. Barbarossa and Ms. Schwendinger under the GRIP for fiscal year 2020 were $3,197,518, $614,027, $797,450, $572,660, and $339,691, respectively.

(5)

Amounts reflect premiums paid for life and disability insurance and the Company’s contributions under the Company’s retirement plan, which is qualified under Section 401(a) of the Code, and the Deferred Compensation Plan, a non-qualified deferred compensation plan for certain management and highly compensated employees. Retirement plan contributions consisted of 401(k) matching contributions made by the Company on behalf of Dr. Mattera, Mr. Bashaw, Ms. Raymond, Dr. Barbarossa, and Ms. Schwendinger for fiscal year 2020 were $9,633, $7,863, $8,972, $9,466, and $8,026 respectively, and discretionary retirement plan contributions made by the Company on behalf of Dr. Mattera, Mr. Bashaw, Ms. Raymond, Dr. Barbarossa, and Ms. Schwendinger for fiscal year 2020 were $27,500, $35,168, $28,000, $27,500, and $33,573 respectively. The Company made Deferred Compensation Plan contributions on behalf of Dr. Mattera, Ms. Raymond and Dr. Barbarossa in fiscal year 2020 in the amount of $268,239, $7,990 and $6,972 respectively.

(6)	For Dr. Mattera includes the amount of legal fees paid by the Company on his behalf in conjunction with his new employment agreement finalized in January 2020.

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GRANTS OF PLAN-BASED AWARDS FISCAL YEAR 2020

The following table sets forth each annual non-equity cash incentive award and long-term equity-based award granted to the NEOs in fiscal year 2020.

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock (#)(3)	All Other Option Awards: Number of Securities Underlying Options (#)(4)	Exercise or Base Price of Option Awards ($/Share)(5)	Grant Date Fair Value of Stock and Option Awards(6)
		Threshold $	Target $	Maximum $	Threshold $	Target $	Maximum $
Vincent D. Mattera, Jr		$—	$143,718	$215,578	—	—	—	—	—	$—	$—
		$—	1,655,575	2,483,363	—	—	—	—	—	$—	$—
	1/28/2020	$—			26,112	52,224	104,448	—	—	$—	$2,769,439
	1/28/2020	$—			—	—	—	—	97,936	$36.08	$1,759,748
	1/28/2020	$—			—	—	—	39,168	—	$36.08	$1,413,181
Walter R. Bashaw II	—	$—	$71,100	$106,650	—	—	—	—	—	$—	$—
	—	$—	$317,918	$476,877	—	—	—	—	—	$—	$—
	8/28/2019	$—			6,880	13,759	30,368	—	—	$—	$792,381
	8/28/2019	$—			—	—	—	—	25,800	$36.56	$386,714
	8/28/2019	$—			—	—	—	10,320	—	$36.56	$377,299
Mary Jane Raymond	—	$—	$69,984	$104,976	—	—	—	—	—	$—	$—
	—	$—	$412,887	$619,331	—	—	—	—	—	$—	$—
	8/28/2019	$—			7,592	15,184	27,518	—	—	$—	$874,447
	8/28/2019	$—			—	—	—	—	28,468	$36.56	$426,705
	8/28/2019	$—			—	—	—	11,388	—	$36.56	$416,345
Giovanni Barbarossa	—	$—	$79,709	$119,563	—	—	—	—	—	$—	$—
	—	$—	$296,500	$444,750	—	—	—	—	—	$—
	8/28/2019	$—			7,221	14,442	28,884	—	—	$—	$831,715
	8/28/2019	$—			—	—	—	—	27,080	$36.56	$405,900
	8/28/2019	$—			—	—	—	10,833	—	$36.56	$396,054
Jo Anne Schwendinger	—	$—	$67,019	$100,528	—	—	—	—	—	$—	$—
	—	$—	$175,878	$263,817	—	—	—	—	—	$—	$—
	8/28/2019	$—			5,471	10,941	21,882	—	—	$—	$630,092
	8/28/2019	$—			—	—	—	—	20,516	$36.56	$307,513
	8/28/2019	$—			—	—	—	8,205	—	$36.56	$299,975
(1)

These columns show the range of potential payouts for awards made to our NEOs in fiscal year 2020 under the GRIP and the BIP, assuming the target or maximum goals are satisfied with respect to the applicable performance measures underlying such awards. The business measurements and performance goals underlying these awards are described in the “Compensation Discussion and Analysis” section of this proxy statement. The aggregate amounts actually paid to our NEOs under these plans for fiscal year 2020 are set forth in the Summary Compensation Table in the column titled “Non-Equity Incentive Plan Compensation.” Additional details regarding the specific pay-outs under each of the plans are provided in the footnotes.

(2)

These columns show the range of pay-outs of PSU awards granted to our NEOs in fiscal year 2020 under the 2018 Omnibus Incentive Plan if threshold, target or maximum goals are achieved. See “Long-Term Incentives – PSUs” on page 28. PSUs have a three-year performance period.

(3)

This column shows the number of shares underlying the RSUs awarded to our NEOs in fiscal year 2020 under the 2018 Omnibus Incentive Plan. These awards are subject to annual vesting of one-third of the award over three years.

(4)

This column shows the number of shares underlying the stock options granted to our NEOs in fiscal year 2020 under the 2018 Omnibus Incentive Plan. Options vest over a four-year period, with 25% vesting to occur on each of the first, second, third, and fourth anniversaries of the grant date.

(5)	This column shows the exercise price for the stock options granted to our NEOs in fiscal year 2020, which is equal to the closing market price of our Common Stock on the grant date.
(6)

This column shows the full grant date fair value of the stock and option awards reported in this table, which were computed in accordance with FASB ASC Topic 718. Generally, the full grant date fair value of an award is the amount the Company would expense in its financial statements over the award’s vesting period as determined at the grant date. See footnotes 1, 2, and 3 to the Summary Compensation Table and Note 13 to the Company’s Consolidated Financial Statements included in the Annual Report on Form 10-K for fiscal year 2020 for additional information about the assumptions used in determining the grant date fair value of options, RSUs, and PSUs (except that any estimate of forfeitures for service-based conditions have been disregarded).

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OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

This table summarizes the long-term equity-based awards held by our NEOs that were outstanding as of June 30, 2020.

Name	Number of Securities Underlying Unexercised Options (#) Exercisable(1)	Number of Securities Underlying Unexercised Options (#) Unexercisable(1)	Option Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(2)	Market Value of Shares or Units of Stock That Have Not Vested ($)(3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(4)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(3)
Vincent D. Mattera, Jr.
					61,632	$2,910,263	81,120	$3,830,486
	69,600		$17.53	8/20/2021
	47,550	—	$18.93	8/18/2022
	41,310	—	$19.37	8/17/2023
	42,890	—	$13.99	8/16/2024
	46,064	11,516	$17.84	8/15/2025
	53,280	17,760	$21.67	8/20/2026
	30,060	30,060	$35.25	8/18/2027
	13,545	40,635	$49.90	8/28/2028
		97,936	$36.08	1/28/2030

Walter R. Bashaw II
					15,408	727,566	13,759	649,700
	19,440	4,860	$18.73	11/7/2025
	11,115	3,705	$27.00	11/5/2025
	4,770	14,310	$39.95	10/5/2028
	—	25,800	$36.56	8/28/2029
Mary Jane Raymond					18,348	$866,393	24,328	$1,148,768
	24,288	6,072	$17.84	8/15/2025
	18,585	6,195	$21.67	8/20/2026
	8,940	8,940	$35.25	8/18/2027
	4,290	12,870	$49.90	8/28/2028
	—	28,468	$36.56	8/28/2029
Giovanni Barbarossa					17,521	$827,342	23,922	$1,129,597
	7,000	—	$16.45	11/2/2022
	13,010	—	$19.37	8/17/2023
	30,530	—	$13.99	8/16/2024
	25,088	6,272	$17.84	8/15/2025
	18,540	6,180	$21.67	8/20/2026
	7,320	7,320	$35.25	8/18/2027
	4,440	13,320	$49.90	8/28/2028
	—	27,080	$36.56	8/28/2029
Jo Anne Schwendinger					12,877	608,052	17,109	$807,887
	12,960	4,320	$35.50	3/6/2027
	2,880	8,640	$49.90	8/28/2028
	—	20,516	$36.56	8/28/2029

(1)

This column shows the number of shares underlying stock options that were outstanding as of June 30, 2020. Generally, awards granted in fiscal year 2017 and later vest over a four-year period, with 25% vesting occurring on each of the first, second, third, and fourth anniversaries of the grant date. Prior to 2017, awards granted vested over a five-year period with 20% vesting occurring on each of the first, second, third, fourth and fifth anniversaries of the grant.

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(2)

This column shows the number of restricted shares or RSUs outstanding as of June 30, 2020, and includes PSUs with a performance period ending on June 30, 2020, which are included after adjustment for performance results. These awards are subject to our standard vesting schedule and will vest as set forth in the following table:

Name	Shares Vesting in August 2020	Shares Vesting in October 2020	Shares Vesting in October 2021	Shares Vesting in January 2021	Shares Vesting in March 2021	Shares Vesting in August 2021	Shares Vesting in August 2022	Shares Vesting in August 2023

Vincent D. Mattera, Jr.	15,240			13,056	—	7.224	13,056	13,056

Walter R. Bashaw II	3,440	2,544	2,544		—	3,440	3,440

Mary Jane Raymond	8,468				—	6,084	3,796	—

Giovanni Barbarossa	7,931				—	5,979	3,611	—

Jo Anne Schwendinger	5,871				—	4,271	2,735	—

(3)	These values are based on the closing market price of the Company’s Common Stock on June 30, 2020, of $47.22 per share.
(4)

This column shows the number of unvested PSUs outstanding as of June 30, 2020, and consists of shares underlying awards made for fiscal year 2018 and 2019 at target. These awards will vest as set forth in the following table:

Name	2018 PSU rTSR Shares Vesting in June 2021	2019 PSU Shares Vesting in June 2022	Total Unvested Shares

Vincent D. Mattera, Jr.	28,896	52,224	81,120

Walter R. Bashaw II	—	13,759	13,759

Mary Jane Raymond	9,144	15,184	24,328

Giovanni Barbarossa	9,480	14,442	23,922

Jo Anne Schwendinger	6,168	10,941	17,109

OPTIONS EXERCISED AND STOCK VESTED IN FISCAL YEAR 2020

The following table provides information related to (1) stock options exercised by our NEOs in fiscal year 2020, including the number of shares acquired upon exercise and the value realized, and (2) the number of shares acquired upon the vesting of restricted stock awards and performance share awards in fiscal year 2020, and the value realized before payment of any applicable withholding tax or broker commissions.

	Option Awards		Stock Awards
	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired Upon Vesting (#)(2)	Value Realized Upon Vesting ($)(3)
Vincent D. Mattera, Jr.	47,100	$922,579	253,976	$9,936,780
Walter R. Bashaw II	—	—	15,403	508,509
Mary Jane Raymond	30,000	707,315	38,776	1,512,461
Giovanni Barbarossa	—	—	38,360	1,496,324
Jo Anne Schwendinger	—	—	5,440	189,334

(1)

The value realized upon exercise of these option awards represents the difference between the market price of the underlying stock at exercise and the exercise price of the option, multiplied by the number of shares underlying the options exercised.

(2)

Includes 21,600 shares, 11,390 shares and 11,760 shares acquired by Dr. Mattera, Ms. Raymond, and Dr. Barbarossa respectively, upon the vesting of the 2017 PSUs. Includes 20,630 shares, 10,880 shares and 11,240 shares acquired by Dr. Mattera, Ms. Raymond and Dr. Barbarossa respectively, upon the vesting of the November 2015 Restricted Share Awards. Includes 9,472 shares, 3,304 shares, 3,305 shares and 3,296 shares acquired by Dr. Mattera, Ms. Raymond, and Dr. Barbarossa respectively, upon the vesting of the August 2016 Restricted Share Awards. Includes 8,016 shares, 2,384 shares, 2,128 shares, 1,952 shares, and 1,600 shares acquired by Dr. Mattera, Ms. Raymond, Dr. Barbarossa and Ms. Schwendinger respectively, upon the vesting of the August 2017 Restricted Share Awards. Includes 2,304 shares acquired by Ms. Schwendinger upon the vesting of the March 2017 Restricted Share Awards she received as part of her employment with the Company.

(3)

The amount in this column equals the gross number of shares or units that vested, multiplied by the closing price of our Common Stock on the applicable vesting date, and includes any amounts that were withheld for taxes.

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NONQUALIFIED DEFERRED COMPENSATION FISCAL YEAR 2020

This table provides information regarding executive contributions to, and aggregate earnings under, the Deferred Compensation Plan for our NEOs as of and for the fiscal year ended 2020.

Name	Executive Contributions FY2020 ($)	Registrant Contributions FY2020(1)(3)	Aggregate Earnings (Loss) in FY2020 ($)(2)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at June 30, 2020 ($)
Vincent D. Mattera, Jr.	$—	$268,239	$279,362		$2,326,166
Walter R. Bashaw II	—	—	—	—	—
Mary Jane Raymond	—	6,972	$204	—	$7,176
Giovanni Barbarossa	—	7,990	$350	—	$8,340
Jo Anne Schwendinger	—	—	—	—	—

(1)

In accordance with his 2016 employment agreement, Dr. Mattera received an annual Company contribution in the amount of $100,000 to his account under the Company’s Deferred Compensation Plan on September 1, 2019, and in accordance with his new employment agreement entered into in January 2020 he earned an additional Company contribution in the amount of $150,000 effective as of June 30, 2020. These amounts were included as fiscal year 2020 compensation under “All Other Compensation” in the Summary Compensation Table.

(2)

Aggregate earnings include all changes in value based on performance of deemed investments elected by the NEO under the Deferred Compensation Plan. The Deferred Compensation Plan is administered by a third party and provides for deemed investment options similar to the investment options available under the 401(k) Retirement Savings Plan, with the exception that amounts under the Deferred Compensation Plan may be invested in the Company’s Common Stock. Amounts that are deferred into the Company’s Common Stock must remain invested in the Company’s Common Stock and must be paid out in shares of Company’s Common Stock upon a qualifying distribution event.

(3)

Amounts in this column represent certain matching contributions made under the Deferred Compensation Plan for the last fiscal year to make up for IRS limitations on matching contributions under the 401(k) Retirement Savings Plan. These amounts were included as fiscal year 2020 compensation under “All Other Compensation” in the Summary Compensation Table.

(4)

Amounts shown in this column for Dr. Mattera were reported in the Summary Compensation Table for previous fiscal years, other than earnings, although for any PSUs that were deferred by Dr. Mattera in prior years, the amount included in the column was the value of the PSUs at vesting rather than the grant date fair value at grant included in the Summary Compensation Table.

The Deferred Compensation Plan was established to provide retirement savings benefits for NEOs and certain other employees beyond what is available through the 401(k) Retirement Savings Plan, which is subject to IRS limitations on annual contributions and compensation. Under the Deferred Compensation Plan, as it is currently implemented by the Company, eligible participants can elect to defer up to 100% of certain performance-based cash incentive compensation and certain equity awards into an account that will be credited with earnings at the same rate as one or more deemed investments chosen by the participant. The Company may make matching contributions and other Company contributions to the Deferred Compensation Plan. A participant’s right to receive benefits under the Deferred Compensation Plan is an unfunded, unsecured right, no greater than the claim of a general creditor of the Company. Any assets that the Company sets aside to pay benefits under the Deferred Compensation Plan are the property of the Company and subject to claims of the Company’s creditors in case of the Company’s insolvency. Participants are eligible to receive distributions from the Deferred Compensation Plan upon a separation from service (as defined in the Deferred Compensation Plan) and may also receive in-service distributions in certain scenarios, and may elect to receive payments in a lump sum or in annual installments over a specified term of years.

POTENTIAL PAYMENTS UPON CHANGE IN CONTROL AND EMPLOYMENT TERMINATION

EQUITY AWARDS

Treatment of equity awards upon a change in control of the Company depends on when the awards were granted and whether the awards are assumed or replaced by the buyer in the transaction. Awards vest upon closing of the transaction if the awards were granted before fiscal year 2017 or, for awards granted beginning with fiscal year 2017, if the awards are not assumed or replaced by the buyer. For awards granted beginning with fiscal 2017, if the awards are assumed or replaced by the buyer, they do not vest upon closing of the transaction, but will vest if the employee is terminated by the buyer without cause or by the

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executive with good reason within two years after the closing. Vesting upon the occurrence of the two events, a change of control, and termination as describe above, are often referred to as “double trigger” vesting.

Stock options accelerate and vest in their entirety in the event of death or disability and continue to vest as set forth in the applicable award upon retirement, as defined in the agreement. PSUs generally are prorated in the event of death, disability or retirement, based on the months employed during the performance period, and remain subject to actual performance results. For PSUs awarded to the CEO for fiscal year 2020 and later, upon his retirement the PSUs continue to vest in full (not prorated) subject to actual performance results, provided that for a retirement before August 1, 2023, the PSUs will be prorated if performance results are below target. RSUs accelerate and vest in their entirety in the event of death, disability or retirement from the Company. Certain performance awards for some NEOs also provide pro rata vesting, subject to actual performance, if the NEO is terminated by the Company without cause or the NEO terminates for good reason during the performance period. In all other circumstances, the awards terminate upon termination of service. Eligibility for retirement for this purpose is determined under the Company’s Global Retirement Policy, and generally means for the NEO’s attaining at least age 65 with five years of service. As of June 30, 2020, none of the NEOs were eligible for retirement under this definition.

The following table sets forth for each of the NEOs the dollar amount that such NEO would have been entitled to receive as a result of the acceleration of vesting of unvested stock options, PSUs and RSUs caused by (i) a change in control of the Company (and a subsequent termination without cause or with good reason, if applicable), (ii) the death or disability of the NEO, (iii) retirement of the NEO, or (iv) for some NEOs, termination by the Company without “Cause” or by the NEO for “good reason” (as those terms are defined in the NEO’s employment agreement described below), in each case assuming the triggering event occurred on June 30, 2020. The values shown are calculated based on the closing price of the Company’s Common Stock on June 30, 2020, of 47.22 per share, and, for stock options, are calculated based on the difference between the exercise price of the unvested options and 47.22. These benefits are in addition to benefits available generally to salaried employees, such as accrued vacation pay. Due to the number of factors that affect the nature and amount of any benefits provided upon the events discussed below, such as the timing during the year of an event and the Company’s stock price, actual amounts paid or distributed may be different.

Named Executive Officer	Acceleration of Equity Awards Upon Change in Control ($)	Acceleration of Equity Awards Upon Death or Disability ($)	Acceleration of Equity Awards Upon Retirement ($)	Acceleration of Equity Awards Upon Termination Without Cause or With Good Reason ($)
Vincent D. Mattera, Jr.	8,983,683	6,884,481	—	1,731,285
Walter R. Bashaw II	1,694,676	1,261,326	—	216,350
Mary Jane Raymond	2,762,319	2,140,305	—	526,754
Giovanni Barbarossa	2,517,503	1,913,576	—	525,669
Jo Anne Schwendinger	1,466,569	1,025,504	—	366,821

EMPLOYMENT AGREEMENTS

The Company has entered into employment agreements or participation agreements for the Executive Severance Plan with each of the NEOs. The following terms are used in both the NEO employment agreements and the Executive Severance Plan:

•

“Cause” means a determination by our Board, in the exercise of its reasonable judgment, that any of the following has occurred: (i) the willful and continued failure by the NEO to perform his or her duties and responsibilities under the agreement (after notice and a 30-day cure period); (ii) the willful engaging by the NEO in any act which is materially damaging to the Company; (iii) the conviction of an

42

NEO of, or a plea of “guilty” or “no contest” to, a felony or a criminal offense involving fraud, dishonesty or other moral turpitude; (iv) any material breach by an NEO of the terms of the agreement, or any other written agreement between the NEO and the Company relating to proprietary information, confidentiality, non-competition or non-solicitation; or (v) the engaging by the NEO in any intentional act of dishonesty resulting, or intended to result, directly or indirectly, in personal gain to the NEO at the Company’s expense.

•

“Change in Control” means (i) the Company is merged or consolidated with another entity and following such transaction (A) the persons who were our shareholders immediately prior to such a transaction have less than a majority of the voting power over the Company or the entity owning or controlling the Company, or (B) individuals who comprise our Board immediately prior to such transactions cease to be at least a majority of the Board, or of an entity controlling the Company; or (ii) a majority of our assets are sold or otherwise transferred to another corporation not controlled by or under common control with us, or to a partnership, firm, entity or individuals not so controlled; or (iii) a majority of the members of our Board consists of persons who were not nominated for election by or on behalf of our Board, or with their concurrence; or (iv) a single person, or group of persons, obtains voting control over a majority of our outstanding shares.

•

“Good Reason” means, without the NEO’s express written consent: (i) a material reduction of the NEO’s employment responsibilities; (ii) a material reduction by the Company of the NEO’s eligibility for total direct compensation (or for purposes of the Executive Severance Plan discussed below, a material reduction in an NEO’s base salary); (iii) a material increase in the amount of the NEO’s business travel, which produces a constructive relocation of the NEO; (iv) a material reduction by the Company of the level of employee benefits provided to the NEO with the result that overall benefits to such NEO are significantly reduced; or (v) for the NEOs other than Dr. Mattera the relocation of the NEO to a facility or a location more than 30 miles from the NEO’s primary work location.

EMPLOYMENT AGREEMENT – DR. MATTERA

Dr. Mattera’s employment agreement provides for an annual base salary to be determined by the Company, with the potential to earn cash bonuses and other bonuses in the judgment of the Company. The agreement also provides Dr. Mattera with other benefits which are routinely provided to the employees of the Company, including participation in our equity incentive plans.

If Dr. Mattera’s employment is terminated as a result of death or permanent disability, the Company will pay to him or his representatives his annual base salary through the last day of the fiscal year in which the date of death or disability occurs, and bonuses that would have been paid to him for the full year had he remained employed by the Company. Any such payments shall be made not later than the 15th day of the third month following the end of the Company’s fiscal year in which Dr. Mattera dies or becomes totally disabled. If Dr. Mattera terminates employment other than for Good Reason, he will receive his remaining fiscal year salary and bonuses earned during the fiscal year of termination.

If the Company terminates Dr. Mattera’s employment without Cause, or if Dr. Mattera terminates employment for Good Reason, except when such termination is coincident with, or within 24 months following, the occurrence of a Change in Control, after Dr. Mattera’s execution of a release, the Company will pay him severance of two times his Average Annual Income. Average Annual Income for such payment is the sum of his annual base pay and annual cash bonuses for the preceding three fiscal years, divided by three. The severance will be paid no later than 60 days after the date of termination (following the expiration of any applicable revocation periods set forth in the release). The Company also will pay Dr. Mattera a lump sum payment equal to 18 months of his applicable COBRA monthly premiums. If Dr. Mattera’s employment is terminated by the Company without Cause, or by him for Good Reason, and such termination is coincident with or within the 24 months following the occurrence of a Change in Control, after his execution of a release, the Company will pay to him severance in an amount equal to three times his Average Annual Income. The severance will be paid in a lump sum no later than 60 days after the date of termination. The Company will also pay no later than 60 days after the date of termination, a lump sum payment equal to 24

43

months of Dr. Mattera’s applicable COBRA monthly premiums, a lump sum cash payment of $40,000 in order to cover the cost of his post-termination benefit coverage, and expenses associated with his seeking another employment position.

Dr. Mattera’s employment agreement does not provide any gross-up payments for excise taxes. Instead, the agreement requires payments to be scaled back to an amount that would not trigger the excise taxes, if such reduction would result in Dr. Mattera retaining a larger amount on an after-tax basis.

Dr. Mattera is subject to undertakings, including restrictions on the assignment of inventions, confidentiality, and one-year non-solicitation and non-competition covenants, which survive the termination of his employment. If he engages in activities that violate any of these undertakings, he will have no right to unpaid severance benefits.

The following table summarizes the estimated severance payments that Dr. Mattera would have been entitled to receive assuming that a termination of his employment had occurred as of June 30, 2020, under any of the circumstances described below.

Payments	Termination for Death or Disability or Without Good Reason (No Change in Control)	Termination With Cause	Termination Without Cause or for Good Reason (No Change in Control)	Termination Without Cause or for Good Reason (After Change in Control)
Cash Severance	$—	$—	$5,551,721	$8,327,582
Health Benefits	—	—	14,346	19,128
Post-termination Benefits	—	—	—	40,000

Total	$—	$—	$5,566,067	$8,346,710

EMPLOYMENT AGREEMENT – DR. BARBAROSSA

Dr. Barbarossa’s provides for an annual base salary and the potential to earn cash bonuses and other bonuses in the judgment of the Company. The agreement also provides Dr. Barbarossa with other benefits that are routinely provided to the employees of the Company, including participation in our equity incentive plans and bonus plans.

If the employment of Dr. Barbarossa is terminated by the Company without Cause, except when such termination is coincident with or within an 18 month period following the occurrence of a Change in Control, after execution of a release, the Company will pay to Dr. Barbarossa up to nine times his then current monthly salary. The severance will be paid no later than 60 days after the date of termination. The Company also will pay the premiums health insurance coverage for a period of up to nine months.

If employment is terminated by the Company without Cause, or by Dr. Barbarossa with Good Reason, and such termination is coincident with or within the 18 month period following the occurrence of a Change in Control, after execution of a release, the Company will severance in an amount equal to one-half average annual base salary multiplied by the number of years of service with the Company as of the date of termination, up to four (i.e., for a maximum severance equal to two years’ of average annual base salary). Average annual base salary is annual base pay for the preceding five fiscal years (or fiscal years employed if less than five years), divided by the lesser of years of service or five years. The severance will be paid in a lump sum, no later than 60 days after the date of termination. The Company will pay the premiums for health insurance coverage for a period of up to 18 months and shall also pay, no later than 60 days after the date of termination, a lump sum cash payment of $10,000 in order to cover expenses associated with seeking another employment position.

Payments received in connection with a Change in Control can potentially trigger excise taxes under Sections 280G and 4999 of the Code. Dr. Barbarossa’s employment agreements does not provide any gross-up payments for any such excise taxes. Instead, the agreement requires payments to be scaled back

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to an amount that would not trigger the excise taxes, if such reduction would result in Dr. Barbarossa retaining a larger amount on an after-tax basis.

Dr. Barbarossa is subject to undertakings including restrictions on the assignment of inventions, confidentiality, and one-year non-solicitation and non-competition covenants, which survive the termination of employment. If he or she engages in activities that violate any of these covenants, he or she will have no right to any unpaid severance benefits.

The following tables summarize the estimated severance payments that Dr. Barbarossa would have been entitled to receive assuming that a termination of his employment occurred as of June 30, 2020.

Payments	Termination For Death or Disability or for Good Reason (No Change in Control)	Termination With Cause	Termination Without Cause or for Good Reason (No Change in Control)	Termination Without Cause or for Good Reason (After Change in Control)
Cash Severance	$—	$—	$—	$—
Health Benefits	—	—	$333,333	$1,000,000
Post-termination Benefits	—	—		10,000
Total	$—	$—	$333,333	$1,010,000

EXECUTIVE SEVERANCE PLAN

On August 16, 2019, the Board adopted the II-VI Incorporated Executive Severance Plan (the “Executive Severance Plan”). The Executive Severance Plan provides severance benefits upon a qualifying termination of employment to selected employees of the Company. By executing a Participation Agreement for the Executive Severance Plan, each participating NEO agreed that the NEO’s employment agreement was terminated. The Executive Severance Plan also contains certain non-duplication provisions such that the severance payments and benefits under the Executive Severance Plan offset or are reduced by any severance payments and benefits that otherwise would be received by a participant under the terms of any other agreement, policy, or plan maintained by the Company that provides for severance benefits. Currently, the participating NEO’s are Walter R. Bashaw II, Mary Jane Raymond and Jo Anne Schwendinger.

In the event of a termination by the Company without “cause” or by a NEO for “good reason,” the NEO will be eligible to receive the following under the Executive Severance Plan:

•

if the termination takes place outside of a Change in Control (“CIC”) Period (which is a period of 18 months beginning on a CIC), an amount equal to 12 months of his or her then-current annual base salary, payable in accordance with the Company’s regular pay schedule over the 12-month period following the qualifying termination;

•

if the termination takes place during a CIC Period, (i) a lump sum cash payment equal to the sum of (A) 24 months of his or her then-current annual base salary, plus (B) the NEO’s annual target bonus for the year in which the termination occurs, and (ii) accelerated vesting of all outstanding equity compensation awards; and

•

a lump sum cash payment by the Company equal to the cost of the NEO’s health care insurance premiums for a period of (x) 12 months in the event of a qualifying termination other than during a CIC Period or (y) 18 months in the event of a qualifying termination during a CIC Period.

Severance benefits are conditioned upon the NEO’s giving the Company a general release of claims at the time of separation.

Benefits are also conditioned upon the NEO’s compliance with certain covenants regarding confidentiality, assignment of inventions, non-competition, and non-solicitation. The Executive Severance Plan does not provide any gross-up payment for excise taxes. Instead, the plan requires payments to be scaled back to an amount that would not trigger the excise taxes, if such reduction would result in the participant retaining a larger amount on an after-tax basis

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The following tables summarize the estimated severance payments that the Company’s NEO’s would have been entitled to receive assuming that a termination of their employment occurred as of June 30, 2020, under any of the circumstances described below.

WALTER R. BASHAW II

Payments	Termination For Death or Disability or for Good Reason (No Change in Control)	Termination With Cause	Termination Without Cause or for Good Reason (No Change in Control)	Termination Without Cause or for Good Reason (After Change in Control)
Cash Severance	$—	$—	$446,000	$1,358,882
Health Benefits	—	—	$16,104	$24,156
Post-termination Benefits	—	—
Total	$—	$—	$462,104	$1,383,038

MARY JANE RAYMOND

Payments	Termination For Death or Disability or for Good Reason (No Change in Control)	Termination With Cause	Termination Without Cause or for Good Reason (No Change in Control)	Termination Without Cause or for Good Reason (After Change in Control)
Cash Severance	$—	$—	$439,000	$1,437,379
Health Benefits	—	—	$7,722	$11,583
Post-termination Benefits	—	—

Total	$—	$—	$446,722	$1,448,962

JO ANNE SCHWENDINGER

Payments	Termination For Death or Disability or for Good Reason (No Change in Control)	Termination With Cause	Termination Without Cause or for Good Reason (No Change in Control)	Termination Without Cause or for Good Reason (After Change in Control)
Cash Severance	$—	$—	$420,000	$1,160,425
Health Benefits	—	—	$14,014	$21,021
Post-termination Benefits	—	—

Total	$—	$—	$434,014	$1,181,446

CEO PAY RATIO

As required by applicable SEC rules, we are providing the following information about the relationship of the annual total compensation of our employees and the annual total compensation of Dr. Mattera, our CEO.

For fiscal year 2020, our last completed fiscal year:

•	the median of the annual total compensation of all our employees (other than our CEO) was $7,311; and
•	the annual total compensation of our CEO, as reported in the Summary Compensation Table included elsewhere in this proxy statement, was $10,512,436.

Based on this information, for fiscal year 2020 the ratio of the annual total compensation of Dr. Mattera to the median of the annual total compensation of all our employees was 1,438 to 1.

We took the following steps to identify the median of the annual total compensation of all our employees, as well as to determine the annual total compensation of our median employee and our CEO.

1.

We determined that, as of June 30, 2020, our employee population consisted of approximately 22,968 individuals, other than the CEO. This population consisted of our full-time, part-time, and temporary employees employed with us as of the determination date

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2.

To identify the “median employee” from our employee population, we used base salary, overtime, shift premiums, holidays, bonuses, paid leaves and other allowances as the “gross wages” for the identified employees as reflected in our payroll records for the period beginning July 1, 2019, and ending June 30, 2020. For gross wages, we generally used the total amount of compensation the employees were paid before any taxes, deductions, insurance premiums, and other payroll withholding. We did not use any statistical sampling techniques.

3.

For the annual total compensation of our median employee, we then identified and calculated the elements of that employee’s compensation for fiscal year 2020 in accordance with the requirements of Item 402(c)(2)(x), resulting in annual total compensation of $7,311.

4.	For the annual total compensation of our CEO, we used the amount reported in the “Total” column of our fiscal year 2020 Summary Compensation Table included in this proxy statement.

5.	For currency conversion the prevailing rates as of June 30, 2020, were utilized to reflect all gross wages in U.S. dollars.

The CEO pay ratio reported above is a reasonable estimate calculated in a manner consistent with SEC rules based on the methodologies and assumptions described above. SEC rules for identifying the median employee and determining the CEO pay ratio permit companies to employ a wide range of methodologies, estimates and assumptions. As a result, the CEO pay ratios reported by other companies, which may have employed other permitted methodologies or assumptions and which may have a significantly different work force structure from ours, are likely not comparable to our CEO pay ratio.

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NON-BINDING ADVISORY VOTE TO APPROVE THE COMPANY’S 2020 NAMED EXECUTIVE OFFICER COMPENSATION, AS DISCLOSED IN THIS PROXY STATEMENT (PROPOSAL 2)

In accordance with the requirements of Section 14A of the Securities Exchange Act of 1934, as amended, we are asking our shareholders to approve, on a non-binding, advisory basis, the compensation of our NEOs for fiscal year 2020, as disclosed in this proxy statement. This “Say on Pay” vote is not intended to address any specific item of compensation, but rather the overall compensation paid to our NEOs in fiscal year 2020, as disclosed in this proxy statement. At the Company’s 2017 Annual Meeting of Shareholders, shareholders voted to hold an annual advisory vote to approve executive compensation.

As described in the “Compensation Discussion and Analysis” section of this proxy statement, we believe that our executive compensation program is designed to support the Company’s long-term success by achieving the following objectives:

-

Continuous Improvements in Performance: Ensure that a significant portion of TDC is at risk, based on Company performance, measured by revenue, bonus operating profit, net income, and free cash flow (the measures for determining cash incentives).

-

Shareholder Returns Above Median: Maximize Company performance, including integration and synergy attainment following the Finisar acquisition, to enhance relative total shareholder return (“rTSR”), the fiscal year 2020 metric for PSUs.

-

Stable Leadership: Attract and retain a high caliber of executive talent by taking into account competitive market practices at our Comparator Group and providing equity awards with multi-year vesting conditions to encourage retention and performance.

-

Sustainable Achievement of Results: Encourage a long-term focus by our NEOs, while recognizing the importance of short-term performance, with goals that are challenging yet attainable, and discourage excessive risk taking, all through a balanced mix of annual and longer-term incentives tied to our business goals and various best-practice policies, such as our compensation clawback policy.

-	Commitment: Align executive and shareholder interests by requiring our NEOs to meet share ownership and holdings guidelines and prohibit them from hedging or pledging Company stock.

We urge shareholders to read the Compensation Discussion and Analysis, as well as the Summary Compensation Table, and the related compensation tables and narratives of this proxy statement. This information provides detailed information regarding our executive compensation philosophy, program, policies and processes, as well as the compensation paid to our NEOs. As has been our practice, the Company will continue to respond to investor questions during meetings occurring throughout the year.

The Board requests that shareholders vote to approve the following advisory resolution at the Annual Meeting:

RESOLVED, that the shareholders of II-VI Incorporated (the “Company”) approve, on an advisory basis, the compensation of the Company’s Named Executive Officers as described and disclosed in the Compensation Discussion and Analysis, the compensation tables and any related material contained in the proxy statement for the Company’s 2020 Annual Meeting of Shareholders.

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Because this vote is advisory, it will not be binding upon the Board or the Compensation Committee. However, the Compensation Committee will take the outcome of the vote into account when considering future executive compensation arrangements.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE RESOLUTION APPROVING, ON A NON-BINDING ADVISORY BASIS, THE COMPANY’S 2020 NAMED

EXECUTIVE OFFICER COMPENSATION AS DISCLOSED IN THIS PROXY STATEMENT.

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APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE 2018 OMNIBUS INCENTIVE PLAN TO ADD SHARES (PROPOSAL 3)

The Company’s current 2018 Omnibus Incentive Plan was approved by the Company’s shareholders at the 2018 Annual Meeting on November 9, 2018 (the “2018 Plan”). The 2018 Plan allows for the grant of stock options, stock appreciation rights (“SARs”), restricted shares, restricted share units (“RSUs”), deferred shares, performance shares and/or performance units. As of August 31, 2020, there were fewer than 1,520,000 shares available for future grants under the 2018 Plan.

In view of the limited number of shares remaining available under the 2018 Plan, on the recommendation of the Compensation Committee, the Board unanimously adopted, subject to approval of Company shareholders, the II-VI Incorporated Amended and Restated 2018 Omnibus Incentive Plan, a copy of which appears as Appendix B to this proxy statement (the “Amended and Restated 2018 Plan”). The shareholders are being asked to vote on this Proposal 3 to approve the Amended and Restated 2018 Plan.

The 2018 Plan as originally approved by the Company’s shareholders authorized equity compensation awards for up to 3,550,000 shares of our Common Stock, plus shares added to the reserve in connection with the expiration, forfeiture or termination of outstanding awards under the 2012 Plan and certain other prior Company plans (the “Predecessor Plans”). If the Amended and Restated 2018 Plan is approved, an additional 6,000,000 shares will be available for awards, and additional shares will be added to the reserve in connection with the expiration, forfeiture or termination of outstanding awards under the Finisar Corporation 2005 Stock Incentive Plan (As Amended and Restated Effective September 2, 2014) (the “Finisar Plan”), which was assumed by the Company in connection with the Finisar acquisition. In that case, no additional awards will be made under the Finisar Plan. If the Amended and Restated 2018 Plan is not approved, the 2018 Plan and the Finisar Plan will remain in effect but will not provide a sufficient share pool to operate our key employee and non-employee director compensation programs going forward.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF THE II-VI INCORPORATED AMENDED AND RESTATED 2018 OMNIBUS INCENTIVE PLAN TO ADD SHARES.

KEY FEATURES OF THE AMENDED AND RESTATED 2018 PLAN

The following features of the Amended and Restated 2018 Plan will protect the interests of our shareholders:

•	Limitation on terms of stock options and Stock Appreciation Rights. The maximum term of each stock option and SAR is 10 years.
•

No repricing or grant of discounted stock options or SARs. The Amended and Restated 2018 Plan does not permit the repricing of options or SARs either by amending an existing award or by substituting a new award at a lower price. The Amended and Restated 2018 Plan prohibits the granting of stock options or SARs with an exercise price less than the fair market value of the Common Stock on the grant date.

•

No single-trigger acceleration. Under the Amended and Restated 2018 Plan, we do not automatically accelerate vesting of awards in connection with a change in control on the Company. If awards are assumed or replaced in a change in control of the Company, vesting occurs only if there is a subsequent involuntary termination of employment (frequently referred to as “double-trigger” vesting).

•

Dividends. The Amended and Restated 2018 Plan prohibits dividends or dividend equivalents accruing or being paid on stock options or SARs. The Amended and Restated 2018 Plan also does not permit payment of dividends or dividend equivalents on unearned restricted shares, RSUs or PSUs, except to the extent the award actually becomes vested.

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•	Clawback. Awards granted under the Amended and Restated 2018 Plan are subject to the Company’s compensation clawback policy.
•	Director Limits. The Amended and Restated 2018 Plan contains annual limits on the amount of awards that may be granted to non-employee directors.

The following is a summary of the material features of the Amended and Restated 2018 Plan. This summary is qualified in its entirety by reference to the complete text of the Amended and Restated 2018 Plan, which is attached as Appendix B to this proxy statement. To the extent the description below differs from the text of the Amended and Restated 2018 Plan, the text of the Amended and Restated 2018 Plan will control.

Equity Compensation Plan Information (as of August 31, 2020)

As of August 31, 2020, the following were outstanding under all equity plans (the 2012 Plan, the 2018 Plan, and the Finisar Plan):

•	3,286,652 unvested RSUs;
•	515,728 unvested PSUs (assuming target performance);
•	3,664,571 options, including 2,665,874 vested options with a weighted average exercise price of $23.43 and a weighted average remaining term to expiration of 4.9 years;
•	1,516,471 shares remaining available for grant under the 2018 Plan; and
•

232,740 shares remaining available to grant to certain legacy Finisar employees under the Finisar Plan. If the Amended and Restated 2018 Plan is approved, no additional shares will be available for grant from the Finisar Plan.

Material Terms of the Amended and Restated 2018 Plan

General. The purposes of the Amended and Restated 2018 Plan are to provide selected individuals in our service or the service of our subsidiaries and selected affiliates with the opportunity to acquire a proprietary interest in our growth and performance, to generate an increased incentive to contribute to our future success and to enhance our ability and that of our subsidiaries and affiliates to attract and retain qualified individuals.

Awards. The Amended and Restated 2018 Plan provides for the grant to eligible persons of equity awards in the form of stock options, SARs, restricted shares, RSUs, deferred shares, performance shares, or performance units, in any combination, which we refer to collectively as the “awards”. As of September 15, 2020, the fair market value of a share of our Common Stock was $39.45.

Eligibility. Employees of the Company and its subsidiaries, non-employee directors and consultants may be selected by the Plan Administrator to receive awards under the Amended and Restated 2018 Plan. The benefits or amounts that may be received by or allocated to participants under the Amended and Restated 2018 Plan will be determined at the discretion of the Plan Administrator. As of June 30, 2020, the following groups would be eligible to receive awards under the Amended and Restated 2018 Plan (a) 22,969 employees, of whom six are executive officers, and (b) eight non-employee directors.

Administration. The Amended and Restated 2018 Plan is administered by the Compensation Committee or its successor (the “Plan Administrator”), provided that the Board may at any time act as the administrator of the Amended and Restated 2018 Plan. Subject to the terms of the Amended and Restated 2018 Plan and applicable law, the Plan Administrator has full power and discretionary authority to decide all matters relating to the administration and interpretation of the Amended and Restated 2018 Plan, including without limitation the authority to make determinations with respect to the persons who will be granted awards under the Amended and Restated 2018 Plan, as well as the amount, timing and conditions of such awards. The Amended and Restated 2018 Plan authorizes the Compensation Committee to delegate certain of its authority under the Amended and Restated 2018 Plan to the extent permitted by applicable law.

Share Reserve. The maximum number of shares of Common Stock as to which awards may be granted under the Amended and Restated 2018 Plan is the sum of 3,550,000 plus, upon approval of the Amended

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and Restated 2018 Plan by the Company’s shareholders, 6,000,000. In addition, the following will be added to the total share availability under the Amended and Restated 2018 Plan: (i) shares of Common Stock underlying awards made under any of the Predecessor Plans that expire, terminate, or are otherwise surrendered or forfeited after the original effective date of the 2018 Plan, and (ii) shares of Common Stock underlying awards made under the Finisar Plan that expire, terminate, or are otherwise surrendered or forfeited after the effective date of the Amended and Restated 2018 Plan. No new awards may be made under the Finisar Plan after the Amended and Restated 2018 Plan becomes effective. This reserved share amount, as amended, is subject to adjustments by the Plan Administrator as provided in the Amended and Restated 2018 Plan for stock splits, stock dividends, recapitalization and other similar transactions or events. Shares of Common Stock issued under the Amended and Restated 2018 Plan may be shares of original issuance, shares held in treasury or shares that have been reacquired by the Company. Up to 9,550,000 shares of Common Stock may be granted as “incentive stock options” as defined under Code Section 422 (“ISOs”).

Generally, the aggregate number of shares available for issuance under the Amended and Restated 2018 Plan will be reduced by one share for each share issued in settlement of any award; provided, however, that any award (or portion thereof) that is settled in cash will not be counted against, or have any effect on the Amended and Restated 2018 Plan’s share reserve. If any shares covered by an award granted under the Amended and Restated 2018 Plan are forfeited, or otherwise terminated or canceled without the delivery of shares, then those shares will not count against the share pool and will be available for future awards. Shares that are (i) delivered in payment of the exercise or price of an option, (ii) not issued upon the settlement of a SAR, (iii) repurchased by us using proceeds from option exercises, or (iv) delivered to or withheld by us to pay withholding taxes, will not become available again for issuance under the Amended and Restated 2018 Plan. The Amended and Restated 2018 Plan also permits certain substitute awards granted in assumption of or in substitution for awards of an acquired company. Substitute awards do not count against the share pool.

Limitations on Awards to Non-employee Directors. The aggregate grant date fair value of all awards granted to non-employee directors during any single calendar year (excluding awards made at the election of such non-employee director in lieu of all or a portion of annual and committee cash retainers) will not exceed $550,000 or each non-employee director other than the Chair of the Board and $850,000 for the non-employee Chair of the Board (if applicable); provided, however, that awards granted to non-employee directors upon their initial election to the Board will not count towards the limits of this paragraph. The Board may make exceptions to this limit in extraordinary circumstances to individual directors, provided the director receiving additional compensation does not participate in that decision.

Stock Options. Stock options entitle the optionee to purchase shares of Common Stock at a price equal to or greater than the fair market value per share on the date of grant. The Plan Administrator sets the exercise price and vesting and exercise conditions. However, no stock option may be exercised more than 10 years from the date of grant. Stock options may be ISOs or nonqualified stock options for U.S. tax purposes. ISOs may be granted only to employees and are subject to other restrictions under the Code.

Stock Appreciation Rights. SARs may be granted either in tandem with an option or as a stand-alone award. The appreciation distribution on any exercised tandem or stand-alone SAR may be paid in shares of our Common Stock or in cash. The Plan Administrator sets the terms of each SAR grant it makes under the 2018 Plan, including the time and method of exercise.

Restricted Shares and RSUs. An award of restricted shares involves the immediate transfer by the Company to a participant of a specific number of shares of Common Stock which are subject to forfeiture and transfer restrictions. An award of RSUs represents the right to receive in the future upon the passage of time or satisfaction of other conditions either (as the Plan Administrator determines) a specific number of shares of Common Stock or cash or other consideration equal to the fair market value of a share of Common Stock .

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Deferred Shares. An award of deferred shares represents the right to receive a specific number of shares of Common Stock at the end of a specified deferral period.

Performance Awards or PSUs. A PSU is a bookkeeping entry that records the equivalent of one share, and a performance unit is a bookkeeping entry that records a unit equivalent to $1.00. Award of the underlying security is conditioned upon the satisfaction of one or more performance criteria. To the extent earned, the performance shares or performance units will be paid to the participant at the time and in the manner determined by the Plan Administrator.

The Amended and Restated 2018 Plan provides that grants of awards may be made based upon one or more performance objectives as selected by and measured over a performance period determined by the Plan Administrator. Performance objectives may be described in terms of Company-wide objectives or objectives that are related to the performance of the individual participant or the subsidiary, division, department or function within the Company or subsidiary in which the participant is employed. Performance objectives may be measured on an absolute or relative basis. Relative performance may be measured by a group of peer companies or by a financial market index. Any performance objectives may include any one or more of the following performance criteria, either individually, alternatively or in any combination, and subject to such modifications or variations as specified by the Plan Administrator: (i) return on equity, (ii) diluted or adjusted earnings per share, (iii) total earnings, (iv) earnings growth, (v) return on capital, (vi) return on assets, (vii) earnings before interest and taxes, (viii) sales, (ix) sales growth, (x) gross margin return on investment, (xi) increase in the fair market value of the shares, (xii) share price (including, but not limited to, growth measures and total shareholder return), (xiii) operating profit (including, but not limited to, “bonus operating profit”), (xiv) net earnings, (xv) cash flow (including, but not limited to, operating cash flow and free cash flow), (xvi) cash flow return on investment (which equals net cash flow divided by total capital), (xvii) inventory turns, (xviii) financial return ratios, (xix) total return to shareholders, (xx) market share, (xxi) earnings measures/ratios, (xxii) economic value added (EVA), (xxiii) balance sheet measurements such as receivable turnover, (xxiv) internal rate of return, (xxv) increase in net present value or expense targets, (xxvi) “Employer of Choice” or similar survey results, (xxvii) customer satisfaction surveys, (xxviii) productivity, (xxix) expense reduction levels, (xxx) debt, (xxxi) debt reduction, (xxxii) the completion of acquisitions, (xxxiii) business expansion, (xxxiv) product diversification, (xxxv) new or expanded market penetration and other non-financial operating and management performance objectives. The Plan Administrator may adjust performance goals for events specified in the Amended and Restated 2018 Plan, such as unusual, infrequent or non-recurring events that occur during a performance period.

Dividends and Dividend Equivalents. Subject to the terms of the Amended and Restated 2018 Plan and any applicable award agreement, a participant may be entitled to receive dividends or dividend equivalents with respect to shares covered by an award, other than an award of stock options or SARs. Dividends or dividend equivalents may be credited as additional shares or units. However, no dividends or dividend equivalents will vest or otherwise be paid out prior to the time that the underlying award (or portion thereof) has vested and, accordingly, will be subject to cancellation and forfeiture if such award does not vest (including both time-based and performance-based awards).

Prohibition on Repricing. Except for the Company Adjustments described below, the terms of an outstanding option or SAR may not be amended by the Plan Administrator to reduce the exercise price of outstanding options or SARs, or cancel outstanding options or SARs in exchange for cash, other awards, options or SARs with an exercise price that is less than the exercise price of the original options or SARs without the approval of Company shareholders.

Change in Control. The Amended and Restated 2018 Plan defines “Change in Control” and requires consummation of the triggering transaction. Vesting of awards as the result of a change in control will depend on whether the awards are assumed, converted or replaced by the resulting entity in the transaction. Except as otherwise provided in the applicable award agreement:

•

For awards that are assumed, converted or replaced by the resulting entity, no automatic vesting will occur upon the change in control. Instead, the awards, as adjusted in connection with the transaction,

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will continue to vest in accordance with their terms. In addition, the awards will vest if the award recipient has a separation from service within two years after the change in control by us other than for “cause” or by the award recipient for “good reason” (as defined in the applicable award agreement). For performance awards, the amount vesting will be based on the greater of (a) achievement of all performance goals at the “target” level or (b) the actual level of achievement of performance goals as of our fiscal quarter end preceding the change in control.

•

For awards that are not assumed, converted or replaced, the awards will vest upon the change in control. For performance awards, the amount vesting will be based on the greater of (a) achievement of all performance goals at the “target” level or (b) the actual level of achievement of performance goals as of our fiscal quarter end preceding the change in control.

Withholding. Under the terms of the Amended and Restated 2018 Plan, we (including any affiliate) may withhold from any award granted under the Amended and Restated 2018 Plan, or any payment due or transfer made under any award or the Amended and Restated 2018 Plan, an amount (in cash, shares, securities, other awards or other property) equal to the amount of withholding taxes due as a result of such award, its exercise or any payment thereunder. The Plan Administrator may provide participants with the right to have us (including any affiliate) withhold a portion of the shares otherwise issuable to such participants in an amount equal to the aggregate fair market value of the applicable withholding taxes to which such participants become subject in connection with the exercise, vesting or settlement of their awards.

Plan Adjustments. In the event a dividend (other than a regular cash dividend), stock split, combination or exchange of shares, recapitalization or other change in the capital structure of the Company, merger, consolidation, spin-off, spin-out, split-off, split-up, reorganization, partial or complete liquidation or other distribution of assets, or other similar corporate transaction or event occurs which affects the shares of the Company such that the Plan Administrator determines that an adjustment is necessary to prevent dilution or enlargement of the benefits or potential benefits to participants intended to be made available under the Amended and Restated 2018 Plan, then the Plan Administrator has the authority to make certain equitable adjustments to the Amended and Restated 2018 Plan and awards made thereunder, including the authority to adjust: (i) the number of shares covered by outstanding awards; (ii) the prices per share applicable to options and SARs granted thereunder; (iii) the kind of shares covered by the Amended and Restated 2018 Plan (including shares of another issuer); and/or (iv) any applicable performance objectives. Moreover, in the event of any such transaction or event, the Plan Administrator may provide in substitution for any or all outstanding awards under the Amended and Restated 2018 Plan such alternative consideration as it may in good faith determine to be equitable under the circumstances and may cancel all awards in exchange for such alternative consideration. The Plan Administrator may not, however, make any adjustments to the Amended and Restated 2018 Plan which would compromise its compliance with Code Sections 422(b)(1) and/or 409A.

Amendments to the Plan. The Amended and Restated 2018 Plan may be amended from time to time by the Board; provided however, that the Board may not, without the approval of the Company’s shareholders, increase the number of shares available under the plan, increase the maximum number of shares underlying awards which may be issued to a single participant in any one calendar year or institute any amendments to the plan which would permit additional awards to be issued under the Amended and Restated 2018 Plan or otherwise affect the provisions of the plan dealing with the forfeiture of unexercised options granted under the Amended and Restated 2018 Plan (unless such amendment is deemed necessary to reflect an adjustment made in order to prevent dilution). The Board may condition any amendment on the approval of the Company’s shareholders, if such approval is necessary or deemed advisable with respect to the applicable listing or other requirements of a national securities exchange or other applicable laws, policies or regulations. The Plan Administrator may also amend or modify the plan and/or any outstanding awards issued thereunder in order to conform the provisions of the plan or such awards with Code Section 409A, regardless of whether such modification, amendment or termination of the plan will adversely affect the rights of a participant under the plan or an award agreement.

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Plan Termination. The Amended and Restated 2018 Plan will terminate on the tenth anniversary of the date that the Amended and Restated 2018 Plan is approved by shareholders or, if earlier, the date on which the Board adopts a resolution terminating the plan, and no award will be granted under the plan after that date.

Transferability. No awards granted under the Amended and Restated 2018 Plan or any rights thereto are assignable or transferable by a participant except by will or by the laws of descent and distribution. Any options or SARs issued under the Amended and Restated 2018 Plan are exercisable only during the participant’s lifetime, by the recipient only or, in the event of such person’s legal incapacity, by such person’s guardian or legal representative acting in a fiduciary capacity on behalf of such person under state law.

Deferred Payment of Awards. The Plan Administrator may permit participants to elect to defer the issuance of shares of Common Stock or the settlement of awards in cash under the Amended and Restated 2018 Plan pursuant to such rules, procedures or programs as it may establish for purposes of the Amended and Restated 2018 Plan. In the case of restricted shares, the deferral may be affected by the participant’s agreement to forego or exchange such person’s award and receive an award of deferred shares. The Plan Administrator may also provide that deferred settlements include the payment or crediting of interest on the deferral amounts, or the payment or crediting of dividend equivalents where the deferral amounts are denominated in shares of Common Stock.

Clawback. To the extent permitted by applicable law and as set forth in the applicable award agreement, the Plan Administrator may determine that an award will be subject to the requirements of (i) Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (regarding recovery of erroneously awarded compensation) and any implementing rules and regulations thereunder, (ii) similar rules under the laws of any other jurisdiction, (iii) any compensation recovery policies adopted by the Company to implement any such requirements or (iv) any other compensation recovery policies as may be adopted from time to time by the Company, all to the extent determined by the Plan Administrator to be applicable to a participant.

Summary of Federal Income Tax Consequences. The following is a general, brief summary of the principal federal income tax consequences of certain awards and transactions under the Amended and Restated 2018 Plan. The following summary is based upon an interpretation of present federal tax laws and regulations and may be inapplicable if such laws and regulations are changed. This summary is not intended to be exhaustive or constitute tax advice and does not describe state, local or foreign tax consequences, nor does it describe the consequences to any particular participant.

Nonqualified Stock Options and SARs. In general, an optionee will not recognize income at the time a nonqualified stock option is granted. At the time of exercise, the optionee will recognize ordinary income in an amount equal to the difference between the option price paid for the shares and the fair market value of the shares on the date of exercise. At the time of sale of shares acquired pursuant to the exercise of a nonqualified stock option, any appreciation (or depreciation) in the value of the shares after the date of exercise generally will be treated as capital gain (or loss). SARs are treated very similarly to nonqualified stock options for tax purposes. The holder of a SAR will not normally realize any taxable income upon the grant of the SAR. Upon the exercise of a SAR, the person exercising the SAR will realize compensation taxable as ordinary income equal to either: (i) the cash received upon the exercise; or (ii) if shares are received upon the exercise of the SAR, the fair market value of such shares as of the exercise date.

ISOs. Options issued and designated as ISOs are intended to qualify for special tax treatment under Code Section 422. Under the provisions of Code Section 422, an optionee will not be required to recognize any income for federal income tax purposes at the time of grant of an ISO, nor is the Company entitled to any deduction. The exercise of an ISO is also not a taxable event, although the difference between the option price and the fair market value of the option shares on the date of exercise is an item of tax preference for purposes of the alternative minimum tax.

The taxation of gain or loss upon the sale of shares acquired upon exercise of an ISO depends, in part, on whether the shares are held for at least two years from the date the option was granted and at least one year

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from after the date the shares were transferred to the optionee. If shares issued to an optionee upon the exercise of an ISO are not disposed of prior to satisfying the holding period requirements, then upon the sale of the shares any amount realized in excess of the option price generally will be taxed to the optionee as long-term capital gain and any loss sustained will be a long-term capital loss. If shares acquired upon the exercise of an ISO are disposed of prior to satisfying the holding period requirements described above (a “disqualifying disposition”), the optionee generally will recognize ordinary income in the year of disposition in an amount equal to any excess of the fair market value of the shares at the time of exercise (or, if less, the amount realized on the disposition of the shares) over the option price paid for the shares. Any further gain (or loss) realized by the optionee generally will be taxed as short-term or long-term capital gain (or loss) depending on the holding period. If the optionee recognizes ordinary income upon a disqualifying disposition, the Company generally will be entitled to a tax deduction in the same amount.

Subject to certain exceptions for death or disability, if an optionee exercises an ISO more than three months after termination of employment, the exercise of the option will be taxed as the exercise of a nonqualified stock option.

Restricted Shares, RSUs, Deferred Shares and Performance Awards. A participant will generally not have taxable income upon the grant of restricted shares, RSUs, deferred shares or performance awards. Instead, the participant will recognize ordinary income at the time of vesting or payout equal to the fair market value (on the vesting or payout date) of the shares or cash received (less any amount paid by the participant). For restricted shares only, a participant may instead elect to be taxed at the time of grant.

Dividend Equivalent Rights. No taxable income is recognized upon receipt of a dividend equivalent right award. The holder will recognize ordinary income in the year in which a payment pursuant to such right, whether in cash, securities or other property, is made to the holder. The amount of that income will be equal to the fair market value of the cash, securities or other property received.

Deductibility of Executive Compensation. We generally will be entitled to a deduction at the same time, and in the same amount, as a participant recognizes ordinary income, subject to certain limitations imposed under the Code, including Section 162(m). Under Section 162(m) as amended by the Tax Cuts and Jobs Act, we cannot deduct compensation paid to certain covered employees in a calendar year that exceeds $1 million.

In addition, if a change in control of the Company causes awards under the Amended and Restated 2018 Plan to accelerate vesting or is deemed to result in the attainment of performance goals, the participants could, in some cases, be considered to have received “excess parachute payments,” which could subject participants to a 20% excise tax on the excess parachute payments and could result in a disallowance of the Company’s deductions under Code Section 280G.

Section 409A. We intend that awards granted under the Amended and Restated 2018 Plan will comply with, or otherwise be exempt from, Code Section 409A (to the extent applicable), but we make no representations to that effect.

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NEW PLAN BENEFITS

The granting of awards under the Amended and Restated 2018 Plan is discretionary. As such, the Board cannot now determine the number, value or type of awards to be granted in the future for any individual or group of individuals. The equity grant program for our non-employee directors is described under the Director Compensation section in this proxy statement.

The table below shows, as to each NEO and the various groups indicated, the aggregate number of shares of Common Stock subject to options, RSUs, and PSUs under the 2018 Plan since the 2018 Plan’s inception through June 30, 2020.

Named Executive Officers	Number of Options Granted	Number of RSUs Granted	Number of PSUs Granted[1]
Vincent D. Mattera, Jr.	97,936	39,168	104,448
Walter R. Bashaw II	25,800	10,320	27,518
Mary Jane Raymond	28,468	11,388	30,368
Giovanni Barbarossa	27,080	10,833	28,884
Jo Anne Schwendinger	20,516	8,205	21,882
All Executive Officers as a group (six persons)	212,108	84,837	226,230
All non-executive Directors as a group (eight persons)	46,684	18,675	—
All Employees, excluding Executive Officers	509,029	144,704	234,056
[1]	Amount reflects maximum number of shares that could be earned in connection with the grant of FY2019 and FY2020 PSUs under the 2018 Plan for which the performance period is ongoing.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information about our Common Stock subject to our equity compensation plans that were in effect as of June 30, 2020.

As of June 30, 2020	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)		Weighted-average exercise price of outstanding options, warrants and rights (b)		Number of securities remaining available for future issuance under equity compensation plans (Excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	4,470,553	(1)	26.99	(2)	2,195,031
Equity compensation plans not approved by security holders[3]	1,902,906		—		1,049,560
Total	6,373,459		26.99		3,244,591
(1)

Represents outstanding awards pursuant to the 2012 Plan and the 2018 Plan, and includes both vested and unvested options, as well as 409,246 outstanding share-settled PSUs at target level of performance and 2,242,412 share-settled RSUs. Does not include 50,527 shares underlying the restricted stock awards.

(2)	Does not take into account outstanding share-settled PSUs or RSUs.
(3)

Represents outstanding awards pursuant to the Finisar Corporation 2005 Stock Incentive Plan. No additional shares will be granted under the Finisar Corporation 2005 Stock Incentive Plan upon approval of the Amended and Restated 2018 Omnibus Incentive Plan.

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REPORT OF THE AUDIT COMMITTEE

The following is the report of the Audit Committee with respect to the Company’s audited financial statements for the fiscal year ended June 30, 2020, included in the Company’s Annual Report on Form 10-K. The information contained in this report shall not be deemed to be “soliciting material” or to be “filed” with the SEC. Likewise, it shall not be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference in such filing.

Membership and Role of Audit Committee

Each member of the Audit Committee is an “Independent Director” as defined under Nasdaq rules. The Audit Committee operates under a written charter adopted by the Board.

Review with Management

The Audit Committee reviews each of the Company’s quarterly and annual reports, including management’s Discussion and Analysis of Financial Condition and Results of Operations. As part of this review, the Audit Committee discusses the reports with the Company’s management. It also considers the audit reports prepared by the Independent Accountants about the Company’s annual report, and related matters like the quality of the Company’s accounting principles; alternative methods of accounting under Generally Accepted Accounting Principles, and the Independent Accountant’s preferences in this regard; the Company’s critical accounting policies; and the clarity and completeness of the Company’s financial and other disclosures.

The Audit Committee reviewed management’s report on internal control over financial reporting, required under Section 404 of the Sarbanes-Oxley Act of 2002 and related rules. As part of this review, the Audit Committee reviewed the bases for management’s conclusions in that report, and the report of the Independent Accountants on internal control over financial reporting. Throughout the fiscal year ended June 30, 2019, the Audit Committee reviewed management’s plan for documenting and testing controls, the results of their documentation and testing, any deficiencies, and the remediation of the deficiencies.

Review and Discussions with Independent Accountants

The Audit Committee has discussed with EY the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (PCAOB) relating to communication with audit committees.

The Audit Committee has also received written disclosures and the letter from EY required by the applicable requirements of the PCAOB and has discussed with EY their independence from the Company.

Conclusion

Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2020.

Audit Committee

Joseph J. Corasanti, Chair

Enrico Digirolamo

Shaker Sadasivam

Howard H. Xia

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RATIFICATION OF THE AUDIT COMMITTEE’S SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (PROPOSAL 4)

EY has served as the Company’s independent registered public accountants since fiscal year 2008. For fiscal year 2020, EY rendered professional services in connection with the audit of our financial statements, including review of quarterly reports and other filings with the SEC. EY is knowledgeable about our operations and accounting practices, and well qualified to act as our independent registered public accounting firm for fiscal year 2021, and the Audit Committee has selected it as such.

The Company incurred the following fees and expenses for services performed by its Independent Registered Public Accounting Firm during fiscal years 2020 and 2019:

	2020	2019

Audit Fees(1)	$4,163,000	$2,725,000

Audit-Related Fees	15,000	—

Tax Fees	296,447	—

All Other Fees	—	—

Total Fees	$4,474,447	$2,725,000
(1)

Includes fees and expenses associated with the annual audit, including the audit of the effectiveness of the Company’s internal control over financial reporting in accordance with Section 404 of the Sarbanes-Oxley Act of 2002, and audit fees for the Company’s statutory audit requirements.

-

The Audit Committee pre-approves the retention of the Independent Accountants, and its fees for all audit and non-audit services and determines whether the provision of non-audit services is compatible with maintaining its independence.

-	A representative of EY is expected to be present at the Annual Meeting to respond to questions, and will have the opportunity to make a statement.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION

OF THE AUDIT COMMITTEE’S SELECTION OF ERNST & YOUNG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2021.

OTHER INFORMATION

The Company will pay the expense of the printing, assembling and mailing to the holders of the Company’s Common Stock the notice of meeting, this proxy statement and the accompanying form of proxy. In addition to proxy solicitation by mail, proxies may be solicited by directors, officers or employees of the Company personally, via the internet or by telephone. The Company may request the persons holding stock in their names, or in the names of their nominees, to send proxy material to, and obtain proxies from, their principals, and will reimburse such persons for their expense in so doing.

SHAREHOLDER PROPOSALS

Proposals by shareholders intended for inclusion in the Company’s proxy statement and form of proxy for the annual meeting of the Company expected to be held in November 2021 must be delivered to the Secretary of II-VI Incorporated at 375 Saxonburg Boulevard, Saxonburg, Pennsylvania 16056, by June 1, 2021. Rules under the Securities Exchange Act of 1934, as amended, describe the standards as to the submission of shareholder proposals. Additionally, the Board-appointed proxies will have discretionary

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authority to vote on any proposals by shareholders that are not intended to be included in the Company’s proxy materials for the 2020 Annual Meeting, but are intended to be presented by the shareholder from the floor, if notice of the intent to make such proposal is received by the Secretary at the above address no later than the close of business on June 1, 2021, and no earlier than the close of business on May 2, 2021 (with respect to Board nominees), and no later than the close of business on July 12, 2021, and no earlier than the close of business on June 12, 2021 (with respect to proposals for other business). Otherwise, such proposals will be considered untimely. Any such notice of intent by a shareholder must also comply with the requirements contained in the Company’s Amended and Restated Bylaws.

HOUSEHOLDING

The term “householding,” means that we will deliver only one copy of our annual report and proxy statement to shareholders of record who share the same address and last name unless we have received contrary instructions from you. This procedure reduces our printing costs and mailing costs and fees. Upon written or oral request, we will promptly deliver a separate annual report and proxy statement to any shareholder at a shared address to which a single copy of either of those documents was delivered.

If you would like to receive a separate copy of the annual report for proxy statement for this meeting or opt out of householding, or if you are a shareholder eligible for householding and would like to participate in householding, please send a request addressed to Jo Anne Schwendinger, Chief Legal and Compliance Officer and Secretary of II-VI Incorporated, 375 Saxonburg Boulevard, Saxonburg, Pennsylvania 16056 or by calling +1(724)352-4455. Many brokerage firms have instituted householding. If you hold your shares in “street name,” please contact your bank, broker or other holder of record to request information about householding.

RELATED PARTY TRANSACTIONS

Walter R. Bashaw II, our President, was Of Counsel to SGK from October 2018 to June 30, 2019. In addition, the husband of Jo Anne Schwendinger, our Chief Legal and Compliance Officer and Secretary, is a Shareholder and Director of SGK. SGK has provided legal services to the Company for over 40 years. In the fiscal year ended June 30, 2020, SGK performed legal services for the Company for which it was paid approximately $275,000 in the aggregate. Mr. Bashaw, in his capacity as Of Counsel to SGK, did not work, and Ms. Schwendinger’s husband does not work on any matters involving the Company. Neither Mr. Bashaw nor Ms. Schwendinger’s husband share or shared in any revenues, or have or had any other direct financial benefit, from the work SGK performs for the Company. We expect SGK to continue to perform legal services that we request during the fiscal year ending June 30, 2021.

OTHER MATTERS

The Company knows of no other matters to be presented for action at the meeting. However, if other matters properly come before the meeting, votes will be cast on those matters in accordance with the best judgment of the persons acting as proxies.

ANNUAL REPORT ON FORM 10-K TO THE SECURITIES AND EXCHANGE COMMISSION

A copy of the Company’s Annual Report on Form 10-K for fiscal year 2020, as filed with the SEC, is being furnished with this proxy statement. A shareholder may obtain additional copies of the Annual Report on Form 10-K without charge, and a copy of any exhibits upon payment of a reasonable charge limited to the Company’s costs of providing the exhibits, by writing to Jo Anne Schwendinger, Chief Legal and Compliance Officer and Secretary of II-VI Incorporated, 375 Saxonburg Boulevard, Saxonburg, Pennsylvania 16056, or by calling +1(724)352-4455. As noted previously, this proxy statement and the Annual Report to Shareholders have been posted on the Internet at www.proxyvote.com.

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APPENDIX A

NON-GAAP RECONCILIATION TABLES

$ Millions	Year Ended June 30, 2020

Net loss on GAAP basis	$(67.0)

Finisar results(1)	(1.6)

Share-based compensation(2)	63.1

Fair value adjustment on acquired inventory(3)	87.7

Amortization of acquired intangibles	64.2

Transaction expenses related to acquisitions(4)	44.6

Severance, restructuring and related costs(5)	27.6

Foreign currency exchange losses, net	14.4

Additional interest expense related to Finisar acquisition(1)	1.7

Impairment of investment(6)	5.0

Debt extinguishment expense(1)	3.9

Tax impact of non-GAAP measures and fair value adjustments(7)	15.1

Adjusted net income	$258.6
(1)

“Finisar results” includes the consolidated Finisar operations for the period between the acquisition date of September 24, 2019 and September 30, 2019, which includes additional interest expense and debt extinguishment expense as a result of the acquisition financing.

(2)	Total share-based compensation expense for the year ended June 30, 2020 was $63.1 million, of which $10.7 million was incurred in relation to severance related expenses as described below in note 5.
(3)	The preliminary fair value adjustment of $87.7 million represents the preliminary step up value adjustment of acquired inventory from the Finisar acquisition.
(4)	Transaction costs primarily represent acquisition and integration costs related to the Finisar acquisition.
(5)

In connection with the acquisition of Finisar, we recorded $20.6 million of compensation in the Condensed Consolidated Statement of Earnings (Loss), of which $18.1 million was associated with Finisar’s executive severance and retention agreements. Included in this amount is $10.7 million of share-based compensation. Restructuring and related costs include $6.9 million of ongoing expenses to achieve our cost synergy strategy.

(6)	Represents an impairment charge of an investment for which the carrying value was determined to be unrecoverable.
(7)	Includes the tax impact of measurement period adjustments to the fair value of long-lived and intangible assets acquired in the Finisar acquisition.

$ Millions	Year Ended June 30, 2020

Cash flow from operations	$297.3

Capital expenditures	136.9

Free cash flow	$160.4

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APPENDIX B

II-VI INCORPORATED

2018 OMNIBUS INCENTIVE PLAN

(as amended and restated effective November 9, 2020)

1. Purpose. The purposes of this II-VI Incorporated 2018 Omnibus Incentive Plan (the “Plan”) are to optimize the profitability and growth of the Company by providing certain eligible persons with annual and long-term incentives to continue in the long-term service of the Company, and to create in such persons a more direct interest in the future operations of the Company by relating incentive compensation to increases in shareholder value, so that the income of those participating in the Plan is more closely aligned with the income of the Company’s shareholders. The Plan is also designed to provide Participants with an incentive for excellence in individual performance, to promote teamwork among Participants, and to motivate, attract and retain the services of employees, consultants and directors for II-VI Incorporated and its subsidiaries and to provide such persons with incentives and rewards for superior performance. The Plan originally became effective upon approval by the Company’s shareholders at the 2018 annual meeting of shareholders. This amendment and restatement of the Plan becomes effective upon approval of the Company’s shareholders at the 2020 annual meeting of shareholders for the purposes of (i) adding shares to the Plan’s award pool and (ii) clarifying that dividends and dividend equivalents are not permitted to be paid or accrued on Options or Stock Appreciation Rights.

2. Definitions. As used in this Plan and unless otherwise specified in the applicable Award Agreement, the following terms shall be defined as set forth below:

2.1 “Award” means any Option, Stock Appreciation Right, Restricted Shares, Restricted Share Units, Deferred Shares, Performance Shares, or Performance Units granted under the Plan.

2.2 “Award Agreement” means an agreement, certificate, resolution or other form of writing or other evidence approved by the Committee which sets forth the terms and conditions of an Award, not inconsistent with the terms of the Plan. An Award Agreement may be in an electronic medium and may be limited to a notation on the Company’s books and records.

2.3 “Base Price” means the price to be used as the basis for determining the Spread upon the exercise of a Freestanding Stock Appreciation Right.

2.4 “Board” means the Board of Directors of the Company.

2.5 “Change in Control” means, and shall be deemed to occur upon: (i) consummation of a transaction in which the Company is merged or consolidated with another entity the result of which is that immediately following such transaction either (A) the persons who were the shareholders of the Company immediately prior to the transaction have less than a majority of the combined voting power for the election of directors of the Company or the entity owning or controlling the Company immediately after the transaction; or (B) the individuals who comprised the Board immediately prior to the transaction cease to be at least a majority of the members of the Board or the board of directors of the entity controlling the Company immediately after the transaction; (ii) any “person” (as that term is used in Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then-outstanding securities in a transaction or series of transactions not approved by the Board; (iii) consummation of a transaction in which all or substantially all of the Company’s assets are sold or otherwise transferred to another corporation not controlled by, or under common control with, the Company or to a partnership, firm, entity or one or more individuals not so controlled; (iv) a majority of the members of the Board consisting of persons who were not nominated for election as directors by, or

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on behalf of, the Board or with the express concurrence of the Board; or (v) any liquidation of the Company. Notwithstanding the foregoing or any provision of this Plan to the contrary, if an Award is subject to Section 409A (and not excepted therefrom) and a Change in Control is a distribution event for purposes of an Award, the foregoing definition of Change in Control shall be interpreted, administered and construed in manner necessary to ensure that the occurrence of any such event shall result in a Change in Control only if such event qualifies as a change in the ownership or effective control of a corporation, or a change in the ownership of a substantial portion of the assets of a corporation, as applicable, within the meaning of Treas. Reg. §1.409A-3(i)(5).

2.6 “Code” means the Internal Revenue Code of 1986, as amended from time to time.

2.7 “Committee” means the Compensation Committee of the Board.

2.8 “Common Stock” means the common stock, no par value, of the Company.

2.9 “Company” means II-VI Incorporated, a Pennsylvania corporation, or any successor corporation

2.10 “Consultant” means any non-Employee independent contractor or other service provider engaged by the Company or a Subsidiary.

2.11 “Deferral Period” means the period of time during which Deferred Shares are subject to deferral limitations under Section 8.

2.12 “Deferred Shares” means an Award pursuant to Section 8 of the right to receive Shares at the end of a specified Deferral Period.

2.13 “Effective Date” means the date this Plan is approved by the shareholders of the Company. The “Original Effective Date” means November 9, 2018, the date the Plan was originally approved by the Company’s shareholders. The “Restatement Effective Date” means November 9, 2020, the date this amendment and restatement of the Plan was approved by the Company’s shareholders.

2.14 “Employee” means any person, including an officer, employed by the Company or a Subsidiary.

2.15 “Fair Market Value” means the fair market value of the Shares as determined by the Committee from time to time. Unless otherwise determined by the Committee, the fair market value shall be the closing sales price for the Shares reported on a consolidated basis on the Nasdaq National Market (or, if the Shares are not trading on the Nasdaq National Market, on the principle market on which the Shares are trading) on the relevant date or, if there were no sales on such date, the closing sales price on the nearest preceding date on which sales occurred. If the Shares are not reported on the basis of closing sale price, then the average of the highest bid and lowest ask prices shall be used to determine fair market value.

2.16 “Family Member” means a person who is a spouse, former spouse, child, stepchild, grandchild, parent, stepparent, grandparent, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother, sister, brother-in-law, or sister-in-law, including adoptive relationships, of the applicable individual, any person sharing the applicable individual’s household (other than a tenant or employee), a trust in which any one or more of these persons have more than 50% of the beneficial interest, a foundation in which any one or more of these persons (or the applicable individual) control the management of assets, and any other entity in which one or more of these persons (or the applicable individual) own more than 50% of the voting interests.

2.17 “Freestanding Stock Appreciation Right” means a Stock Appreciation Right granted pursuant to Section 6 that is not granted in tandem with an Option or similar right.

2.18 “Grant Date” means the date specified by the Committee on which a grant of an Award shall become effective, which shall not be earlier than the date on which the Committee takes action with respect thereto.

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2.19 “Incentive Stock Option” means any Option that is intended to qualify as an “incentive stock option” under Code Section 422 or any successor provision.

2.20 “Nonemployee Director” means a member of the Board who is not an Employee.

2.21 “Nonqualified Stock Option” means an Option that is not intended to qualify as an Incentive Stock Option.

2.22 “Option” means any option to purchase Shares granted under Section 5.

2.23 “Optionee” means a Participant who holds an outstanding Option.

2.24 “Option Price” means the purchase price payable upon the exercise of an Option.

2.25 “Participant” means an Employee, Consultant or Nonemployee Director who is selected by the Committee to receive benefits under this Plan, provided that only Employees shall be eligible to receive grants of Incentive Stock Options.

2.26 “Performance Objectives” means the performance objectives established pursuant to this Plan for Participants who have received performance-based Awards. Performance Objectives may be described in terms of Company-wide objectives or objectives that are related to the performance of the individual Participant or the Subsidiary, division, department or function within the Company or Subsidiary in which the Participant is employed. Performance Objectives may be measured on an absolute or relative basis. Relative performance may be measured by a group of peer companies or by a financial market index. Any Performance Objectives may include any one or more of the following performance criteria, either individually, alternatively or in any combination, and subject to such modifications or variations as specified by the Committee, applied to either the Company as a whole or to a business unit or Subsidiary, either individually, alternatively or in any combination, and measured over a period of time including any portion of a year, annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years’ results or to a designated comparison group, in each case as specified by the Committee: return on equity, diluted or adjusted earnings per share, total earnings, earnings growth, return on capital, return on assets, earnings before interest and taxes, sales, sales growth, gross margin return on investment, increase in the fair market value of the Shares, share price (including, but not limited to, growth measures and total shareholder return), operating profit (including, but not limited to, “bonus operating profit”), net earnings, cash flow (including, but not limited to, operating cash flow and free cash flow), cash flow return on investment (which equals net cash flow divided by total capital), inventory turns, financial return ratios, total return to shareholders, market share, earnings measures/ratios, economic value added (EVA), balance sheet measurements such as receivable turnover, internal rate of return, increase in net present value or expense targets, “Employer of Choice” or similar survey results, customer satisfaction surveys, productivity, expense reduction levels, debt, debt reduction, the completion of acquisitions, business expansion, product diversification, new or expanded market penetration and other non-financial operating and management performance objectives. The Committee may determine that certain adjustments shall apply, in whole or in part, in such manner as determined by the Committee, to exclude the effect of any of the following events that occur during a performance period: the impairment of tangible or intangible assets; litigation or claim judgments or settlements; the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results; business combinations, reorganizations and/or restructuring programs, including, but not limited to, reductions in force and early retirement incentives; currency fluctuations; and any unusual, infrequent or non-recurring items, including, but not limited to, such items described in management’s discussion and analysis of financial condition and results of operations or the financial statements and notes thereto appearing in Company’s annual report for the applicable period. If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company, or the manner in which it conducts its business, or other events or circumstances or individual performance renders the Performance Objectives unsuitable, the Committee

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may modify such Performance Objectives or the related minimum acceptable level of achievement, in whole or in part, upward or downward, as the Committee deems appropriate and equitable; provided, however, that no such adjustment shall be authorized to the extent that such authority would be inconsistent with the Plan or any award meeting the requirements (or an applicable exception thereto) of Section 409A or other applicable statutory provision.

2.27 “Performance Period” means the period of time within which the Performance Objectives relating to a performance-based Award must be achieved.

2.28 “Performance Share” means a bookkeeping entry that records the equivalent of one Share awarded pursuant to Section 9.

2.29 “Performance Unit” means a bookkeeping entry that records a unit equivalent to $1.00 awarded pursuant to Section 9.

2.30 “Predecessor Plans” means (i) as of the Original Effective Date, the II -VI Incorporated 2005 Omnibus Incentive Plan, the II-VI Incorporated 2009 Omnibus Incentive Plan, and/or the II-VI Incorporated Second Amended and Restated 2012 Omnibus Incentive Plan, and (ii) as of the Restatement Effective Date, the Finisar Corporation 2005 Stock Incentive Plan (As Amended and Restated Effective September 2, 2014).

2.31 “Restricted Shares” means an Award of Shares that are granted under and subject to the terms, conditions and restrictions described in Section 7.

2.32 “Restricted Share Units” means an Award of the right to receive (as the Committee determines) Shares, cash or other consideration equal to the Fair Market Value of a Share for each Restricted Share Unit, granted under and subject to the terms, conditions and restrictions described in Section 7.

2.33 “Section 409A” means Section 409A of the Code, the regulations and other binding guidance promulgated thereunder, as they may now exist or may be amended from time to time, or any successor to such section.

2.34 “Separation from Service” means a Participant’s termination of service with the Company and its Subsidiaries, as determined by the Company, which determination shall be final, binding and conclusive; provided that if an Award is subject to Section 409A and is to be distributed on a Separation from Service, then the definition of Separation from Service for such purpose shall comply with the definition provided in Section 409A.

2.35 “Shares” means shares of Common Stock, as adjusted in accordance with Section 12.

2.36 “Specified Employee” means a “specified employee” under Section 409A, as determined in accordance with the procedures established by the Company.

2.37 “Spread” means, in the case of a Freestanding Stock Appreciation Right, the amount by which the Fair Market Value on the date when any such right is exercised exceeds the Base Price specified in such right or, in the case of a Tandem Stock Appreciation Right, the amount by which the Fair Market Value on the date when any such right is exercised exceeds the Option Price specified in the related Option.

2.38 “Stock Appreciation Right” means a right granted under Section 6, including a Freestanding Stock Appreciation Right or a Tandem Stock Appreciation Right.

2.39 “Subsidiary” means a corporation or other entity in which the Company has a direct or indirect ownership or other equity interest, including any such corporation or other entities which become a Subsidiary after adoption of the Plan; provided that for purposes of determining whether any person

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may be a Participant for purposes of any grant of Incentive Stock Options, “Subsidiary” means any subsidiary corporation within the meaning of the Code Section 424(f) or any successor provision thereof.

2.40 “Substitute Award” means any Award granted in assumption of or in substitution for an award for an employee or other service provider of a company or business acquired by the Company or a Subsidiary or with which the Company or a Subsidiary combines.

2.41 “Tandem Stock Appreciation Right” means a Stock Appreciation Right granted pursuant to Section 6 that is granted in tandem with an Option or any similar right granted under any other plan of the Company.

2.42 “Ten Percent Stockholder” means an individual who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Company, its parent or any of its Subsidiaries. In determining stock ownership, the attribution rules of Section 424(d) of the Code shall be applied.

3. Shares Available Under the Plan; Maximum Awards.

3.1 Reserved Shares. Subject to adjustment as provided in Section 12, the maximum number of Shares that may be delivered pursuant to Awards shall not exceed the sum of (i) 3,550,000 Shares, plus (ii) Shares with respect to any of the awards granted under a Predecessor Plan, which are outstanding as of the Original Effective Date or Restatement Effective Date, as applicable, that expire unexercised or are terminated, surrendered, or forfeited, in whole or in part, from and after the applicable Effective Date, plus (iii) effective upon approval by the Company’s shareholders at the Company’s 2020 annual meeting of shareholders, 6,000,000 Shares. Such Shares may be Shares of original issuance, Shares held in treasury, or Shares that have been reacquired by the Company.

3.2 ISO Limit. Subject to adjustment as provided in Section 12, the maximum number of Shares that may be delivered pursuant to the exercise of Incentive Stock Options shall not exceed 9,550,000 Shares.

3.3 Predecessor Plan Awards. Upon the applicable Effective Date, no additional options or other awards shall be made pursuant to a Predecessor Plan.

3.4 Share Counting Rules. To the extent that Awards expire or are terminated, surrendered, or forfeited, in whole or in part, the Shares covered thereby shall remain available under the Plan. Awards paid or settled solely in cash shall not reduce the number of Shares available for Awards. In the case of any Substitute Award, such Substitute Award shall not be counted against the number of Shares reserved under the Plan. The full number of Shares with respect to which an Option or Stock Appreciation Right is granted shall count against the aggregate number of Shares available for grant under the Plan. Accordingly, if in accordance with the Plan, a Participant pays the Option Price for an Option by either tendering previously owned Shares or having the Company withhold Shares, then such Shares surrendered to pay the Option Price shall continue to count against the aggregate number of Shares available for grant under the Plan set forth in Section 3.1. In addition, if in accordance with the Plan, a Participant satisfies any tax withholding requirement with respect to any taxable event arising as a result of the Plan by either tendering previously owned Shares or having the Company withhold Shares, then such Shares surrendered to satisfy such tax withholding requirements shall continue to count against the aggregate number of Shares available for grant under the Plan set forth in Section 3.1. Any Shares repurchased by the Company with cash proceeds from the exercise of Options shall not be added back to the pool of Shares available for grant under the Plan set forth in Section 3.1.

3.5 Maximum Calendar Year Award for Nonemployee Directors. The maximum value of Awards granted during any fiscal year to any Nonemployee Director, taken together with any cash fees paid to that Nonemployee Director during the fiscal year and the value of awards granted to the Nonemployee

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Director under any other equity compensation plan of the Company during the fiscal year, shall not exceed the following in total value (based on the Fair Market Value of the Shares underlying the Award as of the Grant Date for Awards other than Options and Stock Appreciation Rights, and based on the Grant Date fair value for accounting purposes for Options and Stock Appreciation Rights): (1) $550,000 for each Nonemployee Director other than the Chair of the Board (if applicable), and (2) $850,000 for the non-employee Chair of the Board (if applicable); provided, however, that awards granted to Nonemployee Directors upon their initial election to the Board shall not count towards the limits in this paragraph. The Board may make exceptions to the limits in this paragraph in extraordinary circumstances for individual Nonemployee Directors; provided that the Nonemployee Director receiving such additional compensation may not participate in the decision to award such compensation.

4. Plan Administration.

4.1 Authority of Committee. This Plan shall be administered by the Committee, provided that the full Board may at any time act as the Committee. Subject to the terms of the Plan and applicable law, and in addition to other express powers and authorizations conferred on the Committee by the Plan, the Committee shall have full power and discretionary authority to decide all matters relating to the administration and interpretation of the Plan, provided, however, that ministerial responsibilities of the Plan (e.g., management of day-to-day matters) may be delegated to the Company’s officers, as set forth in Section 4.2 below. The Committee’s powers include, without limitation, the authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to a Participant; (iii) determine the number of Shares, or the relative value, to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with, Awards; (iv) determine the terms and conditions of any Award; (v) determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, Shares, other securities, other Awards or other property, or canceled, forfeited, or suspended and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended; (vi) determine whether, to what extent, and under what circumstances cash, Shares, other securities, other Awards, other property, and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the holder thereof or of the Board; (vii) interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan; (viii) establish, amend, suspend, or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; (ix) advance the lapse of any waiting period, accelerate any exercise date, waive or modify any restriction applicable to Awards (except those restrictions imposed by law); (x) correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Award Agreement in the manner and to the extent it shall deem expedient to carry the Plan into effect; and (xi) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan. All decisions and determinations of the Committee shall be final, conclusive and binding on the Company, the Participant and any and all interested parties. Except to the extent prohibited by applicable law or regulation, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may revoke any such allocation at any time.

4.2 Committee Delegation. Except to the extent prohibited by applicable law or regulation, the Committee may delegate all or any portion of its responsibilities and powers to any person or persons selected by it, and may revoke such delegation at any time. The Committee may, with respect to Participants who are not directors or executive officers subject to filing requirements of Section 16 of the Exchange Act, delegate to one or more officers of the Company the authority to grant Awards to Participants, provided that the Committee shall have fixed the total number of Shares subject to such Awards. No officer to whom administrative authority has been delegated pursuant to this provision may waive or modify any restriction applicable to an award to such officer under the Plan or further delegate such officer’s authority under the Plan.

4.3 Clawbacks. To the extent permitted by applicable law and as set forth in the applicable Award Agreement, the Committee may determine that an Award shall be subject to the requirements of

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(i) Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (regarding recovery of erroneously awarded compensation) and any implementing rules and regulations thereunder, (ii) similar rules under the laws of any other jurisdiction, (iii) any compensation recovery policies adopted by the Company to implement any such requirements or (iv) any other compensation recovery policies as may be adopted from time to time by the Company, all to the extent determined by the Committee to be applicable to a Participant.

4.4 No Liability. No member of the Committee shall be liable to any person for any such action taken or determination made in good faith.

5. Options. The Committee may from time to time authorize grants to Participants of options to purchase Shares upon such terms and conditions as the Committee may determine in accordance with the following provisions:

5.1 Number of Shares. Each grant shall specify the number of Shares to which it pertains.

5.2 Option Price. Each grant shall specify an Option Price per Share, which shall be equal to or greater than the Fair Market Value per Share on the Grant Date; provided, however, that in the event that a Participant is a Ten Percent Stockholder as of the Grant Date, the Option Price of an Option granted to such Participant that is intended to be an Incentive Stock Option shall be not less than 110% of the Fair Market Value of a Share on the Grant Date.

5.3 Consideration. Each grant shall specify the form of consideration to be paid in satisfaction of the Option Price and the manner of payment of such consideration, which may include (i) cash in the form of currency or check or other cash equivalent acceptable to the Company, (ii) nonforfeitable, unrestricted Shares owned by the Optionee which have a value at the time of exercise that is equal to the Option Price, (iii) any other legal consideration that the Committee may deem appropriate, including without limitation any form of consideration authorized under Section 5.4, on such basis as the Committee may determine in accordance with this Plan, or (iv) any combination of the foregoing.

5.4 Cashless Exercise. To the extent permitted by applicable law, any grant may provide for the deferred payment of the Option Price from the proceeds of the sale through a bank or broker on the date of exercise of some or all of the Shares to which the exercise relates.

5.5 Performance-Based Options. Any grant of an Option may specify Performance Objectives that must be achieved as a condition to the exercise of the Option. Each grant of an Option may specify in respect of the specified Performance Objectives a minimum acceptable level of achievement below which no portion of the Option will be exercisable and may set forth a formula for determining the portion of the Option to be exercisable if performance is at or above such minimum acceptable level but falls short of the maximum achievement of the specified Performance Objectives.

5.6 Vesting. Each Option grant may specify a period of continuous employment of the Optionee by the Company or any Subsidiary (or, in the case of a Nonemployee Director, service on the Board) that is necessary before the Options or portions thereof shall become exercisable.

5.7 ISO Dollar Limitation. Options granted under this Plan may be Incentive Stock Options, Nonqualified Stock Options or a combination of the foregoing, provided that only Nonqualified Stock Options may be granted to Nonemployee Directors. Each grant shall specify whether (or the extent to which) the Option is an Incentive Stock Option or a Nonqualified Stock Option. Notwithstanding any such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by an Optionee during any calendar year (under all plans of the Company) exceeds $100,000 or such other amount limitation as may be provided in the Code, such Options shall be treated as Nonqualified Stock Options. The terms of any Incentive Stock Option granted under this Plan shall comply in all respects with the provisions of Code Section 422, or any successor provision thereto, and any regulations promulgated thereunder.

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5.8 Exercise Period. Each Option shall be exercisable at such times and subject to such terms and conditions as the Committee may, in its sole discretion, specify in the applicable Award Agreement or thereafter. No Option granted under this Plan may be exercised more than ten years from the Grant Date; provided, however, that in the event that the Participant is a Ten Percent Stockholder, an Option granted to such Participant that is intended to be an Incentive Stock Option at the Grant Date shall not be exercisable after the expiration of five years from its Grant Date.

5.9 Award Agreement. Each grant shall be evidenced by an Award Agreement containing such terms and provisions as the Committee may determine consistent with this Plan.

5.10 No Dividends or Dividend Equivalents. Options shall not accrue or pay dividends or dividend equivalents with respect to the Shares underlying the Option. A Participant shall not have the rights of a shareholder as to the Shares underlying an Option unless and until the Option has been duly exercised and Shares have been issued.

6. Stock Appreciation Rights. The Committee may also authorize grants to Participants of Stock Appreciation Rights. A Stock Appreciation Right is the right of the Participant to receive from the Company an amount, which shall be determined by the Committee and shall be expressed as a percentage (not exceeding 100 percent) of the Spread at the time of the exercise of such right. Any grant of Stock Appreciation Rights under this Plan shall be upon such terms and conditions as the Committee may determine in accordance with the following provisions:

6.1 Payment in Cash or Shares. Any grant may specify that the amount payable upon the exercise of a Stock Appreciation Right may be paid by the Company in cash, Shares or any combination thereof and may (i) either grant to the Participant, or reserve to the Committee, the right to elect among those alternatives, or (ii) preclude the right of the Participant to receive, and the Company to issue, Shares or other equity securities in lieu of cash.

6.2 Maximum SAR Payment. Any grant may specify that the amount payable upon the exercise of a Stock Appreciation Right shall not exceed a maximum amount specified by the Committee on the Grant Date.

6.3 Exercise Period. Any grant may specify (i) a waiting period or periods before Stock Appreciation Rights shall become exercisable and (ii) permissible dates or periods on or during which Stock Appreciation Rights shall be exercisable.

6.4 Performance-Based Stock Appreciation Rights. Any grant of a Stock Appreciation Right may specify Performance Objectives that must be achieved as a condition to the exercise of the Stock Appreciation Right. Each grant of a Stock Appreciation Right may specify in respect of the specified Performance Objectives a minimum acceptable level of achievement below which no portion of the Stock Appreciation Right will be exercisable and may set forth a formula for determining the portion of the Stock Appreciation Right to be exercisable if performance is at or above such minimum acceptable level but falls short of the maximum achievement of the specified Performance Objectives.

6.5 Award Agreement. Each grant shall be evidenced by an Award Agreement which shall describe the subject Stock Appreciation Rights, identify any related Options, state that the Stock Appreciation Rights are subject to all of the terms and conditions of this Plan and contain such other terms and provisions as the Committee may determine consistent with this Plan.

6.6 Tandem Stock Appreciation Rights. Each grant of a Tandem Stock Appreciation Right shall provide that such Tandem Stock Appreciation Right may be exercised only (i) at a time when the related Option (or any similar right granted under any other plan of the Company) is also exercisable and the Spread is positive; and (ii) by surrender of all or a portion of the related Option (or such other right) for cancellation in an amount equal to the portion of the Tandem Stock Appreciation Right so exercised.

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6.7 Exercise Period. No Stock Appreciation Right granted under this Plan may be exercised more than ten years from the Grant Date.

6.8 Freestanding Stock Appreciation Rights. Regarding Freestanding Stock Appreciation Rights only:

(i) Each grant shall specify in respect of each Freestanding Stock Appreciation Right a Base Price per Share, which shall be equal to or greater than the Fair Market Value on the Grant Date;

(ii) Successive grants may be made to the same Participant regardless of whether any Freestanding Stock Appreciation Rights previously granted to such Participant remain unexercised; and

(iii) Each grant shall specify the period or periods of continuous employment or service of the Participant by the Company or any Subsidiary that are necessary before the Freestanding Stock Appreciation Rights or installments thereof shall become exercisable.

6.9 No Dividends or Dividend Equivalents. Stock Appreciation Rights shall not accrue or pay dividends or dividend equivalents with respect to the Shares underlying the Award. A Participant shall not have the rights of a shareholder as to the Shares underlying a Stock Appreciation Right unless and until the Stock Appreciation Right has been duly exercised and Shares have been issued.

7. Restricted Shares and Restricted Share Units. The Committee may also authorize grants to Participants of Restricted Shares and Restricted Share Units upon such terms and conditions as the Committee may determine in accordance with the following provisions:

7.1 Number of Shares. Each grant shall specify the number of Shares to be issued to a Participant pursuant to the Award of Restricted Shares or Restricted Shares Units.

7.2 Consideration. Each grant may be made without additional consideration from the Participant or in consideration of a payment by the Participant that is less than the Fair Market Value on the Grant Date.

7.3 Forfeiture/Transfer Restrictions. Each grant of Restricted Shares and Restricted Share Units shall specify the duration of the period during which, and the conditions under which, the Restricted Shares or Restricted Share Units may be forfeited to the Company, and the other terms and conditions of such Awards. Restricted Shares and Restricted Share Units may not be sold, assigned, transferred, pledged or otherwise encumbered, except, in the case of Restricted Shares, as provided in the Plan or the applicable Award Agreements.

7.4 Rights/Dividends and Dividend Equivalents. Each grant of Restricted Shares shall constitute an immediate transfer of the ownership of Shares to the Participant in consideration of the performance of services, subject to terms and conditions described in this Section 7 and in the Award Agreement evidencing such Award and shall entitle the Participant to dividend, voting and other ownership rights. Each grant of Restricted Share Units shall constitute a right to receive Shares, cash or other consideration equal to the Fair Market Value of a Share for each Restricted Share Unit granted, subject to the terms and conditions described in this Section 7 and in the Award Agreement evidencing such Award. The Committee may grant dividend equivalent rights to Participants in connection with Awards of Restricted Share Units. The Committee may specify whether such dividend or dividend equivalents shall be paid or distributed when accrued, deferred (with or without interest), or reinvested, or deemed to have been reinvested, in additional Shares; provided, however, that notwithstanding any provision in the Plan to the contrary, in no event shall dividends or dividend equivalents vest or otherwise be paid out prior to the time that the underlying Award (or portion thereof) has vested and, accordingly, will be subject to cancellation and forfeiture if such Award does not vest (including for both time-based and performance-based Awards).

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7.5 Stock Certificate. At the discretion of the Committee, the Company need not issue stock certificates representing Restricted Shares and such Restricted Shares may be evidenced in book entry form on the books and records of the Company’s transfer agent. If certificates are issued for Restricted Shares, unless otherwise directed by the Committee, all certificates representing Restricted Shares, together with a stock power that shall be endorsed in blank by the Participant with respect to such Shares, shall be held in custody by the Company until all restrictions thereon have lapsed.

7.6 Performance-Based Restricted Shares or Restricted Share Units. Any grant or the vesting thereof may be further conditioned upon the attainment of Performance Objectives established by the Committee in accordance with the applicable provisions of Section 9 regarding Performance Shares and Performance Units.

7.7 Award Agreements. Each Award of Restricted Shares or Restricted Share Units shall be evidenced by an Award Agreement containing such terms, and provisions as the Committee may determine consistent with this Plan.

8. Deferred Shares. To the extent consistent with the provisions of Section 18 of this Plan, the Committee may authorize grants of Deferred Shares to Participants upon such terms and conditions as the Committee may determine in accordance with the following provisions:

8.1 Deferred Compensation. Each grant shall constitute the agreement by the Company to issue or transfer Shares to the Participant in the future in consideration of the performance of services, subject to the fulfillment during the Deferral Period of such conditions as the Committee may specify.

8.2 Consideration. Each grant may be made without the payment of additional consideration from the Participant or in consideration of a payment by the Participant that is less than the Fair Market Value on the Grant Date.

8.3 Deferral Period. Each grant shall provide that the Deferred Shares covered thereby shall be subject to a Deferral Period, which shall be fixed by the Committee on the Grant Date, and any grant or sale may provide for the earlier termination of such period in the event of a Change in Control of the Company or other similar transaction or event.

8.4 Dividend Equivalents and Other Ownership Rights. During the Deferral Period, the Participant shall not have any right to transfer any rights under the Award, shall not have any rights of ownership in the Deferred Shares and shall not have any right to vote such Deferred Shares, but the Committee may on or after the Grant Date authorize the payment of dividend equivalents on such Deferred Shares in cash (with or without interest) or additional Shares on a current, deferred or contingent basis; provided, however, that notwithstanding any provision in the Plan to the contrary, in no event shall such dividend equivalents vest or otherwise be paid out prior to the time that the underlying Award (or portion thereof) has vested and, accordingly, will be subject to cancellation and forfeiture if such Award does not vest (including for both time-based and performance-based Awards).

8.5 Performance Objectives. Any grant or the vesting thereof may be further conditioned upon the attainment of Performance Objectives established by the Committee in accordance with the applicable provisions of Section 9 regarding Performance Shares and Performance Units.

8.6 Award Agreement. Each grant shall be evidenced by an Award Agreement containing such terms and provisions as the Committee may determine consistent with this Plan.

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9. Performance Shares and Performance Units. The Committee may also authorize grants of Performance Shares and Performance Units, which shall become payable to the Participant only upon the achievement of specified Performance Objectives, upon such terms and conditions as the Committee may determine in accordance with the following provisions:

9.1 Number of Performance Shares or Units. Each grant shall specify the number of Performance Shares or Performance Units to which it pertains, which may be subject to adjustment to reflect changes in compensation or other factors.

9.2 Performance Period. The Performance Period with respect to each Performance Share or Performance Unit shall be as set forth in the Award Agreement and may be subject to earlier termination in the event of a Change in Control of the Company or other similar transaction or event.

9.3 Performance Objectives. Each grant shall specify the Performance Objectives that must be achieved by the Participant or the Company, as applicable, in order for the Award to be earned.

9.4 Threshold Performance Objectives. Each grant may specify in respect of the specified Performance Objectives a minimum acceptable level of achievement below which no payment will be made and may set forth a formula for determining the amount of any payment to be made if performance is at or above such minimum acceptable level but falls short of the maximum achievement of the specified Performance Objectives.

9.5 Payment of Performance Shares and Units. Each grant shall specify the time and manner of payment of Performance Shares or Performance Units that shall have been earned, and any grant may specify that any such amount may be paid by the Company in cash, Shares or any combination thereof and may either grant to the Participant or reserve to the Committee the right to elect among those alternatives.

9.6 Maximum Payment. Any grant of Performance Shares or Performance Units may specify that the amount payable, or the number of Shares issued, with respect thereto may not exceed a maximum specified by the Committee on the Grant Date.

9.7 Dividend Equivalents. The Committee may grant dividend equivalent rights to Participants in connection with Awards of Performance Shares. The Committee may specify whether such dividend equivalents shall be paid or distributed when accrued, deferred (with or without interest), or deemed to have been reinvested in additional Shares; provided, however, that notwithstanding any provision in the Plan to the contrary, in no event shall such dividend equivalents vest or otherwise be paid out prior to the time that the underlying Award (or portion thereof) has vested and, accordingly, will be subject to cancellation and forfeiture if such Award does not vest (including for both time-based and performance-based Awards).

9.8 Award Agreement. Each grant shall be evidenced by an Award Agreement which shall state that the Performance Shares or Performance Units are subject to all of the terms and conditions of this Plan and such other terms and provisions as the Committee may determine consistent with this Plan.

10. Change in Control. Upon a Change in Control and except as may otherwise be provided in the applicable Award Agreement, either of the following provisions shall apply, depending on whether, and the extent to which, Awards are assumed, converted or replaced by the resulting entity in the Change in Control:

10.1 Awards Assumed, Converted or Replaced. To the extent any Awards are assumed, converted or replaced by the resulting entity in the Change in Control, if, within two years after the date of the Change in Control, a Participant has a Separation from Service either (1) by the Company other than for “cause” or (2) by the Participant for “good reason” (each as defined in the applicable Award Agreement), then such outstanding Awards that may be exercised shall become fully exercisable, all restrictions with

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respect to such outstanding Awards, other than for Performance Shares and Performance Units, shall lapse and become vested and non-forfeitable, and for any outstanding Performance Shares and Performance Units, the target payout opportunities attainable under such Awards shall be deemed to have been fully earned as of the Separation from Service based upon the greater of: (A) an assumed achievement of all relevant performance goals at the “target” level, or (B) the actual level of achievement of all relevant performance goals against target as of the Company’s fiscal quarter end preceding the Change in Control and the Award.

10.2 Awards Not Assumed, Converted or Replaced. To the extent such Awards are not assumed, converted or replaced by the resulting entity in the Change in Control, then upon the Change in Control such outstanding Awards that may be exercised shall become fully exercisable, all restrictions with respect to such outstanding Awards, other than for Performance and or Performance Units, shall lapse and become vested and non-forfeitable, and for any outstanding Performance Shares and Performance Units, the target payout opportunities attainable under such Awards shall be deemed to have been fully earned as of the Change in Control based upon the greater of: (A) an assumed achievement of all relevant performance goals at the “target” level, or (B) the actual level of achievement of all relevant performance goals against target as of the Company’s fiscal quarter end preceding the Change in Control.

11. Transferability.

11.1 Transfer Restrictions. Except as provided in Section 11.2, no Award granted under this Plan shall be transferable by a Participant other than by will or the laws of descent and distribution, and Options and Stock Appreciation Rights shall be exercisable during a Participant’s lifetime only by the Participant or, in the event of the Participant’s legal incapacity, by his guardian or legal representative acting in a fiduciary capacity on behalf of the Participant under state law. Any attempt to transfer an Award in violation of this Plan shall render such Award null and void.

11.2 Limited Transfer Rights. The Committee may expressly provide in an Award Agreement (or an amendment to an Award Agreement) that a Participant may transfer such Award (other than an Incentive Stock Option), in whole or in part, to a Family Member. Subsequent transfers of Awards shall be prohibited except in accordance with this Section 11.2. All terms and conditions of the Award, including provisions relating to the termination of the Participant’s employment or service with the Company or a Subsidiary, shall continue to apply following a transfer made in accordance with this Section 11.2.

11.3 Restrictions on Transfer. Any Award made under this Plan may provide that all or any part of the Shares that are to be issued or transferred by the Company upon the exercise of Options or Stock Appreciation Rights, upon the termination of the Deferral Period applicable to Deferred Shares or upon payment under any grant of Performance Shares or Performance Units, or are no longer subject to the substantial risk of forfeiture and restrictions on transfer referred to in Section 7, shall be subject to further restrictions upon transfer.

12. Adjustments. In the event (a) a stock dividend, stock split, combination or exchange of Shares, recapitalization or other change in the capital structure of the Company, (b) any merger, consolidation, spin-off, spin-out, split-off, split-up, reorganization, partial or complete liquidation or other distribution of assets (other than a normal cash dividend), issuance of rights or warrants to purchase securities or (c) any other corporate transaction or event having an effect similar to any of the foregoing affects the Common Stock such that an adjustment is necessary in order to prevent dilution or enlargement of the benefits or potential benefits to Participants intended to be made available under the Plan, then the Committee shall, in an equitable manner, make or provide for such adjustments in the (w) number of Shares covered by outstanding Awards granted hereunder, (x) prices per share applicable to Options and Stock Appreciation Rights granted hereunder, (y) kind of shares covered thereby (including shares of another issuer) and/or (z) any Performance Objectives applicable to the Awards, as the Committee in its sole discretion shall

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determine in good faith to be equitably required in order to prevent such dilution or enlargement of the benefits or intended benefits to Participants. Moreover, in the event of any such transaction or event, the Committee may provide in substitution for any or all outstanding Awards under this Plan such alternative consideration as it may in good faith determine to be equitable under the circumstances and may cancel all Awards in exchange for such alternative consideration. If, in connection with any such transaction or event in which the Company does not survive, the amount payable pursuant to any Award, based on consideration per Share to be paid in connection with such transaction or event and the Base Price, Option Price, Spread or otherwise of the Award, is not a positive amount, the Committee may provide for cancellation of such Award without any payment to the holder thereof. The Committee may also make or provide for such adjustments in each of the limitations specified in Section 3 as the Committee in its sole discretion may in good faith determine to be appropriate in order to reflect any transaction or event described in this Section 12. The Committee will not, in any case, make any of the following adjustments: (A) with respect to Awards of Incentive Stock Options, no such adjustment shall be authorized to the extent that such authority would cause the Plan to violate Section 422(b)(1) of the Code, as from time to time amended, and (B) with respect to any Award subject to Section 409A, no such adjustment shall be authorized to the extent that such authority would cause the Plan to fail to comply with Section 409A (or an exception thereto).

13. Fractional Shares. The Company shall not be required to issue any fractional Shares pursuant to this Plan. The Committee may provide for the elimination of fractions or for the settlement thereof in cash.

14. Withholding Taxes. A Participant may be required to pay to the Company, a Subsidiary or any affiliate, and the Company, Subsidiary or any affiliate shall have the right and is hereby authorized to withhold from any Award, from any payment due or transfer made under any Award or under the Plan or from any compensation or other amount owing to a Participant an amount (in cash, Shares, other securities, other Awards or other property) sufficient to cover any federal, state, local or foreign income taxes or such other applicable taxes required by law in respect of an Award, its exercise, or any payment or transfer under an Award or under the Plan and to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes. The Company may, in its discretion, permit a Participant (or any beneficiary or other Person entitled to act) to elect to pay a portion or all of the amount such taxes in such manner as the Committee shall deem to be appropriate, including, but not limited to, authorizing the Company to withhold, or agreeing to surrender to the Company, Shares owned by such Participant or a portion of such forms of payment that would otherwise be distributed pursuant to an Award in an amount not to exceed the amount of applicable taxes based on not more than the maximum statutory rates (or on such other basis that would not trigger adverse accounting treatment under applicable accounting policies).

15. Certain Terminations of Employment, Hardship and Approved Leaves of Absence. Notwithstanding any other provision of this Plan to the contrary, in the event of termination of employment or service by reason of death, disability, normal retirement, early retirement with the consent of the Company or leave of absence approved by the Company, or in the event of hardship or other special circumstances, of a Participant who holds an Option or Stock Appreciation Right that is not immediately and fully exercisable, any Restricted Shares or Restricted Share Units as to which the substantial risk of forfeiture or the prohibition or restriction on transfer has not lapsed, any Deferred Shares as to which the Deferral Period is not complete, any Performance Shares or Performance Units that have not been fully earned, or any Shares that are subject to any transfer restriction pursuant to Section 11.3, the Committee may in its sole discretion take any action that it deems to be equitable under the circumstances or in the best interests of the Company, including, without limitation, waiving or modifying any limitation or requirement with respect to any Award under this Plan.

16. Foreign Participants. In order to facilitate the making of any grant or combination of grants under this Plan, the Committee may provide for such special terms for Awards to Participants who are foreign nationals, or who are employed by or perform services for the Company or any Subsidiary outside of the United States of America, as the Committee may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the Committee may approve such supplements to,

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or amendments, restatements or alternative versions of, this Plan as it may consider necessary or appropriate for such purposes without thereby affecting the terms of this Plan as in effect for any other purpose, provided that no such supplements, amendments, restatements or alternative versions shall include any provisions that are inconsistent with the terms of this Plan, as then in effect, unless this Plan could have been amended to eliminate such inconsistency without further approval by the shareholders of the Company.

17. Amendments and Other Matters.

17.1 Plan Amendments. This Plan may be amended from time to time by the Board, but no such amendment shall increase any of the limitations specified in Section 3, other than to reflect an adjustment made in accordance with Section 12, without the further approval of the shareholders of the Company. The Board may condition any amendment on the approval of the shareholders of the Company if such approval is necessary or deemed advisable with respect to the applicable listing or other requirements of a national securities exchange or other applicable laws, policies or regulations. Notwithstanding anything to the contrary contained herein, the Committee may also make any amendments or modifications to this Plan and/or outstanding Awards in order to conform the provisions of the Plan or such Awards with Code Section 409A regardless of whether such modification, amendment, or termination of the Plan shall adversely affect the rights of a Participant under the Plan or an Award Agreement.

17.2 Award Deferrals. The Committee may permit Participants to elect to defer the issuance of Shares or the settlement or payment of Awards in cash under the Plan pursuant to such rules, procedures or programs as it may establish for purposes of this Plan. In the case of an award of Restricted Shares, the deferral may be effected by the Participant’s agreement to forego or exchange his or her award of Restricted Shares and receive an award of Deferred Shares. The Committee also may provide that deferred settlements include the payment or crediting of interest on the deferral amounts, or the payment or crediting of dividend equivalents where the deferral amounts are denominated in Shares.

17.3 Conditional Awards. The Committee may condition the grant of any Award or combination of Awards under the Plan on the surrender or deferral by the Participant of his or her right to receive a cash award or other compensation otherwise payable by the Company or any Subsidiary to the Participant.

17.4 Repricing Prohibited. Except in connection with a corporate transaction involving the Company as provided for in Section 12, the terms of an outstanding Option or Stock Appreciation Right may not be amended by the Committee to reduce the exercise price of outstanding Options or Stock Appreciation Rights, or cancel outstanding Options or Stock Appreciation Rights in exchange for cash, other Awards, Options or Stock Appreciation Rights with an exercise price that is less than the exercise price of the original Options or Stock Appreciation Rights without the approval of the shareholders of the Company.

17.5 No Employment Right. This Plan shall not confer upon any Participant any right with respect to continuance of employment or other service with the Company or any Subsidiary and shall not interfere in any way with any right that the Company or any Subsidiary would otherwise have to terminate any Participant’s employment or other service at any time.

18. Section 409A. Notwithstanding any provision of the Plan or an Award Agreement to the contrary, if any Award or benefit provided under this Plan is subject to the provisions of Section 409A, the provisions of the Plan and any applicable Award Agreement shall be administered, interpreted and construed in a manner necessary to comply with Section 409A or an exception thereto (or disregarded to the extent such provision cannot be so administered, interpreted or construed). The following provisions shall apply, as applicable:

18.1 If a Participant is a Specified Employee and a payment subject to Section 409A (and not excepted therefrom) to the Participant is due upon Separation from Service, such payment shall be delayed for a

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period of six (6) months after the date the Participant Separates from Service (or, if earlier, the death of the Participant). Any payment that would otherwise have been due or owing during such six-month period will be paid immediately following the end of the six-month period in the month following the month containing the six-month anniversary of the date of termination unless another compliant date is specified in the applicable agreement.

18.2 For purposes of Section 409A, and to the extent applicable to any Award or benefit under the Plan, it is intended that distribution events qualify as permissible distribution events for purposes of Section 409A and shall be interpreted and construed accordingly. With respect to payments subject to Section 409A, the Company reserves the right to accelerate and/or defer any payment to the extent permitted and consistent with Section 409A. Whether a Participant has Separated from Service or employment will be determined based on all of the facts and circumstances and, to the extent applicable to any Award or benefit, in accordance with the guidance issued under Section 409A. For this purpose, a Participant will be presumed to have experienced a Separation from Service when the level of bona fide services performed permanently decreases to a level less than twenty percent (20%) of the average level of bona fide services performed during the immediately preceding thirty-six (36) month period or such other applicable period as provided by Section 409A.

18.3 The Committee, in its discretion, may specify the conditions under which the payment of all or any portion of any Award may be deferred until a later date. Deferrals shall be for such periods or until the occurrence of such events, and upon such terms and conditions, as the Committee shall determine in its discretion, in accordance with the provisions of Section 409A, the regulations and other binding guidance promulgated thereunder; provided, however, that no deferral shall be permitted with respect to Options, Stock Appreciation Rights and other stock rights subject to Section 409A. An election shall be made by filing an election with the Company (on a form provided by the Company) on or prior to December 31st of the calendar year immediately preceding the beginning of the calendar year (or other applicable service period) to which such election relates (or at such other date as may be specified by the Committee to the extent consistent with Section 409A) and shall be irrevocable for such applicable calendar year (or other applicable service period). To the extent authorized, a Participant who first becomes eligible to participate in the Plan may file an election (“Initial Election”) at any time prior to the 30-day period following the date on which the Participant initially becomes eligible to participate in the Plan (or at such other date as may be specified by the Committee to the extent consistent with Section 409A). Any such Initial Election shall only apply to compensation earned and payable for services rendered after the effective date of the Election.

18.4 The grant of non-qualified Options, Stock Appreciation Rights and other stock rights subject to Section 409A shall be granted under terms and conditions consistent with Treas. Reg. § 1.409A-1(b)(5) such that any such Award does not constitute a deferral of compensation under Section 409A. Accordingly, any such Award may be granted to Employees and Directors of the Company and its subsidiaries and affiliates in which the Company has a controlling interest. In determining whether the Company has a controlling interest, the rules of Treas. Reg. § 1.414(c)-2(b)(2)(i) shall apply; provided that the language “at least 50 percent” shall be used instead of “at least 80 percent” in each place it appears; provided, further, where legitimate business reasons exist (within the meaning of Treas. Reg. § 1.409A-1(b)(5)(iii)(E)(i)), the language “at least 20 percent” shall be used instead of “at least 80 percent” in each place it appears. The rules of Treas. Reg. §§ 1.414(c)-3 and 1.414(c)-4 shall apply for purposes of determining ownership interests.

18.5 In no event shall any member of the Board, the Committee or the Company (or its employees, officers or directors) have any liability to any Participant (or any other Person) due to the failure of an Award to satisfy the requirements of Section 409A.

19. Effective Date. This amendment and restatement of the Plan shall become effective upon its approval by the shareholders of the Company on the Restatement Effective Date. If the amendment and restatement of the Plan is not approved by the Company’s shareholders, the Plan as in effect upon the Original Effective Date shall remain in effect in accordance with its terms.

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20. Requirements of Law.

20.1 General. The Company shall not be required to sell or issue any Shares under any Award if the sale or issuance of such Shares would constitute a violation by the Participant, any other individual, or the Company of any law or regulation of any governmental authority, including any federal or state securities laws or regulations. If at any time the Company determines that the listing, registration, or qualification of any Shares subject to an Award upon any securities exchange or under any governmental regulatory body is necessary or desirable as a term or condition of, or in connection with, the issuance or purchase of Shares hereunder, no Shares may be issued or sold to the Participant or any other individual exercising an Option unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any terms and conditions not acceptable to the Company, and any delay caused thereby shall in no way affect the date of termination of the Award. Specifically, in connection with the Securities Act of 1933 (the “Securities Act”), upon the exercise of any Option or the delivery of any Shares underlying an Award, unless a registration statement under such Act is in effect with respect to the Shares covered by such Award, the Company shall not be required to sell or issue such Shares unless the Committee has received evidence satisfactory to it that the Participant or any other individual exercising an Option may acquire such Shares under an exemption from registration under the Securities Act. The Company may, but shall not be obligated to, register any securities covered hereby under the Securities Act. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or the issuance of Shares under the Plan to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that an Option shall not be exercisable until the Shares covered by such Option are registered or are exempt from registration, the exercise of such Option (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption. The Committee may require the Participant to sign such additional documentation, make such representations, and furnish such information as the Committee may consider appropriate in connection with the grant of Awards or issuance or delivery of Shares in compliance with applicable laws.

20.2 Rule 16b-3. During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, it is the intent of the Company that Awards and the exercise of Options granted to officers and directors hereunder will qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent that any term or condition of the Plan or action by the Committee does not comply with the requirements of Rule 16b-3, it shall be deemed inoperative to the extent permitted by law and deemed advisable by the Committee, and shall not affect the validity of the Plan. In the event that Rule 16b-3 is revised or replaced, the Committee may modify the Plan in any respect necessary to satisfy the requirements of, or to take advantage of any features of, the revised exemption or its replacement.

21. Termination. No Award shall be granted from and after the tenth anniversary of the date upon which this Plan is approved by the shareholders of the Company or after such date that the Board shall have adopted a resolution terminating the Plan. This Plan shall remain in effect with respect to Awards outstanding at that time.

22. Governing Law.

22.1 The validity, construction and effect of this Plan and any Award hereunder will be determined in accordance with the internal laws of the Commonwealth of Pennsylvania without giving effect to conflict of laws.

22.2 Any person who believes he or she is being denied any benefit or right under the Plan may file a written claim with the Committee. Any claim must be delivered to the Committee within forty-five (45) days of the specific event giving rise to the claim. Untimely claims will not be processed and shall be deemed denied. The Committee, or its designated agent, will notify the Participant of its decision in

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writing as soon as administratively practicable. Claims not responded to by the Committee in writing within ninety (90) days of the date the written claim is delivered to the Committee shall be deemed denied. The Committee’s decision is final and conclusive and binding on all persons. No lawsuit relating to the Plan may be filed before a written claim is filed with the Committee and is denied or deemed denied and any lawsuit must be filed within one year of such denial or deemed denial or be forever barred.

22.3 For purposes of resolving any lawsuit that arises under the Plan, each Participant, by virtue of receiving an Award, shall be deemed to have submitted to and consented to the exclusive jurisdiction of the state and federal courts located in the Commonwealth of Pennsylvania and to have agreed that any related litigation shall be conducted solely in the courts of Butler County, Pennsylvania or the federal courts for the U.S. for the Western District of Pennsylvania, where the Plan is made and to be performed, and no other courts. The Plan is not intended to be subject to the Employee Retirement Income Security Act of 1974.

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II-VI INCORPORATED 375 SAXONBURG BOULEVARD SAXONBURG, PA 16056-9499

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Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D24037-P44819	KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

II-VI INCORPORATED
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS NUMBERED 1. a., b., c., 2, 3 AND 4.

1.	Election of three Class Three Directors nominated by the Board of Directors for a three-year term to expire at the annual meeting of shareholders in 2023.	For	Against	Abstain
Nominees:
	1a. Joseph J. Corasanti	☐	☐	☐
	1b. Patricia Hatter	☐	☐	☐
	1c. Marc Y. E. Pelaez	☐	☐	☐
						For	Against	Abstain
2.	Non-binding advisory vote to approve the compensation of the Company’s named executive officers for fiscal year 2020.					☐	☐	☐
3.	Approval of the Amendment and Restatement of the 2018 Omnibus Incentive Plan to add shares.					☐	☐	☐
4.	Ratification of the Audit Committee’s selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2021.					☐	☐	☐
NOTE:	Such other business as may properly come before the meeting or any adjournment thereof.

PLEASE MARK, SIGN, DATE AND RETURN IMMEDIATELY.
Important: Shareholders sign here exactly as name appears hereon.

Signature [PLEASE SIGN WITHIN BOX]		Date			Signature (Joint Owners)	Date

Important Notice Regarding Internet Availability of Proxy Materials for the Annual Meeting to be held on November 9, 2020: The Notice and Proxy Statement and Annual Report to Shareholders are available at www.proxyvote.com.

Please date, sign and mail your Proxy card back as soon as possible!

D24038-P44819

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II-VI INCORPORATED Annual Meeting of Shareholders
November 9, 2020
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY

The undersigned hereby appoints Vincent D. Mattera, Jr. and Shaker Sadasivam or either of them, with power of substitution to each, as proxies to represent and to vote as designated on the reverse all of the shares of Common Stock held of record at the close of business on September 15, 2020 by the undersigned at the annual meeting of shareholders of II-VI Incorporated to be held online at www.virtualshareholdermeeting.com/IIVI2020, on November 9, 2020 at 3:00 p.m. Eastern U.S. time, and at any adjournment thereof.

This proxy will be voted by the proxies as directed, or if no direction is indicated herein, the proxies shall vote in the election of the three Class Three Directors (Proposal Number 1) FOR ALL the nominees listed and FOR Proposals Numbers 2 to 4.

(PLEASE SIGN ON REVERSE SIDE AND RETURN PROMPTLY)